Execution Version COMMON TERMS AGREEMENT among IE US HARDWARE 3 LLC, as Company; CSC DELAWARE TRUST COMPANY, as Intercreditor Agent; CSC DELAWARE TRUST COMPANY, as Administrative Agent; CSC DELAWARE TRUST COMPANY, as Collateral Agent; THE FINANCING PARTIES, that are parties to this Agreement from time to time; and Each other Person that may become party hereto from time to time Dated as of May 29, 2026 Certain confidential information contained in this document, marked by [***], has been omitted because it is both not material and is the type that IREN Limited treats as private or confidential Exhibit 10.37 TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS ............................................................................................................1 Section 1.1 Definitions.................................................................................................1 Section 1.2 Divisions ...................................................................................................1 ARTICLE 2 FUNDING MATTERS ...............................................................................................2 Section 2.1 Incurrence of Senior Secured Debt ...........................................................2 Section 2.2 Initial Indebtedness ...................................................................................2 Section 2.3 Voluntary Termination of the Senior Secured Debt .................................2 Section 2.4 Replacement of Agents or Financing Parties ............................................2 Section 2.5 Payment in Full of Senior Secured Debt ...................................................2 ARTICLE 3 CONDITIONS PRECEDENT ....................................................................................3 Section 3.1 Conditions Precedent to Closing Date ......................................................3 Section 3.2 Conditions Precedent to Escrow Funding Date ........................................7 Section 3.3 Conditions Precedent to All Credit Events ...............................................7 ARTICLE 4 REPRESENTATIONS AND WARRANTIES .........................................................11 Section 4.1 Organization; Powers ..............................................................................11 Section 4.2 Authorization; No Conflicts ....................................................................11 Section 4.3 Enforceability ..........................................................................................11 Section 4.4 Governmental Approvals ........................................................................12 Section 4.5 Title to Properties; Material Project Contracts .......................................12 Section 4.6 No Material Adverse Effect ....................................................................12 Section 4.7 Equity Interests; Subsidiaries ..................................................................12 Section 4.8 Litigation; Compliance with Laws; Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions ...........................................13 Section 4.9 Federal Reserve Regulations ...................................................................14 Section 4.10 Investment Company Act .......................................................................14 Section 4.11 Use of Proceeds .......................................................................................14 Section 4.12 Taxes .......................................................................................................15 Section 4.13 No Material Misstatements. ....................................................................15 Section 4.14 Employee Benefit Plans ..........................................................................16 Section 4.15 Environmental Matters............................................................................16 Section 4.16 Solvency ..................................................................................................16 Section 4.17 Company is a Limited Purpose Entity ....................................................17 Section 4.18 Labor Matters ..........................................................................................17 Section 4.19 Insurance .................................................................................................17 Section 4.20 Status as Senior Debt; Perfection of Security Interests ..........................17 Section 4.21 Location of Business and Offices ...........................................................18 Section 4.22 Intellectual Property ................................................................................18 Section 4.23 Private Offering by the Company ...........................................................18 ARTICLE 5 AFFIRMATIVE COVENANTS...............................................................................19 Section 5.1 Existence; Businesses and Properties. ....................................................19 Section 5.2 Insurance. ................................................................................................19

Section 5.3 Payment of Tax Obligations. ..................................................................19 Section 5.4 Financial Statements, Reports, Etc. ........................................................20 Section 5.5 Litigation and Other Notices. ..................................................................21 Section 5.6 Compliance with Laws. ..........................................................................22 Section 5.7 Maintaining Records; Access to Properties and Inspections. .................22 Section 5.8 Use of Proceeds. ......................................................................................23 Section 5.9 Compliance with Environmental Laws. ..................................................23 Section 5.10 Preservation of Rights; Further Assurances. ...........................................23 Section 5.11 Fiscal Year. .............................................................................................24 Section 5.12 Anti-Money Laundering Laws; Anti-Corruption Laws and Sanctions. ................................................................................................24 Section 5.13 Limited Purpose Status of the Company. ...............................................24 Section 5.14 Separateness. ...........................................................................................24 Section 5.15 Collateral Accounts. ................................................................................25 Section 5.16 Payment of Obligations. ..........................................................................25 Section 5.17 Compliance with Data Protection Laws. ................................................25 Section 5.18 Rating on the Notes. ................................................................................26 Section 5.19 Extended Warranty. ................................................................................26 Section 5.20 Post-Closing Obligations. .......................................................................26 Section 5.21 GPU Clusters. .........................................................................................26 Section 5.22 Serial Numbers. .......................................................................................26 Section 5.23 Interest Rate Protection. ..........................................................................27 Section 5.24 Commodity Hedging Requirements. ......................................................27 Section 5.25 Resizing Trigger Financial Model. .........................................................28 Section 5.26 Parent Minimum Liquidity. ....................................................................28 ARTICLE 6 NEGATIVE COVENANTS .....................................................................................28 Section 6.1 Indebtedness. ...........................................................................................28 Section 6.2 Liens. .......................................................................................................28 Section 6.3 Swap Agreements. ..................................................................................29 Section 6.4 Investments, Loans and Advances. .........................................................29 Section 6.5 Mergers, Consolidations, Sales of Assets and Acquisitions. ..................29 Section 6.6 Restricted Payments. ...............................................................................30 Section 6.7 Transactions with Affiliates. ...................................................................31 Section 6.8 Business of the Company; Subsidiaries. .................................................31 Section 6.9 Negative Pledge Agreements. .................................................................32 Section 6.10 Material Project Contracts. .....................................................................32 Section 6.11 Use of Proceeds Not in Violation. ..........................................................33 Section 6.12 Financial Covenants. ...............................................................................33 ARTICLE 7 EVENTS OF DEFAULT ..........................................................................................33 Section 7.1 Events of Default. ...................................................................................33 Section 7.2 Right to Equity Cure ...............................................................................37 ARTICLE 8 REMEDIES ...............................................................................................................39 Section 8.1 Remedies Generally ................................................................................39 ARTICLE 9 CASH WATERFALL ...............................................................................................39 Section 9.1 Deposits into Accounts. ..........................................................................39 Section 9.2 Withdrawals from the Collection Account. ............................................40 Section 9.3 Withdrawals from the Other Proceeds Account. ....................................42 Section 9.4 Withdrawals from the Distribution Reserve Account. ............................43 Section 9.5 Withdrawals from the Debt Service Reserve Account. ..........................43 Section 9.6 Withdrawals from the OpEx Reserve Account. ......................................44 Section 9.7 Withdrawals from the Cash Trap Reserve Account. ..............................44 Section 9.8 Withdrawals from the Infrastructure Acquisition Account. ...................45 Section 9.9 Withdrawals from the Annual Expense Reserve Account. .....................45 Section 9.10 Withdrawals from the Distribution Account. ..........................................45 Section 9.11 Escrow Account. .....................................................................................45 Section 9.12 Earnings. .................................................................................................46 ARTICLE 10 PREPAYMENTS ....................................................................................................46 Section 10.1 Mandatory Prepayments/Offers to Prepay ..............................................46 Section 10.2 Application of Prepaid Funds .................................................................46 Section 10.3 Termination of Secured Interest Rate Hedge Agreements .....................46 ARTICLE 11 AMENDMENTS; WAIVERS ................................................................................47 Section 11.1 Required Financing Parties Consent and Unanimous Consent ...............47 Section 11.2 Affected Party Consent ...........................................................................48 Section 11.3 Prepayment Consent ...............................................................................48 Section 11.4 Amendments without Consent ................................................................48 ARTICLE 12 MISCELLANEOUS ...............................................................................................49 Section 12.1 Notices. ...................................................................................................49 Section 12.2 Successors and Assigns ...........................................................................52 Section 12.3 Accounting Terms ...................................................................................52 Section 12.4 Severability .............................................................................................52 Section 12.5 Construction, Etc. ....................................................................................52 Section 12.6 Counterparts ............................................................................................54 Section 12.7 Governing Law .......................................................................................54 Section 12.8 Jurisdiction and Process; Waiver of Jury Trial .......................................54 Section 12.9 Intercreditor Agreement ..........................................................................55 Section 12.10 Obligations of the Intercreditor Agent ....................................................55 Section 12.11 Release of Liens and Guarantees ............................................................56 Section 12.12 Confidentiality ........................................................................................57 SCHEDULES SCHEDULE I Defined Terms SCHEDULE 1.1(a) Replacement Customer Contract Criteria SCHEDULE 1.1(d) GPU Depreciation Amount Spreadsheet SCHEDULE 4.4 Governmental Approvals SCHEDULE 4.5 Material Project Contracts

SCHEDULE 4.7(a) Company Information SCHEDULE 5.2 Insurance Requirements SCHEDULE 12.1 Lender and Purchaser Notice Information EXHIBITS EXHIBIT A Form of Solvency Certificate EXHIBIT B Form of Financial Model EXHIBIT C Form of Construction/Installation Progress Report EXHIBIT D Form of Common Terms Accession Agreement EXHIBIT E Form of Compliance Certificate EXHIBIT F Level 4 Functional Performance Test Criteria EXHIBIT G Form of Escrow Release Instruction EXHIBIT H Intercompany Subordination Agreement COMMON TERMS AGREEMENT, dated as of May 29, 2026 (this “Agreement”), among IE US Hardware 3 LLC, a limited liability company incorporated under the laws of the State of Delaware (the “Company”); CSC Delaware Trust Company, acting as Intercreditor Agent (“Intercreditor Agent”); CSC Delaware Trust Company, acting as Administrative Agent on behalf of the Lenders (“Administrative Agent”); CSC Delaware Trust Company, acting as Collateral Agent (“Collateral Agent”) on behalf of the Secured Parties; each Purchaser that is a party to this Agreement from time to time; and each other Person that may become party hereto from time to time in accordance with the terms of this Agreement. W I T N E S S E T H : WHEREAS, as of the date hereof and the Closing Date, the Company is a wholly owned indirect Subsidiary of the Parent; WHEREAS, the Company intends to finance the Capital Expenditures and to make certain other payments as more fully described in the Senior Secured Debt Instruments; WHEREAS, in order to finance Capital Expenditures and certain other amounts relating to the Project, the Company has (a) requested the Lenders extend credit to the Company in an aggregate principal amount not exceeding $1,545,000,000 and (b) authorized the issue and sale of $2,100,000,000 aggregate principal amount of their 5.96% Notes due December 31, 2031 to be issued on the initial Escrow Funding Date and each subsequent Escrow Funding Date; in each case on the terms and conditions set forth herein and as set forth in the Financing Documents; and WHEREAS, the Company and the other parties hereto from time to time desire to enter into this Agreement in order to set out certain provisions regarding, among other things: (i) common representations and warranties of the Company; (ii) common conditions precedent to certain credit events; (iii) common covenants of the Company; and (iv) common events of default under the Financing Documents. NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereby agree as follows: ARTICLE 1 DEFINITIONS Section 1.1 Definitions. For all purposes of this Agreement, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in Schedule I and (b) the principles of construction set forth in Section 12.5 shall apply. Section 1.2 Divisions. For all purposes under the Financing Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person.

2 ARTICLE 2 FUNDING MATTERS Section 2.1 Incurrence of Senior Secured Debt. (a) The incurrence of Senior Secured Debt shall be made in accordance with, and pursuant to, the terms of the relevant Senior Secured Debt Instruments (including, if applicable, this Agreement). (b) For purposes of this Article 2, Senior Secured Debt shall be deemed “incurred” upon (i) the execution of the Senior Secured Debt Instruments in respect thereof, (ii) the satisfaction or waiver of the conditions precedent thereunder (and hereunder, as applicable) to the initial disbursement of loans or purchase and sale of notes and (iii) the initial disbursement of loans or purchase and sale of notes thereunder. Section 2.2 Initial Indebtedness. (a) As of the date hereof, the Company and the Holders are entering into the Note Purchase Agreement, pursuant to which the Company may incur senior secured Indebtedness in an aggregate amount not to exceed $2,100,000,000 with respect to the Notes. (b) As of the date hereof, the Company, the Administrative Agent and the Lenders are entering into the Credit Agreement, pursuant to which the Company may incur senior secured Indebtedness in the form of a term loan facility in an aggregate amount not to exceed $1,545,000,000. Section 2.3 Voluntary Termination of the Senior Secured Debt. (a) The Company shall be permitted to voluntarily terminate or reduce the Delayed Draw Loan Commitments or Note Commitments, in each case, in accordance with the terms of the relevant Senior Secured Debt Instrument. Section 2.4 Replacement of Agents or Financing Parties. In the event that any Agent party hereto is replaced in accordance with the relevant Senior Secured Debt Instruments or any Financing Party hereto assigns its rights under the relevant Senior Secured Debt Instruments, such replacement or assignment shall become effective only upon the replacement Agent or assignee Financing Party, as applicable, satisfying the applicable conditions to such replacement or assignment under the applicable Senior Secured Debt Instruments, including executing and delivering to each other party hereto a Common Terms Accession Agreement and acceding to the Intercreditor Agreement in accordance with the terms thereof to the extent required thereunder. Section 2.5 Payment in Full of Senior Secured Debt. (a) Upon the payment in full of any Senior Secured Debt under the applicable Senior Secured Debt Instrument and the expiration or termination of all commitments under such Senior Secured Debt Instrument in accordance with the terms thereof: 3 (i) the former Lenders (in the case of the Credit Agreement) or Holders (in the case of the Note Purchase Agreement) shall no longer be Senior Secured Debt holders under this Agreement and, in the case of the Credit Agreement, the Administrative Agent, shall no longer have any rights or obligations under this Agreement, except for those provisions that by their terms expressly survive termination; and (ii) the related Senior Secured Debt Instruments shall no longer be Senior Secured Debt Instruments under this Agreement. (b) The Administrative Agent (in the case of the Credit Agreement) and each Holder of a Note (in the case of the Note Purchase Agreement) shall promptly give notice of any such payment in full, expiration, termination and/or cancellation after the occurrence thereof to the Collateral Agent and the Intercreditor Agent, and shall execute such documents or instruments as are reasonably requested in writing by, and at the expense of, the Company, the Collateral Agent or the Intercreditor Agent to evidence the matters referred to in the foregoing Section 2.5(a). ARTICLE 3 CONDITIONS PRECEDENT Section 3.1 Conditions Precedent to Closing Date. The occurrence of the Closing Date is subject to the satisfaction by each of the Initial Financing Parties (or, solely in the case of clause (k), each Purchaser) of each of the conditions precedent set forth below unless, in each case, waived by each Initial Financing Party (or, solely in the case of clause (k), each Purchaser): (a) the Administrative Agent and each Purchaser shall have received a copy of each Financing Document duly executed by the parties thereto; (b) the Administrative Agent and each Purchaser shall have received copies of each Material Project Contract, duly executed by the parties thereto; (c) the Administrative Agent and each Purchaser shall have received copies of each of (i) the Customer Direct Agreement on the same terms and conditions as contained in the draft version of such consent and agreement dated January 23, 2026, delivered by the Customer’s legal counsel to the Company and the Initial Financing Party’s legal counsel (the “Customer Draft Form”) (other than amendments to such Customer Draft Form that: (A) are favorable to the Initial Financing Parties, or (B) do not materially and adversely prejudice the Initial Financing Parties as a whole), (ii) the Colocation Direct Agreement and (iii) the Managed Services Direct Agreement, each as duly executed by the parties thereto; (d) the Administrative Agent and each Purchaser shall have received each of the following: (i) a copy of (A) the certificate or articles of incorporation, constitution, partnership agreement or limited liability agreement, including all amendments thereto, or other relevant constitutional documents under applicable law of the Company, Pledgor and the Parent, (x) in the case of a corporation, certified as of a recent date by the Secretary of State or Secretary (or other similar official) or (y) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary, or the general partner,

4 managing member or sole member, of the Company, Pledgor and the Parent and (B) a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of the Company, Pledgor and the Parent as of a recent date from such Secretary of State (or other similar official); (ii) a certificate of the Secretary, Assistant Secretary, Director, Vice President, President or similar officer, or the general partner, managing member or sole member, of each of the Company, the Pledgor and the Parent, in each case dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the by- laws (or constitution, partnership agreement, memorandum and articles of association, limited liability company agreement or other equivalent governing documents) of the Company, the Pledgor or the Parent, as applicable, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below; (B) that attached thereto is a true and complete copy of resolutions (or, in the case of the Parent, extract of resolutions) duly adopted by the board of directors (or equivalent governing body) of each of the Company, the Pledgor or the Parent, as applicable, (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Financing Documents to which such Person is a party and the grant of the security interest required under the Security Document to which such Person is a party, in each case as of the Closing Date, and, in the case of the Company, the transactions hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date; (C) that the certificate or articles of incorporation, constitution, partnership agreement or limited liability agreement of each of the Company, the Pledgor or the Parent, as applicable, has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above; (D) as to the incumbency and specimen signature of each officer or director executing any Financing Document or any other document delivered in connection herewith on behalf of each of the Company, the Pledgor or the Parent, as applicable; (E) as to the satisfaction of the condition set forth in Section 3.1(p); and (iii) with respect to the Security Documents: (A) certificates, if any, representing the pledged Equity Interests referred to therein accompanied by undated stock or membership interest powers executed in blank and instruments evidencing the Pledged Debt endorsed in blank (or confirmation in lieu thereof reasonably satisfactory to the Initial Financing 5 Parties or their counsel that such certificates, powers and instruments have been sent for overnight delivery to the Collateral Agent or its counsel); (B) copies of proper financing statements, filed or duly prepared for filing under the UCC in all United States jurisdictions that are necessary or reasonably requested by the Initial Financing Parties or their counsel in order to perfect and protect the Liens created under the applicable Collateral Agreement on assets of the Company, covering the Collateral described in the Collateral Agreement; and (C) evidence that all other actions, recordings and filings required by the Security Documents as of the Closing Date that are necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for; provided that the Collateral and Guarantee Requirement shall be deemed to have been satisfied so long as the Collateral Agent shall have received, on or prior to the Closing Date, (1) Uniform Commercial Code financing statements in appropriate form for filing by the Company or its designee under the Uniform Commercial Code in the jurisdiction of incorporation or organization of the Company and (2) to the extent certificated or represented by an instrument, any certificates or instruments representing or evidencing Equity Interests in the Company and accompanied by instruments of transfer and stock powers undated and endorsed in blank (or confirmation in lieu thereof reasonably satisfactory to the Initial Financing Parties or their counsel that such certificates, powers and instruments have been sent for overnight delivery to the Collateral Agent or its counsel); (e) each Agent, the Note Agent, the Depositary Bank and each of the Initial Financing Parties shall have received, on the Closing Date, an opinion of (i) Milbank LLP, special counsel for the Company, and (ii) Allens, special counsel for the Parent, addressed, and in form and substance reasonably satisfactory, to each Agent, the Note Agent, the Depositary Bank and each of the Initial Financing Parties; (f) the Administrative Agent and each Purchaser shall have received a solvency certificate in the form attached hereto as Exhibit A and signed by the chief financial officer or another Responsible Officer of the Company confirming the solvency of the Company and the Pledgor after giving effect to the transactions contemplated hereunder; (g) the Administrative Agent and each Purchaser shall have received copies of a recent Lien, tax and judgment searches in each jurisdiction with respect to the Company and the Parent; (h) the Administrative Agent and each Purchaser shall have received a financial model from the Company or Parent substantially in the form set forth in Exhibit B (the “Base Case Financial Model”) evidencing compliance with the Sizing DSCR Requirement.

6 (i) the Administrative Agent and each Purchaser shall have received evidence that all Collateral Accounts (other than any General Account) have been established and corresponding Control Agreements are in place; (j) solely to the extent the First Funding Date (Facility) shall occur concurrently with the Closing Date, the applicable Secured Party and the Note Agent shall have received all fees due and payable to such Person on or prior to the Closing Date (including, without limitation, fees payable pursuant to the Closing Payment and Fee Letters), and, to the extent invoiced at least three (3) Business Days prior to the Closing Date, all other amounts due and payable pursuant to the Financing Documents, including, to the extent so invoiced, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by the Company hereunder and under each Financing Document (or, in each case, arrangements reasonably satisfactory to each applicable Secured Party or the Note Agent (as applicable)) have been made for payment of such amounts out of the proceeds of such Credit Event; (k) each Purchaser shall have received (a) a Private Rating Letter setting forth the initial Debt Rating for the Notes and (b) the related Private Rating Rationale Report with respect to such Debt Rating, which Debt Rating shall not be lower than an A- credit rating, issued by an Acceptable Rating Agency; (l) the Administrative Agent and each Purchaser shall have received a copy of the unaudited quarterly financial statements of the Company (without footnotes), consisting of a balance sheet, statement of operations, statement of stockholders equity and statement of cashflows, for the Financial Quarter ended on March 31, 2026; (m) the Administrative Agent and each Purchaser shall have received evidence of the appointment of an independent manager to the board of the Company whose rights with respect to voting, access to information and attending meetings are limited to bankruptcy-related matters of the Company; (n) the Administrative Agent and each Purchaser shall have received a copy of a preliminary third-party insurance report of the Insurance Consultant; (o) (i) the Administrative Agent, Collateral Agent, the Note Agent, the Depositary Bank, the Intercreditor Agent and each Purchaser shall have received all documentation and other information required by regulatory authorities with respect to the Company under applicable “know your customer” rules and regulations, applicable Anti-Corruption Laws, and other applicable Anti-Money Laundering Laws, including without limitation the PATRIOT Act, that has been reasonably requested by such Person in writing at least ten (10) days in advance of the date hereof and (ii) to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, each Lender shall have received a Beneficial Ownership Certification in relation to the Company at least one (1) day prior to the Closing Date (provided that, upon execution and delivery by each Agent, Lender and Purchaser of its signature page to this Agreement, the condition set forth in this clause (o), shall be deemed satisfied); and 7 (a) the Collateral Agent shall have executed an Escrow Agreement; (b) the Company shall have delivered funding instructions in accordance with Section 4.2 of the Note Purchase Agreement no later than six (6) Business Days prior to the applicable Escrow Funding Date; (c) solely with respect to the first Escrow Funding Date, a Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes; (d) immediately prior to such Escrow Funding Date, the Company reasonably anticipates the occurrence of the Escrow Release Dates for such Tranche by no later than the Commitment Termination Date; (e) at the time of, and immediately after giving effect to, such Escrow Funding Date, no Default, Event of Default or LTC Event shall have occurred and be continuing; (f) the representations and warranties set forth in Article 4 hereof shall be true and correct in all material respects on and as of such Escrow Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (or, to the extent qualified by materiality, true and correct in all respects); (g) each Purchaser shall have received a certificate of a Responsible Officer of the Company certifying as to the satisfaction of each of the foregoing conditions precedent set forth in this Section 3.2; and (h) in respect of the first Escrow Funding Date only, each Purchaser shall have received an opinion of Latham & Watkins LLP, special counsel for the Purchasers. Section 3.3 Conditions Precedent to All Credit Events. The occurrence of each Credit Event (including, for the avoidance of doubt, the initial Credit Event, but other than, for the avoidance of doubt, with respect to a conversion of Loans to another Type or a continuation of (p) the representations and warranties set forth in Article 4 hereof shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or except to the extent such representations and warranties are expressly conditioned on the occurrence of the Closing Date (in which case such representations and warranties shall be true and correct in all material respects conditioned on the occurrence of the Closing Date) (and, in all cases, to the extent qualified by materiality, true and correct in all respects). Section 3.2 Conditions Precedent to Escrow Funding Date. The occurrence of each Escrow Funding Date is subject to the satisfaction by the Required Holders of each of the conditions precedent set forth below, unless waived by the Required Holders:

8 SOFR Loans (each such term as defined in the Credit Agreement)) is subject to the satisfaction or waiver by (i) in the case of a Borrowing, the Required Lenders or (ii) in the case of an Escrow Release, the Required Holders, of the following conditions precedent: (a) the Company shall have delivered to the applicable Person (i) in the case of a Borrowing of Delayed Draw Loans, a Borrowing Request (as defined in the Credit Agreement) in accordance with the Credit Agreement or (ii) in the case of an Escrow Release, a Notice of Release in accordance with the Note Purchase Agreement; (b) the aggregate amount of Delayed Draw Loans plus Notes plus Upfront Amounts incurred or received in connection with the Tranche to which such Credit Event relates shall be less than, or equal to, the Advance Rate as of such date, determined on a pro forma basis after giving effect to the Borrowing of such Delayed Draw Loans and such Escrow Release of such Notes; (c) at the time of, and immediately after, such Credit Event, no Default, Event of Default or LTC Event shall have occurred and be continuing; (d) the representations and warranties set forth in Article 4 hereof shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (or, to the extent qualified by materiality, true and correct in all respects); (e) solely with respect to: (i) each First Funding Date (Tranche), the Administrative Agent and the Purchasers shall have received an updated financial model in the form set forth in Exhibit B, reflecting any updates to the Sizing DSCR Requirement and taking into account the then-current Model Adjustment Criteria; and (ii) the Borrowing with respect to the True-Up Amount, the Administrative Agent and the Purchasers shall have received an updated financial model in the form set forth in Exhibit B, reflecting any updates to the Sizing DSCR Requirement taking into account delivery and acceptance of additional GPU Servers prior to and after the T4 Acceptance Date, (each, together with any updates provided pursuant to Section 6.5(g), an “Updated Financial Model”); (f) to the extent the proceeds of the proposed Credit Event will be used for an acquisition of any GPU Servers, the GPU Servers to be financed with the proceeds of such proposed Credit Event have been delivered to the DC and title to such GPU Servers (and all related warranties) has passed to the Company or will pass to the Company upon payment using proceeds of the proposed Credit Event; 9 (j) compliance with the requirements of Section 5.23 and Section 5.24; (k) at the time of, and immediately after, such Credit Event, no (i) declared material default under any Material Project Contract or (ii) material breach under the Customer Contract or the Dell Purchase Agreement which entitles, or with the passage of time could entitle, the Customer or Dell (as applicable), on the delivery of notice, to terminate the Customer Contract or the Dell Purchase Agreement (as applicable), shall have occurred and be continuing; (l) no Tranche under the Customer Contract has been terminated by the Customer thereunder (unless (i) the Company has made the mandatory prepayment required by Section 2.09(b)(iv) of the Credit Agreement and the mandatory offer to redeem required by Section 8.6(a)(iii) of the Note Purchase Agreement with respect to such Tranche, (ii) the Customer has subsequently accepted such Tranche or (iii) this condition is waived by the Required Financing Parties); (m) solely with respect to the First Funding Date (Facility), and solely to the extent the First Funding Date (Facility) shall occur on a date following the Closing Date, the applicable Secured Party and the Note Agent shall have received all fees due and payable to such Person on or prior to First Funding Date (Facility) (including, without limitation, fees payable pursuant to the Closing Payment and Fee Letters), and to the extent invoiced at least three (3) Business Days prior to the First Funding Date (Facility), all other amounts due and payable pursuant to the Financing Documents, including, to the extent so invoiced, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by the Company hereunder and under each Financing Document (or, in each case, arrangements reasonably satisfactory to the applicable Secured Party or the Note Agent, as applicable, have been made for payment of such amounts out of the proceeds of such Credit Event); (n) solely with respect to each First Funding Date (Tranche), (i) delivery of a confirmatory insurance report from the Insurance Consultant, in form and substance substantially (g) the Administrative Agent and the Purchasers shall have received a certificate from the DC Consultant that (i) the Applicable Data Hall has satisfied the Level 4 Commissioning System Acceptance and (ii) the Applicable Data Hall has sufficient power and utilities to meet the contract requirements for the Tranche to which such Credit Event relates for the duration of the Customer Contract (provided that the condition in this clause (ii) shall be deemed satisfied upon delivery of the Technical Diligence Report to the Administrative Agent and the Purchasers and no such certificate needs to be delivered by the DC Consultant to the Administrative Agent and the Purchasers in such an event); (h) solely with respect to each First Funding Date (Tranche), the Company shall have first received in cash (i) the Upfront Amount for such Tranche from the Customer (if such Upfront Amount has been paid by the Customer) and (ii) the Parent Equity Amount for such Tranche, which amounts shall have been applied to, or shall be available to be applied to, fund the Capital Expenditures for the Infrastructure relating to such Credit Event; (i) immediately after giving effect to such Credit Event, the Debt Service Reserve Requirement and the OpEx Reserve Requirement shall be satisfied;

10 (o) in respect of any Tranche to which such Credit Event relates: (i) at least 97% of the GPU Servers for such Tranche (any shortfall below 100%, the “Tranche GPU Funding Date Shortfall”) shall have been delivered to the Company no later than forty-five (45) days prior to the expiry of the Delivery Delay Window applicable to such Tranche (as automatically extended for any Excluded Delays) (the “Delivery Deadline”); provided that this condition shall be extended on a day-for-day basis for any day of extension provided by the Customer under the Customer Contract up to the maximum number of days that the Customer is entitled to exercise any termination rights with respect to such Tranche arising from any failure to deliver the Minimum GPU Quantity to the Customer for acceptance testing by the expiry of the applicable Delivery Delay Window; or (ii) the Company has funded the purchase price for the GPU Servers for such Tranche using a cash equity contribution and, if the Upfront Amount Utilization Conditions have been satisfied, the Upfront Amount for such Tranche, and the Customer subsequently accepts the GPU Servers for such Tranche in accordance with the terms of the Customer Contract; (p) the Intercreditor Agent shall have received a certificate of a Responsible Officer of the Company certifying as to the satisfaction of each of the foregoing conditions precedent set forth in this Section 3.3; (q) for each Tranche, the amount of Loans in such Borrowing is being borrowed ratably with the corresponding Escrow Release in respect of the Notes based on the aggregate amount of Loans and Notes available for such Tranche in accordance with the Updated Financial Model delivered for such Tranche pursuant to Section 3.3(e)(i); and (r) solely with respect to the First Funding Date (Facility), the Intercreditor Agent shall have received a copy of one or more Permitted Commodity Hedge Agreements in respect of power consumption not less than the Assumed Power Consumption in accordance with Section 5.24, duly executed by the parties thereto and in full force and effect. For purposes of determining compliance with the conditions specified in Section 3.1, Section 3.2 and Section 3.3 and notwithstanding anything to the contrary herein, each Financing Party that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or consistent with the preliminary report delivered on the Closing Date, (ii) evidence of insurance policies (with respect to, or which cover, the Infrastructure relating to such Tranche), satisfactory to the Required Lenders or Required Holders, as applicable, or its respective counsel (in each case, acting reasonably), naming the Collateral Agent as sole loss payee for the Secured Parties’ insurable interest and as additional insured (with respect to such Infrastructure and no other assets or property or Business Interruption Insurances that may be the subject of, or covered by, such insurance policies) to the extent required under Schedule 5.2 and (iii) a certificate from the Insurance Consultant confirming that the foregoing has been obtained and satisfies the requirements set forth in the Financing Documents; 11 approved by or acceptable or satisfactory to a Financing Party unless the Intercreditor Agent shall have received written notice from such Financing Party prior to the proposed Credit Event specifying its objection thereto. Notice by the Intercreditor Agent of the Closing Date to the Company and Financing Parties shall be conclusive and binding. ARTICLE 4 REPRESENTATIONS AND WARRANTIES The Company represents and warrants to the Administrative Agent, the Collateral Agent, the Intercreditor Agent, each of the Holders and each of the Lenders with respect to itself that, as of the date hereof, the Closing Date and as otherwise required by Section 3.2 and Section 3.3: Section 4.1 Organization; Powers. The Company (a) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each Financing Document and each Material Project Contract to which it is a party and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow and otherwise obtain credit hereunder. Section 4.2 Authorization; No Conflicts. The execution, delivery and performance by the Company of each of the Financing Documents to which it is a party and the Transactions (a) have been duly authorized by all necessary corporate, stockholder, limited liability company or partnership action required to be obtained by the Company and (b) will not (i) violate any provision of (A) law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents or limited liability company agreement or by-laws of the Company, (C) any applicable order of any court or order of any Governmental Authority or (D) any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its property is or may be bound or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clauses (i)(A), (C) and (D) of this Section 4.2 would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company, other than the Liens created by the Financing Documents. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Financing Document. Section 4.3 Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Financing Document and Material Project Contract in effect as of the Closing Date and delivered by the Company that is party thereto will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in

12 Section 4.5 Title to Properties; Material Project Contracts. (a) The Company has good and valid (subject to the terms of the Material Project Contracts) title to, or valid leasehold interests (as applicable) in, all its material properties and assets necessary for the operation of the Project as contemplated hereby, except for Liens permitted under this Agreement. There is no breach or default, or condition that with notice and/or the passage of time would constitute a breach or default by the Company (nor, to the Company’s knowledge, by any counterparty thereto) under the Material Project Contracts, except in each case to the extent that such breach, default or condition would not reasonably be expected to have any Material Adverse Effect. (b) Schedule 4.5 contains a true, correct and complete list of all the Material Project Contracts in effect as of the date hereof, and all such Material Project Contracts are in full force and effect and no defaults exist thereunder as of the date hereof. Section 4.6 No Material Adverse Effect. Since the date hereof, no Material Adverse Effect has occurred and is continuing. Section 4.7 Equity Interests; Subsidiaries. (a) Schedule 4.7(a) sets forth as of the date hereof the name and jurisdiction of incorporation, formation or organization of the Company and the percentage of each class of Equity Interests owned by the Pledgor or Parent, as applicable, indicating the ownership thereof. The Equity Interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable. There is no existing option, warrant, call, right, commitment or other agreement to which the Company is a party requiring, and there is no Equity Interest in the accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) implied covenants of good faith and fair dealing and (d) the need for filings and registrations necessary to create or perfect Liens on the Collateral granted by the Company in favor of the Secured Parties. Section 4.4 Governmental Approvals. No action, consent or approval of, registration or filing with, permit from, notice to, or any other action by, any Governmental Authority is or will be required in connection with (a) the entry of the Company into, or the performance by the Company of its obligations under, the Financing Documents, (b) the development, ownership and operation of the Project as contemplated by the Financing Documents and the Material Project Contracts, (c) the consummation of the Transactions by the Company or (d) the grant by the Company of the Liens granted under the Security Documents or the validity, perfection and enforceability thereof or for the exercise by the Collateral Agent of its rights and remedies thereunder, except for (i) the filing of UCC financing statements (or the filing of financing statements under any other local equivalent) or (ii) such consents, authorizations, filings or other actions that have either (A) been made or obtained and are in full force and effect, (B) are listed on Schedule 4.4 or (C) such actions, consents, approvals, registrations or filings the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect. 13 (b) The Company has no Subsidiaries. Section 4.8 Litigation; Compliance with Laws; Anti-Money Laundering Laws, Anti- Corruption Laws and Sanctions. (a) There are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of the Company, threatened in writing against or affecting, the Company or any business, property or rights of the Company which (a) individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (b) purport to affect or pertain to any Financing Document or any Transaction. (b) None of the Material Project Contracts is subject to any action, suit, litigation, arbitration or administrative proceeding or dispute which is reasonably likely to be adversely determined against the Company or the Project and, if so adversely determined, would reasonably be expected to have a Material Adverse Effect. (c) (i) None of the Company or its properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any currently applicable law, rule or regulation, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) the Company holds all permits, licenses, registrations, certificates, approvals, consents, clearances and other authorizations from any Governmental Authority (“Governmental Approvals”) required under any currently applicable law, rule or regulation for the operation of its business as presently conducted, except as would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) The Company is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Data Protection Laws and Environmental Laws governing its business and the requirements of any permits issued under such Environmental Laws), except such non-compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (e) The Company and its directors, officers and, to the knowledge of the Company, employees and authorized agents acting on its behalf (in each case, in their capacity as such) are in compliance in all material respects with applicable Anti-Money Laundering Laws. To the extent required by applicable Anti-Money Laundering Laws, the Company has implemented and maintains, or is otherwise subject to, policies and procedures designed to promote and achieve compliance with applicable Anti-Money Laundering Laws. Company outstanding which upon conversion or exchange would require, the issuance by the Company of any additional Equity Interests in the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase an Equity Interest in the Company.

14 (f) The Company and its directors, officers and, to the knowledge of the Company, employees and authorized agents acting on its behalf (in each case, in their capacity as such) are in compliance in all material respects with applicable Anti-Corruption Laws. (i) The Company has implemented and maintains, or is otherwise subject to, policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws. (ii) The Company will not use, directly or knowingly indirectly, any part of the proceeds of the Delayed Draw Loans or the Notes for an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any government official to influence official action or secure an improper advantage in each case in violation of applicable Anti- Corruption Laws. (g) The Company and its directors, officers and, to the knowledge of the Company, employees and authorized agents acting on its behalf (in each case, in their capacity as such) are in compliance with applicable Sanctions. None of the Company or any of its directors, officers or, to the knowledge of the Company, employees or authorized agents acting on its behalf (in each case, in their capacity as such) is a Sanctioned Person. The Company has implemented and maintains, or is otherwise subject to, policies and procedures designed to promote and achieve compliance with applicable Sanctions. The Company will not use, directly or knowingly indirectly, any part of any proceeds of the Delayed Draw Loans or the Notes: (A) to fund, finance or facilitate any activities or business of, with or involving any Sanctioned Person or any Sanctioned Country, in each case, in violation of applicable Sanctions, or (B) in any other manner that would constitute or give rise to a violation of Sanctions by any Person that is a party hereto (including any Lender or any Holder). Section 4.9 Federal Reserve Regulations. (a) The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. (b) No proceeds of the Delayed Draw Loans or the Notes will be used for any purpose that violates Regulation T, Regulation U or Regulation X. Section 4.10 Investment Company Act. The Company is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. The Company is not a “covered fund” under the Volcker Rule (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act). Section 4.11 Use of Proceeds. (a) The Company shall use the proceeds of the Delayed Draw Loans and the Notes to (a) finance, or reimburse the Parent for equity contributions made to finance, Capital Expenditures for acquisition and deployment of Infrastructure in the DC in order to provide Services pursuant to the Customer Contract, (b) deposit cash into the applicable Collateral 15 Section 4.13 No Material Misstatements. (a) All written information (other than the Projections, estimates and information of a general economic nature) concerning the Company, the Transactions and any other transactions contemplated hereby prepared by or on behalf of the Company in connection with the Transactions or the other transactions contemplated hereby (as modified or supplemented by other information so furnished), when taken as a whole, as of the date hereof, does not contain any untrue statement of a material fact as of any such date or omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made. (b) The Projections prepared by or on behalf of the Company or any of its representatives and that have been made available to any Lenders or the Intercreditor Agent in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Company to be reasonable as of the date thereof, as of the date such Projections were furnished to the Intercreditor Agent (it being understood that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company and its Affiliates, that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material, and that no assurances can be given that any such Projections will be realized). Accounts; provided that the proceeds shall not be used for any other Restricted Payments (other than as permitted in, or contemplated by, this Agreement), (c) pay interest and fees in respect of the Delayed Draw Loans and the Notes prior to the relevant Amortization Start Date with respect to the Tranche to which such Delayed Draw Loans or Notes, as applicable, relate, (d) if applicable, fund (or reimburse the Parent for payments made to fund) the Company’s transaction costs and expenses, including any fees and expenses incurred pursuant to the Closing Payment and Fee Letters and (e) pay DC Costs and Operating Expenses owed by the Company in respect of, or arising in relation to, the Infrastructure or otherwise to perform the Customer Contract, in each case which are payable prior to the Company’s receipt of the first Service Fee (clauses (a) to (e) collectively, the “Project Costs”). (b) The Company may further use proceeds of the Delayed Draw Loans to make a distribution of the True-Up Amount following the T4 Acceptance Date in accordance with Section 6.6(c). Section 4.12 Taxes. The Company has timely filed (after giving effect to any applicable extensions) all federal, state and other tax returns and reports, domestic and foreign (as applicable), required to be filed by it and each such Tax return is complete and accurate and the Company has paid all Taxes, assessments, fees and other charges levied upon it or upon its properties, income or assets that are due and payable, other than those that are being contested in good faith and by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP or the failure of which to be filed, complete, accurate or paid would not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Pledgor is a disregarded entity for U.S. federal income tax purposes and is not an income tax resident anywhere outside the United States.

16 (c) As of the date hereof, the information included in the Beneficial Ownership Certification provided to any Lender or Holder in connection with this Agreement is true and correct in all material respects. Section 4.14 Employee Benefit Plans. Each Plan has been administered in compliance with the applicable provisions of ERISA and the Code (and the regulations and published interpretations thereunder) except for such noncompliance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. As of the date hereof, the excess of the present value of all benefit liabilities under each Plan of the Company and the ERISA Affiliates (based on those assumptions used to fund such Plan), as of the last annual valuation date applicable thereto for which a valuation is available, over the value of the assets of such Plan would not reasonably be expected to have a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) as of the last annual valuation dates applicable thereto for which valuations are available, does not exceed the value of the assets of all such underfunded Plans by an amount that would reasonably be expected to have a Material Adverse Effect. No ERISA Event or Foreign Plan Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events and Foreign Plan Events which have occurred or for which liability is reasonably expected to occur, would reasonably be expected to have a Material Adverse Effect. Section 4.15 Environmental Matters. Except for matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (a) no unresolved Environmental Claim or penalty under Environmental Laws has been received or incurred by the Company, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of any of the Company threatened against the Company, which allege a violation of or liability under any Environmental Laws, (b) the Company has obtained, and maintained in full force and effect, all permits registrations and licenses required by Governmental Authorities under Environmental Laws for the conduct of their businesses and operations as currently conducted and the Company is, and has been, in compliance with the terms and conditions of all such permits, registrations and licenses and with all applicable Environmental Laws, (c) the Company is not currently conducting, funding or responsible for any investigation, remediation, remedial action or cleanup of any Release of Hazardous Materials, (d) there has been no Release of Hazardous Materials by the Company or by any other person, at any property currently or, to the knowledge of any of the Company, formerly owned or operated by the Company that would reasonably be expected to give rise to any liability of the Company or Environmental Claim against any of the Company under any Environmental Laws, (e) no Hazardous Material has been generated, owned, or controlled by the Company and transported for disposal or released at any location in a manner that would reasonably be expected to give rise to an Environmental Claim against the Company or other liability under Environmental Laws of the Company and (f) the Company has not entered into a contract to expressly assume, guarantee or indemnify any third party for any liability of any other Person arising under Environmental Law (other than as set forth in any Material Project Contract). Representations and warranties of the Company with respect to environmental matters (including Environmental Law and Hazardous Materials) are limited to those in this Section 4.15 unless expressly stated. Section 4.16 Solvency. On the date hereof, on the Closing Date, on each Escrow Funding Date and on the date of each Credit Event, immediately after giving effect to the Transactions (i) 17 Section 4.17 Company is a Limited Purpose Entity. (a) The Company has been formed as a limited purpose entity subject to customary “special purpose entity” provisions as set forth in the Company’s organizational documents in effect as of the date of this Agreement. (b) The Company has not engaged in any material lines of business substantially different (i) from those lines of business contemplated or conducted by the Company on the date hereof or (ii) reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof. Section 4.18 Labor Matters. There are no strikes pending or threatened against the Company that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. To the extent the Company has any employees (a) the hours worked and payments made to employees of the Company have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters and (b) all material payments due from the Company or for which any claim may be made against the Company, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Company to the extent required by GAAP. Consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any of the Company (or any predecessor) is a party or by which any of the Company (or any predecessor) is bound, other than collective bargaining agreements that, individually or in the aggregate, are not material to the Company. Section 4.19 Insurance. All insurance required to be obtained and maintained by the Company pursuant to Section 5.2 and Schedule 5.2 has been obtained and is in full force and effect. Section 4.20 Status as Senior Debt; Perfection of Security Interests. (a) On and after the date hereof, the Company’s obligations under the Financing Documents are secured and unsubordinated obligations and rank at least pari passu in priority of payment with all unsecured obligations of the Company, outstanding at any time except for any obligations of the Company held by those whose claims are preferred under any bankruptcy or insolvency procedures to the extent required by the terms of any applicable Laws. the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Company, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Company, (ii) the present fair saleable value of the property of the Company will be greater than the amount that will be required to pay the probable liabilities of the Company on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) the Company will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

18 (b) Each Security Document delivered pursuant to Section 3.1, Section 3.2 and Section 5.10 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable security interest in the Collateral described therein and proceeds thereof in all material respects. On and after the Closing Date, in the case of (i) the Pledged Collateral described in each of the Collateral Agreement and the Share Pledge Agreement, when stock certificates, if any, representing such Pledged Collateral are delivered to the Collateral Agent, and (ii) the other Collateral described in the Security Documents, when (A) financing statements under Article 9 of the UCC and (B) other filings specified therein in appropriate form are filed in the offices specified therein, the Liens created by the Security Documents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company in such Collateral and the proceeds thereof to the extent perfection can be obtained by filing financing statements, making such other filings specified therein or by possession, as security for the Obligations of the Company, in each case prior and superior in right to any other Person, subject, in the case of Collateral other than Pledged Collateral, to Prior Liens, and in the case of Pledged Collateral, to Liens for Taxes, banker’s liens or other rights of set-off arising (and that have priority) by operation of law. Section 4.21 Location of Business and Offices. (a) The Company’s jurisdiction of organization is the State of Delaware as of the date hereof and as of the Closing Date; (b) the name of the Company as listed in the public records of its jurisdiction of organization is IE US Hardware 3 LLC as of the date hereof and as of the Closing Date; (c) the tax identification number of the Company is 30-1334523, as of the date hereof and as of the Closing Date; and (d) the organizational identification number of the Company in its jurisdiction of organization is 6666496, as of the Closing Date. The Company’s principal place of business and chief executive office is located at the address specified in Section 12.1 (or as set forth in any notice delivered pursuant to Section 5.10(c)). Section 4.22 Intellectual Property. Except as has not resulted in and would not reasonably be expected to have a Material Adverse Effect, (a) the Company owns or has the licenses or other rights to use all patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, know-how, licenses and other intellectual property rights which are necessary for the development, ownership and operation of the Project, including in accordance with the applicable Material Project Contracts, and (b) to the knowledge of the Company, no material product, process, method, service, substance, part or other material offered for sale, sold, contemplated to be sold or used by it in connection with its business infringes, misappropriates or violates any patent, trademark, service mark, trade name, domain name, copyright, trade secrets, know-how, license or other intellectual property right owned by any other Person. Section 4.23 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Holders and not more than 95 other Institutional Investors. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction, including the jurisdiction of organization of the Company. 19 Section 5.1 Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence. (b) Do or cause to be done all things necessary to (i) in the Company’s reasonable business judgment, obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, (ii) comply with all applicable laws, rules, regulations and judgments, writs, injunctions, decrees, permits, licenses, and orders of any Governmental Authority, whether now in effect or hereafter enacted and (iii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as permitted by this Agreement); in each case in this Section 5.1(b) except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 5.2 Insurance. (a) Maintain insurance in accordance with Schedule 5.2. For the avoidance of doubt, nothing herein shall require the Collateral Agent to be named as additional insured or loss payee with respect to insurance maintained in excess of the requirements set out in this Section 5.2 and Schedule 5.2, with respect to assets not constituting Infrastructure financed under the applicable Tranche or with respect to any Business Interruption Insurances. (b) Proceeds from Business Interruption Insurance shall be payable to the Company; provided that, to the extent attributable to Infrastructure financed under the applicable Tranche, such proceeds shall be applied in accordance with Article 9. (c) Maintain and keep in full force and effect all warranties for the GPU Servers required to comply with the terms of the Customer Contract, except to the extent such warranties expire or terminate in accordance with their terms. Section 5.3 Payment of Tax Obligations. Pay and discharge promptly when due all Taxes imposed upon it or upon its income or profits or in respect of its property or assets, before the same shall become delinquent or in default; provided, however, that such payment and discharge shall not be required with respect to any such Tax to the extent (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the Company shall maintain on their books reserves in accordance with GAAP with respect thereto or (b) the failure ARTICLE 5 AFFIRMATIVE COVENANTS The Company covenants and agrees with the Agents, each Lender and each Holder that from and after the Closing Date (unless expressly provided herein) until the Discharge of Secured Obligations, the Company shall:

20 Section 5.4 Financial Statements, Reports, Etc. Furnish to the Intercreditor Agent (which will promptly furnish such information to the Financing Parties): (a) within one hundred twenty (120) days after the end of each fiscal year of the Company (which period for delivery may be extended by the Required Financing Parties (and notified to the Intercreditor Agent by the Required Financing Parties, who in turn shall notify the other Financing Parties)), starting with the fiscal year ending June 30, 2026, a balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Company, as of the close of such fiscal year and the results of its operations during such year and setting forth in comparative form, commencing with the fiscal year ending June 30, 2027, the corresponding figures for the prior fiscal year, all audited by independent accountants of recognized national standing reasonably acceptable to the Intercreditor Agent (acting at the written direction of the Required Financing Parties) and accompanied by an opinion of such accountants (which shall not be qualified in any material respect (other than resulting from (i) the impending maturity of any Indebtedness or (ii) any actual or prospective breach of any financial covenant contained in any Indebtedness)) to the effect that such financial statements fairly present, in all material respects, the financial position and results of operations of the Company, in accordance with GAAP; (b) within sixty (60) days after the end of each of the first three full Financial Quarters of each fiscal year of the Company, starting with the first full Financial Quarter (the “First Quarter Date”) occurring immediately after the First Funding Date (Facility), a balance sheet and related statements of operations, stockholders equity and cash flows showing the financial position of the Company, as of the close of such Financial Quarter and the results of its operations during such Financial Quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form, commencing with the Financial Quarter commencing on the date that is one year after the First Quarter Date, the corresponding figures for the corresponding periods of the prior fiscal year, all certified by a Financial Officer of the Company, on behalf of the Company, as fairly presenting, in all material respects, the financial position and results of operations of the Company, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes); (c) [Reserved]; (d) Within five (5) Business Days after the delivery of the financial statements pursuant to Section 5.4(a) and (b), a Compliance Certificate certifying as to (i) the accuracy of, and a reconciliation with respect to, the projected Contracted Cash Flows previously provided, and (ii) concurrently with the delivery of the financial statements pursuant to Section 5.4(a) and (b), the accuracy of such financial statements; (e) promptly following (i) the start of each fiscal year of the Company, an annual budget and summary of projected Contracted Cash Flows for the next four (4) Financial to pay, discharge or otherwise satisfy such obligations would not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Pledgor shall remain a disregarded entity for U.S. federal income tax purposes and shall not become an income tax resident anywhere outside the United States. 21 Quarter Dates and (ii) each of March 31, September 30 and December 31 of each calendar year, a quarterly budget and summary of projected Contracted Cash Flows for the next two (2) Financial Quarter Dates, which shall include material updates to reflect the then-current Capital Expenditures incurred (if applicable), and after taking into consideration, in good faith, the following historic metrics from the prior Financial Quarter (A) uptime, (B) revenue realization rate, (C) application of financial credits (if any) and (D) exceptions and/or downtime events which resulted in financial credits (if any); (f) solely to the extent the Closing Date has occurred, (i) account statements for the Collateral Accounts for the prior calendar month and (ii) a written report of the Company identifying the amounts paid at each step of the waterfall in Article 9 for the prior calendar month, in each case, provided within ten (10) Business Days after the end of each calendar month; (g) as soon as reasonably practicable after each Determination Date (but, in any event, no later than fifteen (15) Business Days thereafter), a report (the “Payment Date Report”) detailing collections received on the Customer Contract during the related Collection Period, together with any other proceeds of the Collateral, balances on deposit in each of the Collateral Accounts, calculations with respect to compliance with the Financial Covenant and payments to be made pursuant to the waterfall in Article 9 on the related Monthly Payment Date; (h) solely to the extent the Closing Date has occurred and, in respect of each Tranche, until such Tranche is accepted or terminated by the Customer pursuant to the Customer Contract, a monthly construction/installation progress report substantially in the form of Exhibit C hereto, covering the construction and installation status of each such Tranche, on a monthly basis provided within fifteen (15) Business Days after the end of each calendar month; (i) solely to the extent any Tranche has been accepted by the Customer pursuant to the Customer Contract, a quarterly operating report (including utilization rates and other operating metrics), covering each such accepted Tranche, within fifteen (15) Business Days after the end of each Financial Quarter; (j) as soon as is reasonably practicable, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, Pledgor or the Project, or compliance with the terms of any Financing Document, in each case of this Section 5.4(j), as the Intercreditor Agent (acting at the direction of the Required Financing Parties) may reasonably request, including documentation and other information required by regulatory authorities under applicable “know your customer” rules and regulations and other applicable Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation. Section 5.5 Litigation and Other Notices. Furnish to the Intercreditor Agent (which shall furnish to the Financing Parties) written notice of the following promptly (and, in any event, in the case of clause (a) below, within three (3) Business Days) after any Responsible Officer of the Company obtains actual knowledge thereof: (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

22 (f) any material amendment of any Material Project Contract; (g) any (i) noncompliance with any Environmental Law at the Project or any Release of Hazardous Materials at, on or from the Project, in each case that would reasonably be expected to have a Material Adverse Effect, or (ii) pending or, to the Company’s knowledge, threatened, Environmental Claim against the Company or the Project that would reasonably be expected to have a Material Adverse Effect; (h) the occurrence of any ERISA Event and/or Foreign Plan Event, that together with all other ERISA Events and/or Foreign Plan Events that have occurred, would reasonably be expected to have a Material Adverse Effect; and (i) any other development specific to the Company or the Project that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect. Section 5.6 Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (owned or leased), except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.6 shall not apply to Data Protection Laws, which are the subject of Section 5.17, Environmental Laws, which are the subject of Section 5.9, or to laws related to Taxes, which are the subject of Section 5.3. Section 5.7 Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any Persons designated by the Intercreditor Agent (acting at the written direction of the Required Financing Parties) or, upon the occurrence (b) the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Company or the Project as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect; (c) any breach or default under any Material Project Contract that would reasonably be likely to result in the termination, suspension or revocation of such Material Project Contract, and any notices received by it pursuant to any Material Project Contract that reflect events or conditions that are materially adverse to the Intercreditor Agent and/or the Lenders; (d) (i) any notice delivered to the Customer under the Customer Contract in respect of any delays in the delivery of a Tranche to the Customer, (ii) any other material delay in delivery of a Tranche to the Customer under the Customer Contract or (iii) any material delay in delivery under the Dell Purchase Agreement, in each case, together with reasonably detailed supporting documentation relating thereto; (e) any casualty, damage or loss to the Project (or any portion thereof), whether or not insured, through fire, theft, other hazard or casualty, or any act or omission of the Company, of its employees, agents contractors, consultants or representatives, or of any other Person, if such casualty, damage or loss affects the Company or the Project in an amount in excess of $75,000,000; 23 Section 5.8 Use of Proceeds. Use the proceeds of the Delayed Draw Loans and the Notes solely for the purposes described in Section 4.11. Section 5.9 Compliance with Environmental Laws. Comply and make commercially reasonable efforts to cause all lessees and other Persons occupying its properties to comply, with all Environmental Laws applicable to its business, operations and properties; obtain and maintain in full force and effect all material authorizations, registrations and licenses and permits required pursuant to Environmental Laws for its business, operations and properties; and perform any investigation, remedial action or cleanup to the extent required by Governmental Authorities under Environmental Laws, except, in each case with respect to this Section 5.9, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.10 Preservation of Rights; Further Assurances. The Company shall: (a) perform and observe its covenants and obligations, and preserve, protect and defend its rights, under all Material Project Contracts, including prosecution of suits to enforce any of its rights thereunder and enforcement of any claims with respect thereto, except where failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) take all such further actions (including the filing and recording of financing statements, and other documents and recordings of Liens in stock registries, as applicable), that may be required under any applicable law, or that the Intercreditor Agent (acting at the written direction of the Required Financing Parties) may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Company, and provide to the Collateral Agent, from time to time upon reasonable request evidence reasonably satisfactory to the Intercreditor Agent (acting at the written direction of the Required Financing Parties) as to the perfection and priority of the Liens created or intended to be created by the Security Documents; and (c) (i) furnish to the Collateral Agent prompt written notice of any change (A) in the Company’s corporate or organization name, (B) in the Company’s identity or organizational and during the continuance of an Event of Default, any Financing Party to visit and visually inspect the financial records and the properties of the Company at reasonable times, upon reasonable prior notice to the Company, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Persons designated by the Intercreditor Agent (acting at the written direction of the Required Financing Parties) or, upon the occurrence and during the continuance of an Event of Default, any Financing Party, upon reasonable prior notice to the Company to discuss the affairs, finances and condition of the Company with the officers thereof, or the general partner, managing member or sole member thereof, and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract, or attorney-client or similar privilege); provided that, during any calendar year absent the occurrence and continuation of an Event of Default, one (1) visit by the Intercreditor Agent (acting at the written direction of the Required Financing Parties) (or any Person designated by the Intercreditor Agent (acting at the written direction of the Required Financing Parties)) shall be at the Company’s expense.

24 Section 5.11 Fiscal Year. Cause its fiscal year to end on June 30. Section 5.12 Anti-Money Laundering Laws; Anti-Corruption Laws and Sanctions. Maintain, or otherwise remain subject to, policies and procedures designed to promote and achieve compliance, by the Company with applicable Anti-Corruption Laws and applicable Sanctions, to the extent required by such applicable Anti-Corruption Laws and applicable Sanctions. Section 5.13 Limited Purpose Status of the Company. (a) Maintain its status as a limited purpose entity, subject to customary “special-purpose entity” provisions as set forth in the Company’s organizational documents in effect as of the date of the Agreement, and (b) shall not amend or modify its organizational documents without the consent of the Required Financing Parties and, to the extent such amendment or modification affects such “special-purpose entity” provisions, the consent of the Required Financing Parties (and in each case, which such consent shall not be unreasonably withheld or delayed). Section 5.14 Separateness. Conduct its business such that it is a separate and readily identifiable business from, and independent of, any other Person, and further covenants that it shall: (a) observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, each other Person; (b) maintain its assets and liabilities separate and distinct from those of each other Person, and will not commingle its assets with those of any other Person; (c) maintain its accounts and funds separate and distinct from the accounts and funds of each other Person and will receive, deposit, withdraw and disburse its funds separately from any funds of any other Person; (d) maintain records, books, accounts and minutes separate from those of any other Person; (e) conduct its own business in its own name, and not in the name of any other Person; (f) maintain an arm’s-length relationship with its Affiliates (except as otherwise permitted by Section 6.7); (g) maintain separate financial statements from each other Person, or if part of a consolidated group, then it will be shown as a separate member of such group; structure or (C) in the Company’s principal place of business or location (as defined in Section 9-307 of the UCC); provided that the Company shall not effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties and (ii) promptly notify the Intercreditor Agent and the Collateral Agent in writing if any material portion of the Collateral is damaged or destroyed. 25 (h) use separate invoices and checks from those of each other Person; (i) hold itself out as a separate entity (except for U.S. federal (and applicable state and local) income tax purposes); (j) not agree to pay or become liable for any Indebtedness of any other Person, except as permitted hereunder; (k) observe all corporate or other procedures required under applicable Law and under its constitutive documents; (l) ensure (to the extent it has the power to do so) that its governing organizational documents procure that each of its directors will act in accordance with their duties at law and to exercise independent judgment, and shall not in breach of those duties, act solely in accordance with any direction, opinion, recommendation, or instruction of any other Person in relation to the approval or rejection of, or the exercise of any voting power in relation to, any transaction approval requirements; and (m) ensure that its board of managers includes an independent manager (approved by the Required Financing Parties (which approval shall not be unreasonably withheld, delayed or conditioned)) who has rights to vote over bankruptcy matters only. Section 5.15 Collateral Accounts. (a) On and after the Closing Date, maintain the Collateral Accounts pursuant to the terms of this Agreement, and will ensure that each Collateral Account and any other deposit account or securities account of the Company in effect from time to time is subject to a Control Agreement in accordance with Section 5.20 and the terms of the Collateral Agreement. (b) On and after the Closing Date, deposit, or use reasonable best efforts to cause to be deposited, as soon as practicable following the receipt thereof, all Available Cash into the Collection Account in accordance with the terms of this Agreement. (c) On and after the Closing Date, deposit, or use reasonable best efforts to cause to be deposited, as soon as practicable following the receipt thereof, all other amounts required to be deposited into a Collateral Account into such Collateral Account in accordance with the terms of this Agreement. Section 5.16 Payment of Obligations. (i) Pay and discharge, at or before maturity, all of its respective obligations and liabilities, excluding Tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings and (ii) maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same except, in each case, to the extent a non-compliance would not reasonably be expected to have a Material Adverse Effect. Section 5.17 Compliance with Data Protection Laws. (a) Comply, and make commercially reasonable efforts to cause its directors, officers, employees and agents (in their respective capacities as such) to comply, with all Data Protection Laws applicable to its business

26 Section 5.18 Rating on the Notes. (a) At all times use commercially reasonable efforts to maintain a Debt Rating for the Notes from an Acceptable Rating Agency. (b) At any time that the Debt Rating maintained pursuant to clause (a) above is not a public rating, the Company shall provide to each holder of a Note (x) at least annually (on or before each anniversary of the Closing Date) and (y) promptly upon any change in such Debt Rating, an updated Private Rating Letter evidencing such Debt Rating and an updated Private Rating Rationale Report with respect to such Debt Rating. In addition to the foregoing information and any information specifically required to be included in any Private Rating Letter or Private Rating Rationale Report (as set forth in the respective definitions thereof), if the SVO or any other governmental authority having jurisdiction over any holder of any Notes from time to time requires any additional information with respect to the Debt Rating of the Notes, the Company shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency. Section 5.19 Extended Warranty. Make the payments required pursuant to the Extended Warranty Agreement so as to have warranty coverage (as provided therein) for the GPU Servers for years 4 and 5 in accordance with the Extended Warranty Agreement. Section 5.20 Post-Closing Obligations. As soon as reasonably practicable but in no event later than sixty (60) days after the Closing Date (or such later date as the Intercreditor Agent (acting at the written direction of the Required Financing Parties) may reasonably agree) deliver to the Intercreditor Agent a duly executed Control Agreement with respect to each Collateral Account between the Company, the Collateral Agent and the Depositary Bank. Section 5.21 GPU Clusters. (a) Use commercially reasonable efforts to cause the Customer to accept the applicable GPU Clusters with respect to the Customer Contract in accordance with the terms of the Customer Contract, (b) promptly provide invoices to the Customer for the Services rendered under the Customer Contract in accordance with the terms thereof and (c) maintain, or otherwise have the contractual right to access, an excess inventory of GPU Servers (calculated on a Tranche-by-Tranche basis) in an amount equal to at least 0.80% of all then-contracted GPU Servers in connection with the Customer Contract. Section 5.22 Serial Numbers. (a) Provide the Intercreditor Agent, within sixty (60) days after the date of each Credit Event, with the serial numbers with respect to the applicable racks of the GPU Servers that were acquired by the Company with the proceeds of such Credit Event; provided that the parties and operations, (b) maintain written policies and procedures by or on behalf of the Company that are reasonably designed to promote and achieve compliance by the Company and their respective directors, officers and employees (in their respective capacities as such), with Data Protection Laws applicable to its business and operations and (c) perform any investigation or remedial action to the extent required by Governmental Authorities under Data Protection Laws, in each case, except to the extent a non-compliance would not reasonably be expected to have a Material Adverse Effect. 27 agree that delivery by the Company of an invoice listing such serial numbers to the Intercreditor Agent is sufficient to satisfy this Section 5.22(a). (b) To the extent that the Company receives a document from Dell that lists the serial number of each individual GPU in each GPU Server that constitutes Collateral, use commercially reasonable efforts to deliver copies of such documents to the Intercreditor Agent. Section 5.23 Interest Rate Protection. No later than each relevant Delayed Draw Funding Date, enter into and thereafter maintain one or more Secured Interest Rate Hedge Agreements with respect to an aggregate notional amount (a) not greater than 105.0% of the aggregate principal amount of the Delayed Draw Loans and the Notes and (b) not less than 85.0% of the aggregate principal amount of the Delayed Draw Loans and the Notes (with the Notes being deemed to be subject to such an interest rate swap agreement for purposes of such calculation), in each case, projected to be outstanding as of each Delayed Draw Funding Date (in accordance with the amortization profile of the Delayed Draw Loan Facility as determined by the Company in good faith). Section 5.24 Commodity Hedging Requirements. From and after the First Funding Date (Facility), maintain one or more Permitted Commodity Hedge Agreements in respect of power consumption not less than the Assumed Power Consumption (the “Commodity Hedge Requirement”); provided, that (x) with respect to any Tranche that has a Delivery Date (as may be updated from time to time in accordance with the Customer Contract) to the Customer that is a date other than the first day of a calendar month, the Company shall be required to hedge the Assumed Power Consumption for such Tranche for the portion of the calendar month commencing on (and including) such Delivery Date through (and including) the last day of such calendar month (and, for the avoidance of doubt, may (but shall not be required to) enter into such Permitted Commodity Hedge Agreements with respect to such Tranche for the full calendar month in which such Delivery Date occurred), (y) solely with respect to a Tranche that has a Delivery Date that is the last day of a calendar month, the Company may (but shall not be required to) enter into Permitted Commodity Hedge Agreements with respect to the last day of such calendar month at any time prior to such last day (including through day-ahead markets transactions) (it being understood and agreed that this clause (y) applies solely to a Tranche that has a Delivery Date on the last day of a calendar month, permits the Company to hedge such single day separately, and does not otherwise reduce or limit the Commodity Hedge Requirement for any other period or any other Tranche), and (z) with respect to any Tranche that is delivered under the Customer Contract on an Early Delivery Date, the Company may enter into such Permitted Commodity Hedge Agreements on or prior to such Early Delivery Date, and any Permitted Commodity Hedge Agreements executed pursuant to the foregoing clauses (x), (y) or (z) will be deemed executed on the First Funding Date (Facility) for purposes of satisfying the Commodity Hedge Requirement; provided, further, that the Company may (but shall not be required to) (a) enter into one or more additional Permitted Commodity Hedge Agreements in respect of power consumption in excess of the Assumed Power Consumption (taking into account historical account power consumption over a 9-month period prior to entering into such additional Permitted Commodity Hedge Agreements) so long as such additional Permitted Commodity Hedge Agreements are not entered into for speculative purposes (and, for the avoidance of doubt, any Permitted Commodity Hedge Agreement hedging the Assumed Power Consumption for any Tranche shall be deemed not entered into for speculative purposes), and (b) enter into any one or more additional Permitted

28 (b) Excepted Liens. Commodity Hedge Agreements in respect of congestion charges and transmission charges related to power consumption. Section 5.25 Resizing Trigger Financial Model. Within ten (10) Business Days of any Resizing Trigger Date, deliver an updated financial model in the form set forth in Exhibit B, reflecting any updates to the Sizing DSCR Requirements and taking into account the then-current Model Adjustment Criteria (a “Resizing Trigger Financial Model”). For the avoidance of doubt, the obligation under this Section 5.25 shall be satisfied once the Resizing Trigger Financial Model is delivered to the Intercreditor Agent, without considering any model inputs or adjustments that are required to be delivered by the Lenders, Holders, the Intercreditor Agent, any Secured Hedge Counterparty, or otherwise are not within the Company’s control, and notwithstanding any subsequent update that may be agreed with the Intercreditor Agent (acting at the written direction of the Required Financing Parties). Section 5.26 Parent Minimum Liquidity. At all times prior to the Commitment Termination Date, cause the Parent to maintain, Unencumbered Liquid Assets in an amount equal to: (a) from the date of the First Funding Date (Facility) until (and excluding) the date on which Tranche 1 is accepted by the Customer pursuant to the Customer Contract (the “T1 Acceptance Date”), $200,000,000; (b) from (and including) the T1 Acceptance Date until (and excluding) the date on which Tranche 2 is accepted by the Customer pursuant to the Customer Contract (the “T2 Acceptance Date”), $150,000,000; (c) from (and including) the T2 Acceptance Date until (and excluding) the T3 Acceptance Date, $100,000,000; (d) from (and including) the T3 Acceptance Date until (and excluding) the earlier of (i) the T4 Acceptance Date and (ii) the date of termination of Tranche 4 by the Customer in accordance with the Customer Contract, $50,000,000; and (e) from and after the earlier of (i) the T4 Acceptance Date and (ii) the date of termination of Tranche 4 by the Customer in accordance with the Customer Contract, $0. ARTICLE 6 NEGATIVE COVENANTS The Company covenants and agrees with the Agents, each Lender and each Holder that from and after the Closing Date (unless expressly provided herein) until the Discharge of Secured Obligations, the Company shall not: Section 6.1 Indebtedness. Incur, create, assume, or permit to exist any Indebtedness, except (a) Indebtedness created hereunder and under the Credit Agreement and the Note Purchase Agreement in an amount not to exceed $3,645,000,000; and (b) Excepted Debt. Section 6.2 Liens. Create, incur, assume, or permit to exist any Lien on any property or assets (including stock or other securities of any Person) at the time owned by it or on any income or revenues or rights in respect of any thereof, except (without duplication): (a) any Lien in favor of the Collateral Agent created under the Financing Documents (including for the benefit of the Secured Hedge Counterparties); and 29 Section 6.3 Swap Agreements. Enter into any Swap Agreement, other than any Interest Rate Hedge Agreement or Permitted Commodity Hedge Agreement in the ordinary course of business and not for speculative purposes. Section 6.4 Investments, Loans and Advances. Purchase, acquire or make any Investments, except: (a) Investments in cash and Cash Equivalents (provided that if an Investment in a Cash Equivalent subsequent to the date of Investment no longer meets the definition of Cash Equivalents, the Company will have three (3) Business Days to convert that Investment into cash or another permitted Cash Equivalent); (b) Excepted Investments; and (c) the Transactions. Notwithstanding the foregoing or any other term of this Agreement or any Financing Document, no Investments, sales, leases, sale and leaseback transactions, Dispositions or other transfers of Material Intellectual Property shall be to any non-grantor Affiliate of a grantor. Section 6.5 Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other Person, or permit any other Person to merge into, amalgamate with or consolidate with it, divide, or sell, transfer, lease or otherwise Dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), purchase or otherwise acquire (in one transaction or a series of related transactions) all or any substantial part of the assets of any other Person, enter into any sale and leaseback transaction, liquidate, dissolve or wind-up, change its legal form or modify its existing organizational documents in any manner materially adverse to the Financing Parties, except: (a) Investments permitted by Section 6.4, Liens permitted by Section 6.2 and Restricted Payments permitted by Section 6.6; (b) the Transactions; (c) issuances of common Equity Interests by the Company to Pledgor (so long as all such common Equity Interests are subject to the Liens granted under the Security Documents in accordance with the terms of the Collateral and Guarantee Requirement); (d) Dispositions of no longer useful or used, surplus, obsolete, worn out, or unneeded property or property that is no longer economically practicable or commercially desirable to maintain, whether now owned or hereafter acquired, in the ordinary course of business (in each case other than GPU Servers); (e) the termination or unwinding of any Swap Agreement; (f) Dispositions of Infrastructure that is not, individually or collectively, required to provide the Customer with services pursuant to the Customer Contract (including, for

30 the avoidance of doubt, Dispositions made in accordance with the definition of “Remarketing Right”); and (g) Dispositions of Unfunded Infrastructure; provided that, (i) at the time of such Disposition, the Tranche in respect of which such Unfunded Infrastructure relates has been terminated by the Customer; (ii) either (x) at the time of such Disposition, no Delay Credits or other penalties are due and payable in respect of such Unfunded Infrastructure to the Customer under the Customer Contract, (y) at the time of such Disposition, the Parent has made, or caused to be made, a contribution to the Company in an amount equal to any such Delay Credits or other penalties or (z) on or prior to such Disposition and provided a Credit Event in respect of a Tranche has already occurred, the Company shall deliver to the Intercreditor Agent an Updated Financial Model in the form set forth in Exhibit B reflecting any updates to the Sizing DSCR Requirements and taking into account any reduction in Contracted Cash Flow as a result of any Delay Credits with respect to the Tranche of which the Unfunded Infrastructure disposed of was a part and that have actually accrued to the Customer; (iii) at the time of such Disposition, no payments under the Dell Purchase Agreement are due and payable by the Company in respect of such Unfunded Infrastructure; (iv) if the Customer has paid an Upfront Amount in respect of the Tranche to which such Unfunded Infrastructure relates, such Upfront Amount has been repaid to the Customer (or will be repaid from the proceeds of the Disposition of such Unfunded Infrastructure); and (v) if the Customer has paid an Upfront Amount in respect of any other Tranche, either (x) such Tranche has been accepted in writing by the Customer, (y) such Upfront Amount has been repaid to the Customer (or will be repaid from the proceeds of the Disposition of such Unfunded Infrastructure) or (z) at the time of such Disposition, such Upfront Amount is on deposit in the Infrastructure Acquisition Account and the Company does not reasonably expect such Tranche to be terminated by the Customer pursuant to the Customer Contract. Section 6.6 Restricted Payments. Pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional shares of Equity Interests of the Person paying such dividends or distributions) or redeem, purchase, retire or otherwise acquire for value any shares of any class of its Equity Interests or set aside any amount for any such purpose, or make any payment to an Affiliate in respect of any compensation, management, consulting, advisory or other fees, bonuses or commissions but excluding any payment under the Managed Services Agreement or Colocation Agreement, or make any payment in respect of Pledged Debt or Permitted Intercompany Indebtedness (each, a “Restricted Payment”); provided, however, that the Company may make Restricted Payments: (a) if, in respect of any Tranche: (i) payment for deliveries under the Dell Purchase Agreement occur prior to the receipt by the Company of the Upfront Amount in respect of such Tranche or where the Upfront Amount Utilization Conditions have not been satisfied, (ii) the Company receives cash equity contributions from the Parent in excess of the Parent Equity Amount for such Tranche and (iii) the Company uses such excess amounts to pay Capital Expenditures that would have been paid using the proceeds of the Upfront Amount, in an amount equal to such excess equity contributions provided by the Parent; 31 (d) using amounts on deposit in the Distribution Account; (e) if the Company has funded the purchase price for the GPU Servers for any Tranche using a cash equity contribution and the Customer has accepted the GPU Servers for such Tranche in accordance with the terms of the Customer Contract, using proceeds of the Delayed Draw Loans and the Notes, in an amount up to the aggregate amount of such cash equity contribution applied to the purchase price for the relevant GPU Servers; (f) permitted pursuant to Section 9.5(d); and (g) using proceeds of any Disposition made pursuant to Section 6.5(g). Section 6.7 Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates; provided that this Section 6.7 shall not apply to: (a) any transaction otherwise expressly permitted (or contemplated) under the Financing Documents; (b) the indemnification of directors (or persons holding similar positions for non-corporate entities) of the Company in accordance with customary practice; and (c) any transaction upon terms no less favorable to the Company than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate. Section 6.8 Business of the Company; Subsidiaries. (a) Fundamentally alter the character of the business of the Company from the business conducted by, contemplated to be conducted by or proposed to be conducted by, the Company on the date hereof, and other business activities which are extensions thereof or otherwise incidental, synergistic, reasonably related, or ancillary to any of the foregoing. (b) so long as the Distribution Conditions (other than the condition set forth in clause (f) of the definition thereof) are satisfied on a Monthly Payment Date (if the date of such Restricted Payment is a Monthly Payment Date) or otherwise on the immediately preceding Monthly Payment Date, with the proceeds of the disposition of Infrastructure within the Remarketing Period after application of such proceeds to any prepayment required to be made pursuant to Section 2.09(b)(iv) of the Credit Agreement, offer to redeem the Notes required to be made pursuant to Section 8.6(a)(iii) of the Note Purchase Agreement and to any Upfront Amount as set forth in clause (a) of the definition of “Remarketing Right”; (c) notwithstanding anything herein to the contrary, the Company may, following the T4 Acceptance Date give written notice to the Intercreditor Agent that it intends to deliver additional GPU Servers to the Customer after the T4 Acceptance Date and if it delivers such additional GPU Servers to the Customer and the Customer accepts those additional GPU Servers, the Company may make a cash distribution to the Pledgor (or any Person designated by the Company) with proceeds from a Borrowing of the Delayed Draw Loans, in an amount not exceeding the True-Up Amount;

32 (b) Have any Subsidiaries or enter into any joint venture. Section 6.9 Negative Pledge Agreements. Enter into any agreement or instrument that by its terms prohibits the granting of Liens by the Company pursuant to the Security Documents other than those arising under any Financing Document, except, in each case, restrictions existing by reason of: (a) restrictions imposed by applicable Law; (b) customary provisions restricting assignment of any agreement; (c) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness; or (d) customary restrictions and conditions contained in any agreement relating to any Disposition permitted hereunder pending the consummation of such Disposition. Section 6.10 Material Project Contracts. Without the Intercreditor Agent’s consent (at the written direction of the Required Financing Parties): (a) (i) suspend (other than with respect to the Customer Contract, pursuant to Section 9(a) or Section 10 of Exhibit E to the Customer Contract), cancel or terminate any Material Project Contract, or (ii) consent to any suspension (other than with respect to the Customer Contract, pursuant to Section 10 of Exhibit E to the Customer Contract), cancellation or termination thereof (other than as a result of the expiration of the stated term of such Material Project Contract); (b) sell, transfer, assign or otherwise Dispose of (by operation of law, capacity release or otherwise) or consent to any such sale, transfer, assignment or Disposition of, any part of its interest in any Material Project Contract, except to the extent permitted herein; (c) waive any material default under, or breach of, any Material Project Contract or waive any material right, interest or entitlement, howsoever arising, under, or in respect of, any Material Project Contract, in each case, in a manner material and adverse to the interest of the Financing Parties; (d) consent to the assignment by the Customer under the Customer Contract of the Customer’s material rights or obligations under the Customer Contract; provided the Company’s consent to such assignment by the Customer is required under the Customer Contract; (e) settle any material litigation or arbitration claim or proceeding under any Material Project Contract in a manner material and adverse to the Financing Parties; or (f) amend, supplement or modify or in any way vary, or agree to the variation of any material provision of a Material Project Contract or of the performance of any covenant or obligation by any other Person under any Material Project Contract in a manner material and adverse to the Financing Parties (it being acknowledged and agreed that any written amendment, 33 Section 6.11 Use of Proceeds Not in Violation. (a) Directly or indirectly apply any part of the proceeds of any Delayed Draw Loan or Note or other extensions of credit under the Financing Documents or other revenues to the purchasing or carrying of any Margin Stock. (b) Directly or knowingly indirectly, use the proceeds of the Delayed Draw Loans or Notes, or lend, contribute or otherwise make available such proceeds to any Person, (i) to fund or facilitate any activities or business, with or involving any Sanctioned Person, or in any Sanctioned Country, in each case, in violation of applicable Sanctions, or (ii) in any other manner that would constitute or give rise to a violation of applicable Sanctions by any Person that is a party hereto (including any Financing Party). Section 6.12 Financial Covenants. Permit the Debt Service Coverage Ratio to be less than 1.05:1.00, as of any Determination Date (the “Financial Covenant”). Notwithstanding anything in the foregoing Article 6, no failure to comply with the covenants set forth in this Article 6 prior to the Closing Date shall be deemed to constitute an Event of Default hereunder if such failure arises solely from a circumstance that is or will be cured upon the occurrence of the Closing Date pursuant to Section 3.1. ARTICLE 7 EVENTS OF DEFAULT Section 7.1 Events of Default. The occurrence of any of the following events on or after the date hereof shall constitute an event of default hereunder (“Events of Default”): (a) any representation or warranty made or deemed made by any Company Party in any Financing Document, or any representation or warranty made by the Company Party in any certificate furnished in connection with or pursuant to any Financing Document, shall prove to have been incorrect in any material respect (or, to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in any respect) when so made or deemed made and thirty (30) days have elapsed from the date a Responsible Officer of the Company obtains knowledge thereof unless, in the case of an incorrect representation or warranty that is capable of being cured, corrected or otherwise remedied, such supplement or modification to the Customer Contract in accordance with Section 9.u thereof that shortens the Total Service Term or decreases the TCV or Service Fees (each as defined in the Customer Contract) shall be deemed to be adverse to the Financing Parties solely for the purposes of this Section 6.10(f); provided it is further acknowledged and agreed that any decrease in the TCV or Service Fees as a result of, or due to: (x) the Customer and the Company agreeing to, and / or documenting, any reductions, Excluded Delays (as defined in the Customer Contract), deductions, credits or similar arrangements, in each case, as contemplated in the Customer Contract, or (y) the Customer terminating a Tranche, shall not be deemed adverse to the Financing Parties and shall not be treated as an amendment, supplement or modification to the Customer Contract, in each case, solely for the purposes of this Section 6.10(f)).

34 incorrect representation or warranty is cured, corrected or otherwise remedied and (as cured, corrected or remedied) would not reasonably be expected to result in a Material Adverse Effect; (b) default shall be made in the payment or a mandatory prepayment that has not been waived in accordance with the terms hereof of any (i) principal of any Delayed Draw Loan or Note when and as the same is due and payable or (ii) amount under each Limited Parent Guarantee when and as the same is due and payable, in each case, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; provided that (x) it shall not be an Event of Default under clause (b)(i) if (A) such failure is the result of an administrative or technical error and (B) the relevant payment is made within two (2) Business Days of its due date and (y) it shall not be an Event of Default under this clause (b) if the Cure Right is exercised and satisfied in accordance with Section 7.2 on or prior to the Anticipated Cure Deadline; (c) default shall be made by the Company or the Pledgor in the payment of any interest on any Delayed Draw Loan or Note, reimbursement obligation or any other amount (other than an amount referred to in Section 7.1(b) above) due under any Financing Document, when and as the same is due and payable, and such default shall continue unremedied for a period of three (3) Business Days; (d) default shall be made in the due observance or performance by the Company of (i) any covenant or agreement contained in Section 5.1(a), Section 5.5(a), Section 5.8, Section 5.12 or in Article 6; provided, however, that none of the events described in this Section 7.1(d) will be an Event of Default as it relates to a breach of the Financial Covenant, if the Cure Right is exercised and satisfied in accordance with Section 7.2 on or prior to the Anticipated Cure Deadline or (ii) the covenant contained in Section 5.26 and, in the case the first breach of such Section 5.26 only, such default shall continue unremedied for a period of fifteen (15) days after the earlier to occur of (i) the date that a Responsible Officer of the Company obtains knowledge thereof or (ii) the receipt of notice thereof to the Company from the Intercreditor Agent or the Required Financing Parties; (e) default shall be made in the due observance or performance by any Company Party of any covenant or agreement of such Company Party, as applicable, contained in any Financing Document (other than those specified in Section 7.1(a), Section 7.1(b), Section 7.1(c), Section 7.1(d), Section 7.1(p) or Section 7.1(q)) after the earlier to occur of (i) the date that a Responsible Officer of the Company Party, as applicable, obtains knowledge thereof or (ii) the receipt of notice thereof to the Company Party from the Intercreditor Agent or the Required Financing Parties, and such default shall continue unremedied for a period of thirty (30) days thereafter; (f) (i) the Company or the Pledgor shall fail to make any payment beyond the applicable grace period with respect thereto, if any, in respect of any Material Indebtedness, at the final stated maturity thereof or (ii) the Company or Pledgor shall fail to observe or perform any other agreement or condition relating to any Material Indebtedness or any other event occurs with respect to such Material Indebtedness, and, in each case, continues beyond the applicable grace period with respect thereto, the effect of which default or other event is to cause, with the giving of notice if required, such Material Indebtedness to become due or to be repurchased, prepaid, 35 (g) there shall have occurred a Change in Control; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company, Parent (while the Limited Parent Guarantee (Remarketing Right) is in effect), Pledgor or of a substantial part of the property or assets of the Company or Pledgor, taken as a whole, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law (including, without limitation, Chapter 5 of the Corporations Act 2001 (Cth) but excluding a solvent reorganization, including by way of solvent scheme of arrangement), (ii) the appointment of a receiver, receiver and manager, trustee, custodian, sequestrator, conservator, liquidator, provisional liquidator, voluntary administrator or similar official for the Company, Parent (while the Limited Parent Guarantee (Remarketing Right) is in effect), Pledgor, or for a substantial part of the property or assets of the Company, or (iii) the winding-up, dissolution, deregistration or liquidation of the Company, Parent (while the Limited Parent Guarantee (Remarketing Right) is in effect) or Pledgor; and, in each case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Company, Parent (while the Limited Parent Guarantee (Remarketing Right) is in effect) or Pledgor shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law (including, without limitation, Chapter 5 of the Corporations Act 2001 (Cth) but excluding a solvent reorganization, including by way of solvent scheme of arrangement), (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in Section 7.1(h), (iii) apply for, request or consent to the appointment of a receiver, receiver and manager, trustee, custodian, sequestrator, conservator, liquidator, provisional liquidator, voluntary administrator or similar official for the Company, Parent or Pledgor, or for a substantial part of the property or assets of the Company, Parent or Pledgor, taken as a whole, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a composition, compromise, arrangement (including by way of a scheme of arrangement but excluding a solvent composition, compromise, arrangement or scheme of arrangement) or general assignment with or for the benefit of creditors, or (vi) is subject to a rescheduling or reorganizing of any of its indebtedness or imposition of a moratorium in respect of any indebtedness (in each case, excluding a solvent rescheduling, reorganization, moratorium or arrangement, including by way of scheme of arrangement); defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness (in full) to be made, prior to its stated maturity; provided that, for avoidance of doubt, this Section 7.1(f) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness, (B) any event requiring a prepayment or offer to purchase pursuant to customary asset sale, casualty or condemnation event, change in control provision or excess cash flow sweeps or (C) any event resulting in the termination or unwind of a Swap Agreement for which there is no corresponding termination or unwind amount payable by the Company thereunder;

36 (j) the failure of the Company or Pledgor to pay one or more final, non- appealable judgments aggregating in excess of $20,000,000 (in each case, net of any amounts which are covered by insurance or bonded), which judgments are not satisfied or discharged or effectively waived or stayed within a period of sixty (60) consecutive days; (k) one or more ERISA Events and/or Foreign Plan Events shall have occurred that, when taken together with all other ERISA Events and/or Foreign Plan Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; (l) (i) other than in accordance with the terms of any Financing Document, any such Financing Document (excluding the Limited Parent Guarantee as it relates to the Parent) shall for any reason cease to be in full force and effect, shall be declared void by a Governmental Authority or shall be asserted in writing by the Company or Pledgor not to be a legal, valid and binding obligation of the Company or Pledgor party thereto, (ii) other than in accordance with the terms of any Financing Document, any security interest purported to be created by any Security Document and to extend to Collateral that is material to the Company or Pledgor on a consolidated basis shall cease to be, or shall be asserted in writing by the Company or Pledgor not to be, a valid and perfected security interest in the securities, assets or properties covered thereby, except to the extent that (x) any such loss of priority results from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreement or the Limited Parent Guarantee, or (y) any such loss of validity, perfection or priority is the result of any failure by the Required Financing Parties or Required Secured Parties, as applicable, to cause the Collateral Agent to take any action necessary to secure the validity, perfection or priority of the Liens or (iii) other than in accordance with the terms of the Financing Documents, the Guarantee pursuant to any Security Document by the Company or Pledgor of any of the payment shall cease to be in full force and effect or shall be asserted in writing by the Company or Pledgor not to be in effect or not to be legal, valid and binding obligations of the Company or Pledgor party thereto; (m) (i) the Customer Contract shall at any time for any reason cease to be valid and binding or in full force and effect or be rescinded, terminated or cancelled (except for expiration in accordance with its terms and not as a result of a breach or default thereunder by the Company) or shall be suspended or enjoined, (ii) any Material Project Contract (other than the Customer Contract) shall at any time for any reason be rescinded, terminated or cancelled (except for expiration in accordance with its terms and not as a result of a breach or default thereunder by the Company); provided, however, that, in the case of any Material Project Contract other than the Customer Contract and the Colocation Agreement, none of the events described in this clause (m) will be an Event of Default if, within ninety (90) days after the earlier of any Responsible Officer of the Company having knowledge thereof or receiving notice thereof from the Intercreditor Agent, acting at the written direction of the Required Financing Parties (or such longer time period as the Intercreditor Agent, acting at the written direction of the Required Financing Parties, may reasonably agree), the Company replaces such affected Material Project Contract with an agreement which is in form and substance reasonably acceptable to the Required Financing Parties, on substantially similar terms or terms that, taken as a whole, do not affect the Company’s ability to remain in compliance with its payment obligations hereunder and with a comparable counterparty, or (iii) a material default (after any applicable notice, grace period or both) shall have occurred under the Customer Contract or the Dell Purchase Agreement which entitles the 37 Customer or Dell (as applicable), on the delivery of notice, to terminate the Customer Contract or the Dell Purchase Agreement (as applicable); (n) the failure of the Company following a valid termination of any Tranche by the Customer pursuant to the Customer Contract to repay the Upfront Amount associated with such Tranche within sixty (60) days following such termination (or such longer period as may be agreed between the Company and the Customer as reflected in any irrevocable extension given to the Company by the Customer under the Customer Contract to repay such Upfront Amount); (o) the Data Centre Provider has not obtained extended or replacement power within forty five (45) days of the date it is required to do so pursuant to the terms of the Colocation Agreement; (p) default shall be made in the due observance or performance by the Company of any covenant or agreement contained in Section 5.21(c), and such default shall have continued unremedied for a period of ten (10) Business Days thereafter; provided that such period may be extended to the date that is, at the sole option of the Company, up to ninety (90) days from such default if (i) no rebates or delay credits arise under the Customer Contract as a result of such extension, and (ii) the Debt Service Reserve Account is funded in an additional aggregate amount of $25,000,000 for each thirty (30) day period of extension, up to an aggregate additional amount equal to $75,000,000, using cash equity contributions made, or caused to be made, by Parent, funds transferred from the Distribution Account, funds transferred from the Distribution Reserve Account, or any combination thereof (it being acknowledged that the Company shall be entitled to satisfy such conditions either (A) by a single deposit, or transfer, of $75,000,000, in which case the cure period shall be extended by ninety (90) days from the date of such default, or (B) by deposits, or transfers, of $25,000,000, each of which shall extend the cure period by thirty (30) days); or (q) default shall be made in the due observance or performance by the Company of any covenant or agreement contained in Section 5.25, and such default shall continue unremedied for a period of five (5) Business Days thereafter. Notwithstanding the foregoing, no Event of Default shall be deemed to occur hereunder prior to the Closing Date if such event that would be an Event of Default arises solely from an incorrect representation, a breach of a covenant or otherwise that is or will be cured upon the occurrence of the Closing Date pursuant to Article 3. Section 7.2 Right to Equity Cure. (a) Notwithstanding anything to the contrary contained in Section 7.1, Section 8.1 or any Financing Document, in the event that a Cash Shortfall Event or LTC Event exists (or will exist) with respect to any Monthly Payment Date or the Company fails (or will fail) to comply with the requirement of the Financial Covenant, then from the first day of the applicable calendar month with respect to the applicable Monthly Payment Date (with respect to a Cash Shortfall Event or LTC Event) or Determination Date (with respect to such Financial Covenant) until the expiration of the thirtieth (30th) day following the applicable Monthly Payment Date (with respect to a Cash Shortfall Event or LTC Event) or the fifteenth (15th) day following the date

38 Date until the Anticipated Cure Deadline, the Financing Parties (i) shall not be permitted to accelerate Delayed Draw Loans or Notes held by them, to terminate the Delayed Draw Loan Commitments and Note Commitments held by them or to exercise remedies against the Collateral on the basis of an Event of Default resulting from a Cash Shortfall Event or LTC Event or a breach of the Financial Covenant, as applicable, and (ii) shall not be obligated to make any Credit Event under the Delayed Draw Loan Facility or the Notes (as applicable) until the applicable Cash Shortfall Event or such Financial Covenant breach is no longer continuing. (c) The Cure Right may be exercised (i) prior to the date that is one year after the T4 Acceptance Date, without limit on the number of uses and (ii) thereafter, no more than six (6) times in the aggregate until the Maturity Date and not on any more than two consecutive Determination Dates. (d) For the avoidance of doubt, any Cure Equity shall not be considered in the calculation of Debt Service Coverage Ratio calculation for the purpose of determining the occurrence of a Cash Trap Event; provided that the Company shall be permitted to apply such Cure Equity to meet the Company’s payment obligations, to redeem the Notes and to prepay the Delayed Draw Loans (including to cure an LTC Event). financial statements referred to in Section 5.4(a) or 5.4(b) are required to be delivered in respect of such fiscal period (with respect to such Financial Covenant) for which such Financial Covenant is being measured (the last day of such period being the “Anticipated Cure Deadline”), such Cash Shortfall Event or LTC Event or Financial Covenant and corresponding Event of Default may be cured on or prior to the applicable Anticipated Cure Deadline (the “Cure Right”) by the receipt of Equity Proceeds (which shall be in the form of common equity or other equity in a form reasonably acceptable to the Intercreditor Agent (acting at the written direction of the Required Financing Parties)) in an amount necessary to cure such Cash Shortfall Event or LTC Event or financial covenant, as applicable, on or prior to the Anticipated Cure Deadline and (“Cure Equity”) by applying 100% of the Cure Equity to (i) with respect to a Cash Shortfall Event or LTC Event, prepay the Delayed Draw Loans pursuant to the Credit Agreement and offer to redeem the Notes pursuant to the Note Purchase Agreement and (ii) with respect to the Financial Covenant and any corresponding Event of Default, be deemed to increase the amounts set forth in clause (a) of the definition of “Debt Service Coverage Ratio” (with respect to the Financial Covenant) with respect to such applicable Financial Quarter for the purpose of determining compliance with the Financial Covenant at the applicable Determination Date (it being agreed and understood that at the option of the Company or Pledgor (x) such Cure Equity may be deposited into the Collection Account, (y) a single Cure Equity may be used to cure the Financial Covenant, a Cash Shortfall Event and/or LTC Event and (z) to the extent a Cure Equity is used with respect to a Cash Shortfall Event and/or LTC Event relating to any calendar month, such Cure Equity may also be used to cure the Financial Covenant, with respect to the applicable Financial Quarter, without giving regards to the timing of the application of such Cure Equity). (b) Commencing on the applicable Monthly Payment Date or Determination 39 ARTICLE 8 REMEDIES Section 8.1 Remedies Generally. Upon the occurrence and during the continuation of an Event of Default and subject to the Intercreditor Agreement, each Financing Party may exercise any or all of the rights and remedies available to such Financing Party pursuant to the terms of the Senior Secured Debt Instrument to which it is a party. ARTICLE 9 CASH WATERFALL Section 9.1 Deposits into Accounts. (a) Collection Account. The Company shall deposit, and shall use reasonable best efforts to cause third parties that would otherwise make payments directly to the Company to deposit, in the Collection Account (without duplication): (i) any amounts paid by the Customer under the Customer Contract other than the Upfront Amounts; (ii) any Other Proceeds transferred from the Other Proceeds Account pursuant to Section 9.3; (iii) any amounts transferred from: (A) the Distribution Reserve Account pursuant to Section 9.4; (B) the Debt Service Reserve Account pursuant to Section 9.5; (C) the OpEx Reserve Account pursuant to Section 9.6; (D) the Cash Trap Reserve Account pursuant to Section 9.7; and (E) the Annual Expense Reserve Account pursuant to Section 9.9. (iv) to the extent not otherwise required to be applied to prepay the Delayed Draw Loans, any amounts contributed to the Company as Cure Equity pursuant to Section 7.2; (v) all amounts received by the Company under the Permitted Commodity Hedge Agreements and Interest Rate Hedge Agreements; (vi) proceeds received by the Company under Business Interruption Insurances; and (vii) following an offer to redeem made by the Company in accordance with Section 8.2(b) of the Note Purchase Agreement, any amounts rejected or deemed

40 rejected by any Holder pursuant to Section 8.2(b) of the Note Purchase Agreement in connection therewith. It is agreed and understood that any Parent Company from time to time may deposit cash into the Collection Account. (b) Other Proceeds Account. The Company shall deposit, and shall use reasonable best efforts to cause third parties that would otherwise make payments directly to the Company to deposit, in the Other Proceeds Account, Other Proceeds promptly after receipt thereof by the Company. (c) Distribution Reserve Account. The Company shall deposit, or cause to be deposited, in the Distribution Reserve Account all amounts transferred from the Collection Account pursuant to Section 9.2(n)(ii). (d) Distribution Account. The Company may deposit, or cause to be deposited, in the Distribution Account all amounts transferred from the Collection Account pursuant to Section 9.2(n)(i). (e) Cash Trap Reserve Account. The Company shall deposit, or cause to be deposited, in the Cash Trap Reserve Account all amounts transferred from the Collection Account pursuant to Section 9.2(g). (f) Debt Service Reserve Account. The Company shall deposit, or cause to be deposited, in the Debt Service Reserve Account all amounts transferred from the Collection Account pursuant to Section 9.2(e)(i). (g) OpEx Reserve Account. The Company shall deposit, or cause to be deposited, in the OpEx Reserve Account all amounts transferred from the Collection Account pursuant to Section 9.2(e)(ii). (h) Infrastructure Acquisition Account. The Company shall deposit all Upfront Amounts, proceeds of any Delayed Draw Loan and Notes actually drawn or released from escrow and to be applied for an acquisition of Infrastructure and any Equity Proceeds to be provided to the Company to be applied for an acquisition of the Infrastructure (including the Parent Equity Amount) into the Infrastructure Acquisition Account. (i) Annual Expense Reserve Account. The Company shall deposit, or cause to be deposited, in the Annual Expense Reserve Account all amounts transferred from the Collection Account pursuant to Section 9.2(a)(ii). Section 9.2 Withdrawals from the Collection Account. All amounts in the Collection Account shall be disbursed by the Company from time to time for application, at the following times and in the following order of priority: (a) first, (i) first, on each date as needed, to pay (including reimbursements to affiliates) DC Costs, Taxes (other than income Taxes and property Taxes) and other Operating Expenses owed by the Company in respect of, or arising in relation to, the Infrastructure or 41 otherwise to perform the Customer Contract, (ii) second, on each Monthly Payment Date, to deposit an amount into the Annual Expense Reserve Account to satisfy the Annual Expense Reserve Requirement applicable with respect to such Monthly Payment Date, and (iii) third, on each date as needed, to pay Manager Fees and Expenses subject to a cap of $1,380,000 for each Collection Period; (b) second, on each date as needed, on a pro rata basis, to pay (i) first, indemnities, administrative fees and expenses (including fees, charges and disbursements of counsel) which are then due and payable under the Financing Documents to the Administrative Agent, the Collateral Agent, the Note Agent, the Depositary Bank and the Intercreditor Agent under the Financing Documents and (ii) second, all indemnities, administrative fees and expenses (including fees, charges and disbursements of counsel) which are then due and payable to any Secured Hedge Counterparty under any Secured Hedge Agreement, ratably among the parties owed such obligations in proportion to the respective amounts owed to each; (c) third, on each Monthly Payment Date or on any other date as needed, to pay accrued interest on the outstanding Delayed Draw Loans and Notes that is due and payable and to pay scheduled payments and ordinary course payments (not including any termination or unwind payments) which are then due and payable to any Secured Hedge Counterparty in respect of Secured Hedge Agreements, ratably among the parties owed such obligations in proportion to the respective amounts owed each; (d) fourth, on each Monthly Payment Date or on any other date as needed, to (i) pay any Loan Amortization Amount; (ii) pay principal on the Notes pursuant to the Note Amortization Schedule, and (iii) make any mandatory prepayment of the Delayed Draw Loans pursuant to the Credit Agreement and any mandatory redemption of the Notes pursuant to the Note Purchase Agreement, in each case, due and payable and including any applicable termination or unwind payments to any Secured Hedge Counterparty in respect of Secured Hedge Agreements, ratably among the parties owed such obligations in proportion to the respective amounts owed each; (e) fifth, on each Monthly Payment Date, to deposit an amount into (i) first, the Debt Service Reserve Account to satisfy the Debt Service Reserve Requirement applicable with respect to such Monthly Payment Date, and (ii) second, the OpEx Reserve Account to satisfy the OpEx Reserve Requirement applicable with respect to such Monthly Payment Date; provided, that, without limiting clauses (c) and (d) of the definition of “Distribution Conditions”, for the purpose of calculating whether any transfer is required to be made pursuant to this Section 9.2(e), any amount then on deposit in the Distribution Reserve Account (after giving effect to any transfer from the Distribution Reserve Account pursuant to Section 9.4(b)) shall (without double counting) be considered as part of the balance of the Debt Service Reserve Account and/or the OpEx Reserve

42 Account for the purpose of satisfying the Debt Service Reserve Requirement and the OpEx Reserve Requirement (as applicable); (f) sixth, [reserved]; (g) seventh, on each Monthly Payment Date, solely to the extent that a Cash Trap Event has occurred and is continuing as of such date, to the Cash Trap Reserve Account; (h) eighth, [reserved]; (i) ninth, to pay any other payments due to the Manager not paid pursuant to the step first above; (j) tenth, to pay any other Obligations due and payable to the Administrative Agent, Collateral Agent, the Intercreditor Agent, the Depositary Bank, the Note Agent, the Holders and Lenders under the Financing Documents and any Secured Hedge Counterparties under the Secured Hedge Agreements; (k) eleventh, to repay any Upfront Amount due and payable to the Customer relating to a Tranche which has been terminated by the Customer due to non-acceptance of such Tranche by the Customer; (l) twelfth, to pay any other unsecured obligation of the Company (other than Permitted Intercompany Indebtedness); (m) thirteenth, at the Company’s election, to make any optional prepayment of the Delayed Draw Loans pursuant to the Credit Agreement, any optional redemption of the Notes pursuant to the Note Purchase Agreement and any termination or unwind payments to any applicable Secured Hedge Counterparty under any Secured Interest Rate Hedge Agreement resulting from such prepayments; and (n) fourteenth, on each Monthly Payment Date, after giving effect to transfers made pursuant to clauses (a) through (m) of this Section 9.2, at the Company’s election (i) subject to the satisfaction of the Distribution Conditions, to transfer amounts to the Distribution Account or to the payment of Permitted Intercompany Indebtedness or (ii) subject to the satisfaction of the Distribution Conditions (other than paragraph (e) thereof), to transfer amounts to the Distribution Reserve Account. Section 9.3 Withdrawals from the Other Proceeds Account. Funds on deposit in the Other Proceeds Account shall be transferred from time to time: (a) first, as needed, to make any (i) mandatory prepayment of the Delayed Draw Loans required pursuant to Section 2.09(b)(ii) of the Credit Agreement and (ii) mandatory redemption required pursuant to Section 8.6(a)(ii) of the Note Purchase Agreement; and (b) second, to the Collection Account for application in accordance with Section 9.2. 43 Section 9.4 Withdrawals from the Distribution Reserve Account. (a) Funds on deposit in the Distribution Reserve Account shall be transferred from time to time: (i) first, as needed to make any (A) mandatory prepayment of the Delayed Draw Loans required pursuant to Section 2.09(b)(vii) of the Credit Agreement and (B) mandatory redemption required pursuant to Section 8.6(a)(vi) of the Note Purchase Agreement; and (ii) second, on any Monthly Payment Date or within thirty (30) days thereafter, if the Distribution Conditions have been satisfied, then the Company may withdraw and transfer to any Person or account (including to the General Account) all or a portion of the amounts on deposit in the Distribution Reserve Account (it being understood, for the avoidance of doubt, that amounts on deposit in the Distribution Reserve Account considered as part of the balance of the Debt Service Reserve Account and/or the OpEx Reserve Account for the purpose of satisfying the Debt Service Reserve Requirement or the OpEx Reserve Requirement pursuant to Section 9.2(e) as of such Monthly Payment Date shall not be permitted to be withdrawn or transferred). (b) If the funds on deposit in the Collection Account are insufficient to make all payments in respect of the Obligations then due and payable or specified in Section 9.2(a)(i), the Company shall transfer from the Distribution Reserve Account the amount of such insufficiency to the Collection Account for application in accordance with the provisions set forth in Section 9.2(a); provided that any such transfer shall only be of amounts on deposit in the Distribution Reserve Account. (c) The Company shall also be permitted to transfer funds on deposit in the Distribution Reserve Account to make transfers to the Debt Service Reserve Account pursuant to Section 7.1(p). Section 9.5 Withdrawals from the Debt Service Reserve Account. (a) On any date, the Company may withdraw and transfer to the Collection Account any portion of the amounts on deposit in the Debt Service Reserve Account so long as, immediately after giving effect to such transfer, the Debt Service Reserve Requirement shall be satisfied. (b) If the funds on deposit in the Collection Account are insufficient to make all payments specified in Section 9.2(a) through Section 9.2(d), the Company shall transfer from the Debt Service Reserve Account the amount of such insufficiency to the Collection Account for application in accordance with the provisions set forth in Section 9.2; provided that any such transfer shall be only of amounts on deposit in the Debt Service Reserve Account. (c) If, after giving effect to the application of funds in the Collection Account pursuant to Section 9.2 and the transfer of funds from the Debt Service Reserve Account to the Collection Account pursuant to Section 9.5(b) (and the application of such funds in accordance

44 with Section 9.2(a) through Section 9.2(d)), there are operating and capital expenses of the Company then due and payable or anticipated to become due and payable within the succeeding sixty (60) days, then the Company shall withdraw and apply the funds on deposit in the Debt Service Reserve Account to make such remaining payments of operating and capital expenses (or transfer such amounts to the Collection Account, and make such payments using such amounts, without having to give further effect to the requirements regarding application of funds set out in Section 9.2). (d) If a contribution or transfer has been made to the Debt Service Reserve Account pursuant to Section 7.1(p) and, if applicable, Section 9.4(c), then, on the first Monthly Payment Date occurring after the Default pursuant to Section 7.1(p) is cured, the Company may withdraw from the Debt Service Reserve Account an amount equal to the lesser of (i) the amount(s) deposited into the Debt Service Reserve Account pursuant to Section 7.1(p), and (ii) the amount (if any) by which the amount on deposit in the Debt Service Reserve Account exceeds the Minimum Debt Service Reserve Amount on and as of such Monthly Payment Date. Any amount so withdrawn from the Debt Service Reserve Account shall: (x) in the case of cash equity contributions made, or caused to be made, by Parent, or transfers from the Distribution Account, at the election of the Company, be paid to the Parent or transferred to the Distribution Account and (y) in the case of transfers from the Distribution Reserve Account, be transferred to the Distribution Reserve Account. Section 9.6 Withdrawals from the OpEx Reserve Account. (a) On any date, the Company may withdraw and transfer to the Collection Account any portion of the amounts on deposit in the OpEx Reserve Account so long as, immediately after giving effect to such transfer, the OpEx Reserve Requirement shall be satisfied. (b) If the funds on deposit in the Collection Account are insufficient to make all payments specified in Section 9.2(a), the Company shall transfer from the OpEx Reserve Account the amount of such insufficiency to the Collection Account for application in accordance with the provisions set forth in Section 9.2; provided that any such transfer shall be only of amounts on deposit in the OpEx Reserve Account. (c) If funds on deposit in the Collection Account, the OpEx Reserve Account, the Debt Service Reserve Account (in accordance with Section 9.5(b) and (c)), the Distribution Account and the Distribution Reserve Account are insufficient to make all payments specified in Section 9.2(a)(i) and Section 9.2(a)(iii), the Company shall, at its election and on or prior to the date such payments are due, either (i) obtain an unconditional and irrevocable waiver by the Data Centre Provider of DC Costs in accordance with the terms of the Colocation Agreement or (ii) cause the Parent to make, or cause to be made, equity contributions to the Company, in each case of clauses (i) and (ii), in an amount equivalent to such shortfall. Section 9.7 Withdrawals from the Cash Trap Reserve Account. Funds on deposit in the Cash Trap Reserve Account shall be transferred from time to time: (a) first, as needed upon the occurrence of a Cash Trap Prepayment Event, to make any (A) mandatory prepayment of the Delayed Draw Loans required pursuant to Section 45 2.09(b)(v) of the Credit Agreement and (B) mandatory redemption required pursuant to Section 8.6(a)(iv) of the Note Purchase Agreement; (b) second, as needed to make any (i) mandatory prepayment of the Delayed Draw Loans required pursuant to Section 2.09(b)(vii) of the Credit Agreement and (ii) mandatory redemption required pursuant to Section 8.6(a)(vi) of the Note Purchase Agreement; and (c) if (i) as of any Determination Date following a Cash Trap Determination Date, no Cash Trap Event is continuing or (ii) to the extent excess proceeds remain on deposit in the Cash Trap Reserve Account after giving effect to the transfer made pursuant to clauses (a) and (b) of this Section 9.7, to any Collateral Account at the election of the Company. Section 9.8 Withdrawals from the Infrastructure Acquisition Account. The Company may from time to time withdraw proceeds standing to the credit of the Infrastructure Acquisition Account for the purpose of paying Capital Expenditures; provided, that no portion of the proceeds standing to the credit of the Infrastructure Acquisition Account consisting of Upfront Amounts may be withdrawn for the purpose of paying Capital Expenditures unless each of the Upfront Amount Utilization Conditions has been satisfied (other than in the case that the Upfront Amount Utilization Conditions do not apply). Section 9.9 Withdrawals from the Annual Expense Reserve Account. (i) On any date, the Company may withdraw and transfer to the Collection Account any portion of the amounts on deposit in the Annual Expense Reserve Account so long as, immediately after giving effect to such transfer, the Annual Expense Reserve Requirement shall be satisfied. (ii) The Company may from time to time withdraw proceeds standing to the credit of the Annual Expense Reserve Account for the purpose of paying Annual Expenses. Section 9.10 Withdrawals from the Distribution Account. On any date, the Company may withdraw and transfer amounts on deposit in the Distribution Account for any purpose not prohibited under the Financing Documents. Section 9.11 Escrow Account. (a) Upon satisfaction (or waiver) of the conditions set forth in Section 3.3 with respect to an Escrow Release Date, the Collateral Agent shall (and the Holders hereby instruct the Collateral Agent to (and the Collateral Agent shall be relieved of any liability in so doing)), if such conditions are satisfied or waived on or before 3:00 p.m. (New York time), on the same Business Day or, otherwise, on the immediately following Business Day, deliver an Escrow Release Instruction to the Escrow Agent with respect funds on deposit in the Escrow Account relating to such Escrow Release Date, in accordance with the Escrow Agreement. (b) If the conditions set forth in Section 3.3 with respect to an Escrow Release Date have not been satisfied, the Company shall be permitted to instruct the Collateral Agent in writing to, and the Collateral Agent shall promptly (and in any event within one (1) Business Day)

46 (and the Holders hereby instruct the Collateral Agent to (and the Collateral Agent shall be relieved of any liability in so doing)), instruct the Escrow Agent to return funds to the Note Agent on behalf of the Holders in accordance with the Escrow Agreement, for further distribution by the Note Agent to the Holders in accordance with the Note Purchase Agreement (the Holders hereby instruct the Note Agent to return such funds to the Holders in accordance with the terms thereof (and the Note Agent shall be relieved of any liability in so doing)). Section 9.12 Earnings. Earnings on Investments permitted hereunder in the Collateral Accounts and the Escrow Account shall be deposited into the account from which such funds were invested and applied in accordance with the Financing Documents and, solely in the case of the Escrow Account, the Escrow Account Agreement. ARTICLE 10 PREPAYMENTS Section 10.1 Mandatory Prepayments/Offers to Prepay. The Company shall prepay or offer to redeem, as applicable, the Senior Secured Debt, and pay any termination or unwind payments payable in respect of Secured Hedge Agreements due and payable as a result of such prepayment or, in the case of prepayments under the Credit Agreement or the Note Purchase Agreement caused by Disposition, Casualty Events or termination of a Tranche under the Customer Contract by the Customer, as a result of the event giving rise to such prepayment, in each case to the extent required by, and in accordance with, the Credit Agreement, such Secured Hedge Agreements or Note Purchase Agreement, as applicable. Section 10.2 Application of Prepaid Funds. The Company shall ensure that any amounts required to be prepaid under Section 10.1 shall be allocated on a pro rata basis, for further application in accordance with the relevant Financing Documents, to the: (a) Lenders for payment of principal, all accrued but unpaid interest on the principal to be prepaid, any breakage costs, any premiums and all fees and other obligations due to such Lenders pursuant to the Credit Agreement in connection with such prepayment; (b) Holders of Notes for a mandatory redemption offer with respect to the Notes, together with all accrued but unpaid interest on the principal to be prepaid, any breakage costs, any premiums, the applicable Make-Whole Amount, if any, and all fees and other obligations due to such Holders in connection with such prepayment; and (c) Secured Hedge Counterparties, for termination or unwind payments payable under Secured Hedge Agreements as a result of such prepayment or as a result of the event giving rise to such prepayment in the case of prepayments caused by Disposition, Casualty Events or termination of a Tranche under the Customer Contract by the Customer. Section 10.3 Termination of Secured Interest Rate Hedge Agreements. If the prepayments made in accordance with Section 10.1 would result in the Company no longer being in compliance with the requirements of Section 5.23, the Company shall terminate or reduce the notional amount of the Secured Interest Rate Hedge Agreements to the extent that such reduction is necessary to comply with Section 5.23 after giving effect to such prepayment. 47 ARTICLE 11 AMENDMENTS; WAIVERS Section 11.1 Required Financing Parties Consent and Unanimous Consent. Except as otherwise set forth herein and subject to the provisions of this Section 11.1 and the Intercreditor Agreement, (i) the amendments, waivers or supplements to each Senior Secured Debt Instrument and Closing and Payment Fee Letter shall be made in accordance with the requirements of such Senior Secured Debt Instrument or Closing and Payment Fee Letter (as applicable) and (ii) the Required Financing Parties (or the Intercreditor Agent upon written direction or consent of the Required Financing Parties) and any Company Party that is party to the relevant Financing Document (other than any Senior Secured Debt Instrument) may enter into agreements, waivers or supplements hereto or thereto for the purpose of adding, modifying or waiving any provisions to such Financing Documents or changing in any manner the rights of the Financing Parties or any Company Party hereunder or thereunder or waiving any Default or Event of Default; provided that: (a) no such agreements, waivers or supplements shall, without the consent of all Financing Parties: (i) amend any provision of this Section 11.1; (ii) release all or substantially all of the Collateral from the Lien of any of the Security Documents; (iii) cause any Obligations to cease to be secured on a pari passu basis with all other Obligations; (iv) add, modify or waive any provisions to the Financing Documents so as to subordinate the Obligations to any other Indebtedness; (v) add, modify or waive Section 12.2 in any manner that would permit an assignment by the Company of its rights or obligations under this Agreement except as expressly permitted hereunder; (vi) amend the definition of “Financing Party”, “Initial Financing Parties”, “Lenders”, “Required Lenders”, “Required Holders”, “Holder”, “Required Financing Parties”, or any other provision hereof specifying the number or percentage of Financing Parties required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder or under any other Financing Document; (vii) amend or modify any provision set forth in this Agreement in a manner that would alter the pro rata sharing of payments; (viii) amend or modify any provision of the Guarantees provided by the Parent under the Limited Parent Guarantees, including any release of the value of such Guarantees prior to the agreed expiry thereof; or (ix) amend or modify Section 9.2;

48 (b) any amendment, waiver, consent or other modification of Section 3.2, Section 5.18 or Section 9.11 (including, in each case, any related definitions), and any other provision expressly stated herein may, in each case, be effected with the consent of the Required Holders only; (c) any amendment, waiver, consent or other modification of Section 5.23 (and related definitions and provisions), Section 7.2 (solely as it relates to Cash Shortfall Event), the definition of “Cash Shortfall Event”, and any other provision expressly stated herein may, in each case, be effected with the consent of the Required Lenders only; (d) no amendment to this Agreement is permitted without the consent of the requisite parties specified in, and solely to the extent required under, Section 9.08 of the Credit Agreement and Section 18 of the Note Purchase Agreement. Section 11.2 Affected Party Consent. No agreement, waiver or supplement hereto shall add, modify or waive any provisions to the Financing Documents, or change in any manner the rights of the Financing Parties or Agents, or any Financing Party or Agent or the Note Agent, hereunder or thereunder, so as to: (a) notwithstanding anything to the contrary herein, amend, modify or otherwise affect the liabilities, rights, privileges, protections, exculpations, immunities, indemnities, benefits or duties of any Agent or the Note Agent (including the payment of fees, expenses or other amounts payable to the Note Agent or any Agent) without the prior written consent of such Agent or the Note Agent, as applicable; (b) except as otherwise set forth herein, disproportionately and adversely impact the rights of any class of Financing Parties as compared to the other classes of Financing Parties without the consent of each Financing Party directly and adversely affected thereby; or (c) except as otherwise set forth herein, amend the definition of “Change in Control” (but not waive the occurrence, or potential occurrence, of a Change in Control) without the consent of each Financing Party directly and adversely affected thereby. Section 11.3 Prepayment Consent. Notwithstanding anything to the contrary herein, no agreement, waiver or supplement hereto shall amend, modify or waive any of the provisions regarding the making (or the application) of any prepayment in any manner that is disproportionately adverse to (a) the Holders of Notes without the consent of the Required Holders or (b) the Lenders without the consent of the Required Lenders, in each case, pursuant to the terms of the applicable Senior Secured Debt Instrument. Section 11.4 Amendments without Consent. (a) Notwithstanding anything to the contrary in the Financing Documents, without the consent of any other Person, the Company and the Intercreditor Agent and/or Collateral Agent may (but shall not be obligated to, or shall, to the extent required by any Financing Document) enter into any amendment, modification or waiver of any Financing Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to 49 become Collateral for the benefit of the Secured Parties (it being understood that entry into any such new agreement or instrument may be in any form reasonably satisfactory to the Intercreditor Agent or Collateral Agent, as applicable); provided that, in the case of this Section 11.4(a), in all events the Financing Parties shall have received at least five (5) Business Days’ prior written notice of any such waiver, amendment or modification and the Intercreditor Agent or the Collateral Agent, as applicable, shall not have received, within four (4) Business Days of the date of such notice to the Financing Parties, a written notice from the Required Financing Parties that the Required Financing Parties object to such amendment, waiver or modification. In the absence of such objection from the Required Financing Parties as provided herein, any such amendment, waiver or modification shall become effective without any further action or the consent of any other Person and shall be binding on the Company, the Intercreditor Agent, the Collateral Agent and the Financing Parties. (b) Notwithstanding anything to the contrary in any Financing Document, without the consent of any other Person, the Company and the Intercreditor Agent and/or Collateral Agent may (but shall not be obligated to) waive, amend or otherwise modify any Financing Document to (i) correct, amend, cure or resolve any ambiguity, omission, defect, typographical error, inconsistency or manifest error therein mistake or defect in such Financing Document, (ii) subject to the Intercreditor Agreement, to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Security Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Security Documents, (iii) make administrative and operational changes not adverse to any Financing Party, (iv) subject to the Intercreditor Agreement, to otherwise enhance the rights and benefits of the Financing Parties or (v) to adhere to local law or the reasonable advice of local counsel; provided that, in the case of this Section 11.4(b), in all events the Financing Parties shall have received at least five (5) Business Days’ prior written notice of any such waiver, amendment or modification and the Intercreditor Agent or the Collateral Agent, as applicable, shall not have received, within four (4) Business Days of the date of such notice to the Financing Parties, a written notice from the Required Financing Parties that the Required Financing Parties object to such amendment, waiver or modification. In the absence of such objection from the Required Financing Parties as provided herein, any such amendment, waiver or modification shall become effective without any further action or the consent of any other Person and shall be binding on the Company, the Intercreditor Agent, the Collateral Agent and the Financing Parties. (c) Prior to entering into such amendment or modification pursuant to Section 11.4(a) or (b), the Intercreditor Agent and/or the Collateral Agent shall be entitled to a certificate of a Responsible Officer of the Company stating that such amendment, modification or waiver is permitted by the Financing Documents, upon which such Agent may conclusively rely. ARTICLE 12 MISCELLANEOUS Section 12.1 Notices. (a) Notices and other communications provided for herein shall be in writing (including electronic mail) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail, as follows; provided that any notice or

50 communication sent by courier service or mail must also be transmitted by electronic mail to the applicable electronic mail address specified below: (i) if to the Company, to: 620 FM 1033, Childress TX 79201 USA Attention: Chief Financial Officer Email: [***]; [***] with a copy to (which shall not constitute notice): Milbank LLP 55 Hudson Yards, New York, NY 10001-2163 Attention: Jaime Ramirez Email: [***] (ii) if to the Administrative Agent, to: CSC Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808 Attention: Kelvin Vargas / Karen Abarca Email: [***] / [***] / [***] / [***] with a copy to (which shall not constitute notice): Nixon Peabody LLP Exchange Place, 53 State Street Boston, MA 02109 Attention: Jonathan R. Winnick / Michael J. Tentindo Email: [***] / [***] (iii) if to the Collateral Agent, to: CSC Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808 Attention: Kelvin Vargas / Karen Abarca Email: [***] / [***] / [***] with a copy to (which shall not constitute notice): Nixon Peabody LLP Exchange Place, 53 State Street 51 Boston, MA 02109 Attention: Jonathan R. Winnick / Michael J. Tentindo Email: [***] / [***] (iv) if to the Intercreditor Agent, to: CSC Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808 Attention: Kelvin Vargas / Karen Abarca Email: [***] / [***] / [***] with a copy to (which shall not constitute notice): Nixon Peabody LLP Exchange Place, 53 State Street Boston, MA 02109 Attention: Jonathan R. Winnick / Michael J. Tentindo Email: [***] / [***] (v) if to any Lender, to the address or electronic mail address specified in Schedule 12.1, or at such other address as such Lender shall have specified to the Company and the Intercreditor Agent in writing; and (vi) if to any Purchaser, Holder or its nominee, to such Purchaser, Holder or nominee at the address or electronic mail address, as applicable, specified for such communications specified in Schedule 12.1, or at such other address as such Purchaser, Holder or nominee shall have specified to the Company and the Intercreditor Agent in writing. (b) Notices and other communications to the Financing Parties hereunder may be delivered or furnished by electronic communications (including electronic mail and Internet or intranet websites). Notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof. (c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by (to the extent permitted by Section 12.1(b)) electronic means prior to 5:00 p.m. (New York time) on such date, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 12.1 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 12.1 and in each case provided an electronic copy has been delivered by electronic mail in accordance with this Section 12.1.

52 (d) Any party hereto may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Section 12.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby whether so expressed or not, except that, subject to Section 6.5, the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Financing Party. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 12.3 Accounting Terms. Except as otherwise provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) and all terms of an accounting or financial nature not specifically or completely defined herein shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Intercreditor Agent in writing that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Intercreditor Agent (acting at the written direction of the Required Financing Parties) notifies the Company that the Required Financing Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision is amended in accordance herewith. Section 12.4 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Financing Document should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 12.5 Construction, Etc. (a) General. The definitions set forth or referred to in Schedule I shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All references to “knowledge” or “awareness” of the Company, Pledgor, Parent or a Responsible Officer means the actual knowledge of a Responsible Officer of the Company, Pledgor or Parent. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and 53 properties, including cash, securities, accounts and contract rights. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”. Section headings herein and in the other Financing Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Financing Document. (b) References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (i) references to organizational documents, agreements (including the Financing Documents), and other Contractual Obligations shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases are not prohibited by any Financing Document; and (ii) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting such Law. (c) Effectuation of Transfers. Each of the representations and warranties of the Company contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions unless the context otherwise requires. (d) Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). (e) Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day (it is understood that the foregoing shall cause any grace period associated with any such payment obligation or performance of any covenant, duty or obligation to extend to the immediately succeeding Business Day as well). (f) Negative Covenant Compliance. For purposes of determining whether the Company has complied with any exception to Article 6 where compliance with any such exception is based on a financial ratio or metric being satisfied as of a particular point in time, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken and (b) correspondingly, any such ratio and metric shall only prohibit the Company from creating, incurring, assuming, suffering to exist or making, as the case may be, any new, for example, Liens, Indebtedness or Investments, but shall not result in any previously permitted, for example, Liens, Indebtedness or Investments ceasing to be permitted hereunder. For avoidance of doubt, with respect to determining whether the Company complies with any negative covenant in Article 6, to the extent that any obligation, transaction, or action could be attributable to more than one exception to any such negative covenant, the Company may categorize or re-categorize all or any portion of such obligation, transaction or action to any one or more exceptions to such negative covenant that permit such obligation, transaction or action. (g) Certifications. All certifications to be made hereunder by an officer or representative of the Company shall be made by such a Person in his or her capacity solely as an

54 officer or a representative of the Company, on the Company’s behalf and not in such Person’s individual capacity. (h) Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement (or required to be satisfied for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number. Section 12.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any signature to this Agreement may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Any Person that uses electronic signatures and electronic methods to send communications to the Agents assumes all risks arising out of such use, including without limitation the risk of the Agents acting on an unauthorized communication, and the risk of interception or misuse by third parties. Notwithstanding this paragraph, the Agents may in any instance and in their sole discretion require that an original document bearing a manual signature be delivered to the Agents in lieu of, or in addition to, any such electronic communication. Section 12.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 12.8 Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Financing Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Company further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Company at the address specified for the Company in Section 12.1. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Financing Party may otherwise have to bring any action or proceeding relating to this Agreement 55 or the other Financing Documents against the Company or its properties in the courts of any jurisdiction. (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Financing Documents in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.8(C). Section 12.9 Intercreditor Agreement. Each Holder and each Lender hereby acknowledges and agrees on behalf of itself that certain matters related to the Financing Documents and the Collateral are subject to and governed by the Intercreditor Agreement. Each Holder and each Lender, by delivering its signature page hereto, and/or executing a Common Terms Accession Agreement, as applicable, shall be deemed to have (a) acknowledged receipt of, consented to and approved of the Intercreditor Agreement, (b) authorized Administrative Agent, the Intercreditor Agent and Collateral Agent to perform their respective obligations thereunder and (c) acknowledged that the Intercreditor Agent and the Collateral Agent in performing its duties as Collateral Agent for all of the Secured Parties (unless otherwise expressly provided). Each Holder and each Lender party hereto hereby authorizes the Administrative Agent, the Intercreditor Agent and the Collateral Agent to enter into the Intercreditor Agreement, amendments thereto or any new intercreditor or subordination agreement (in form and substance reasonably satisfactory to Intercreditor Agent or the Collateral Agent, as applicable) as may be deemed necessary or appropriate by the Collateral Agent in connection with the incurrence of any Excepted Debt. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall supersede and control. Section 12.10 Obligations of the Intercreditor Agent and the Collateral Agent. The Intercreditor Agent shall promptly make available on the Intercreditor Agent Platform to each Financing Party, the Administrative Agent and the Collateral Agent the notices, certificates, reports, opinions, agreements and other documents which it receives under this Agreement and the other Financing Documents (including, without limitation, any notice of any Default or Event of Default of the Company under any Financing Document) in its capacity as Intercreditor Agent,

56 and the Intercreditor Agent shall have no liability for the accuracy or completeness of any document it forwards to another Person. Notwithstanding anything to the contrary set forth herein or in any other Financing Document, the Collateral Agent shall not have any duty, responsibility, obligation, or duty whatsoever with respect to, in connection with, or arising from any OpEx Reserve L/C (including, without limitation, any responsibility, obligation, or duty to (i) determine (A) whether any OpEx Reserve L/C or other instrument of similar import delivered hereunder or contemplated hereby or by any other Financing Document or delivered hereunder or thereunder qualifies as a OpEx Reserve L/C and/or (B) whether any issuer of any such OpEx Reserve L/C, or other instrument of similar import contemplated hereby qualifies as an Acceptable Issuer, or (ii) make a draw on, transfer, or take any other action with respect to any OpEx Reserve L/C, or other similar instrument contemplated hereby or by any other Financing Document or delivered hereunder or thereunder) unless directed in writing by the Intercreditor Agent, acting at the direction of the Required Financing Parties. In acting hereunder, the Intercreditor Agent and the Collateral Agent shall be entitled to all of the rights, privileges, protections, immunities and indemnities afforded to the Intercreditor Agent and the Collateral Agent (including in its capacity as the Secured Debt Representative of the Holder) under the Intercreditor Agreement, the Note Purchase Agreement and the other Financing Documents, as applicable. In the event of any conflict between the provisions of this Agreement and the provisions of the Intercreditor Agreement and/or the Note Purchase Agreement with respect to the rights, privileges, protections, immunities and indemnities afforded to the Intercreditor Agent and the Collateral Agent, the provisions of the Intercreditor Agreement and the Note Purchase Agreement shall govern and prevail. Section 12.11 Release of Liens and Guarantees. Notwithstanding anything to the contrary in the Financing Documents: (a) after Discharge of Secured Obligations, the Collateral shall be automatically released from any Liens created by the Financing Documents, and the Financing Documents and all obligations (other than those expressly stated to survive such termination) of the Agents, the Financing Parties and the Company under the Financing Documents shall terminate and the Parent and the Pledgor shall each be released from the Limited Parent Guarantees and Share Pledge Agreement respectively, all without delivery of any instrument or performance of any act by any Person; (b) the following Collateral shall be automatically released from the Liens created by the Financing Documents without delivery of any instrument or performance of any act by any Person: (i) upon a Disposition of Collateral permitted hereunder and under the other Financing Documents, the Collateral so Disposed; (ii) upon the approval, authorization, or ratification in writing by the Required Financing Parties (or such other percentage of the Lenders whose consent is required by Section 11.1) of the release of any Collateral, such Collateral; 57 (iii) upon a release of any Collateral under the terms of each applicable Security Document or upon such Collateral no longer being required to be perfected under the Collateral and Guarantee Requirement, such Collateral; (c) the Pledgor shall be automatically released from the Share Pledge Agreement respectively without delivery of any instrument or performance of any act by any Person upon the approval, authorization or ratification in writing by such percentage of the Financing Parties whose consent is required by Section 11.1; and (d) in connection with any termination or release of Collateral from the Liens securing the Obligations or a release of the Pledgor from the Share Pledge Agreement, the Collateral Agent shall at the direction of the Intercreditor Agent, acting at the written direction of the Required Financing Parties (or such other percentage of the Financing Parties whose consent is required by Section 11.1): (i) in the case of termination or release of Collateral from the Liens securing the Obligations, (A) execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such termination or release (including (1) UCC termination statements or (2) in the case of a Collateral Account, delivery of notices to any Depositary Bank to terminate any Control Agreement in respect of the applicable account and to permit such applicable account to be closed) and (B) return to the Company, the possessory Collateral that is in the possession of the Collateral Agent and is the subject of such release (provided that, upon request by the Collateral Agent (acting at the direction of the Intercreditor Agent, acting at the written direction of the Required Secured Parties), the Company shall deliver to the Collateral Agent a certificate of a Responsible Officer certifying that such transaction has been or was consummated in compliance with the Financing Documents), and (ii) in the case of a release of the Pledgor, at the Company’s expense, execute and deliver a written release to evidence the release of the Pledgor from the Share Pledge Agreement respectively promptly upon the reasonable request of the Company; (e) any representation, warranty or covenant contained in any Financing Document relating to the Collateral subject to release pursuant to this Section 12.11 shall no longer be deemed to be made upon such release; and (f) any execution and delivery of documents, or the taking of any other action, by the Agents pursuant to this Section 12.11 shall be without recourse to or warranty by the Agents. Section 12.12 Confidentiality. (a) Each Agent agrees that it shall maintain in confidence any information relating to the Company, its Affiliates and its Affiliates’ directors, managers, officers, trustees, investment advisors or agent, furnished to it by or on behalf of the Company or its Affiliates and shall only use such information solely in connection with the evaluation, administration and enforcement of this Agreement (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party in breach of this Agreement, (b) has been independently developed by such Agent without violating this Section 12.12 or (c) was available to such Agent from a third party having, to such Person’s actual knowledge, no contractual or

58 fiduciary obligations of confidentiality to the Company or any such Affiliate) and shall not reveal the same other than to its Affiliates and its and their respective directors, trustees, officers, employees, agents and advisors with a need to know (so long as each such Person shall have been informed of the confidential nature of such information and who are subject to customary confidentiality obligations of professional practice or who agree in writing to be bound by the terms of this Section 12.12 or on terms at least as restrictive as this Section 12.12), except: (i) to the extent necessary to comply with law or any legal process or the regulatory or supervisory requirements of any Governmental Authority; provided, that to the extent practicable and not prohibited by applicable law, rule or regulation, such Agent shall inform the Company promptly thereof prior to disclosure, (ii) to its consultants, Affiliates, advisors, attorneys or auditors (so long as each such Person shall have been informed of the confidential nature of such information and has agreed in writing to be bound by the terms of this Section 12.12 or on terms at least as restrictive as this Section 12.12); provided that, with respect to any disclosure pursuant to this clause (ii) (other than with respect to ordinary course disclosures, including disclosures made pursuant to applicable legal or regulatory requirements) to a Person which is not an Affiliate of the Agent, the applicable Agent shall use commercially reasonable efforts to notify the Company of the information that it intends to disclose, (iii) in connection with the exercise of any remedies under any Financing Document or in order to enforce its rights under any Financing Document in a legal proceeding and (iv) with the prior written consent of the Company. Without limitation of anything in this Section 12.12, it is agreed and understood that no Agent shall, nor shall they permit any of their Affiliates to, make any press release or similar disclosure concerning this Agreement, the Financing Documents or the transactions contemplated hereby or thereby without the prior written consent of the Company. (b) Each Agent acknowledges that some or all of the information relating to the Company, its Affiliates and its Affiliates’ directors, managers, officers, trustees, investment advisors or agent, furnished to it by or on behalf of the Company or Affiliate may be price sensitive or inside information or material non-public information and that its use or disclosure may constitute insider dealing or market abuse under applicable law. Each Agent undertakes not to use or disclose, and to inform its affiliates that they shall not use or disclose, any such information for any unlawful purpose and must comply with applicable laws that prohibit a person who has price sensitive or inside information or material non-public information about a company from acquiring or selling securities of that company or from communicating that information to any other person in circumstances where it is reasonably foreseeable that the other person may acquire or sell any securities of the company while the relevant information remains material and non-public. (c) In addition to all other remedies available at law, the Company shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Section 12.12. * * * * * [SIGNATURE PAGES FOLLOW] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and acknowledged by their respective officers or representatives hereunto duly authorized, as of the date first above written. IE US HARDWARE 3 LLC, as Company By: Name: William Roberts Title: Authorized Signatory By: Name: Anthony Lewis Title: Authorized Signatory [Signature Page to Common Terms Agreement] /s/ William Roberts /s/ Anthony Lewis

CSC DELAWARE TRUST COMPANY, as Intercreditor Agent By: Name: Kelvin Vargas Title: Vice President [Signature Page to Common Terms Agreement] /s/ Kelvin Vargas CSC DELAWARE TRUST COMPANY, as Administrative Agent By: Name: Kelvin Vargas Title: Vice President [Signature Page to Common Terms Agreement] /s/ Kelvin Vargas

CSC DELAWARE TRUST COMPANY, as Collateral Agent By: Name: Kelvin Vargas Title: Vice President [Signature Page to Common Terms Agreement] /s/ Kelvin Vargas [Signature Page to Common Terms Agreement] PURCHASERS: GENWORTH LIFE INSURANCE COMPANY By: /s/ Elizabeth Coley Name: Elizabeth Coley Title: Investment Officer GENWORTH LIFE INSURANCE COMPANY OF NEW YORK By: /s/ Elizabeth Coley Name: Elizabeth Coley Title: Investment Officer GENWORTH LIFE AND ANNUITY INSURANCE COMPANY By: /s/ Elizabeth Coley Name: Elizabeth Coley Title: Investment Officer ENACT MORTGAGE INSURANCE CORPORATION By: /s/ Elizabeth Coley Name: Elizabeth Coley Title: Investment Officer

PURCHASERS: EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA By: ___________________________________ Name: Svetlana Goldenberg Title: Investment Officer EQUITABLE FINANCIAL LIFE INSURANCE COMPANY By: ___________________________________ Name: Svetlana Goldenberg Title: Investment Officer [Signature Page to Common Terms Agreement] /s/ Svetlana Goldenberg /s/ Svetlana Goldenberg [Signature Page to Common Terms Agreement] PURCHASERS: ABERDEEN GROUP PENSION TRUSTEE LTD acting as trustee of the ABERDEEN GROUP PENSION SCHEME, acting by its agent ABRDN INVESTMENT MANAGEMENT LIMITED By: /s/ Alison Freshwater Name: Alison Freshwater Title: Authorized Signatory SGPS TRUSTEE LIMITED acting as trustee of the STAGECOACH GROUP PENSION SCHEME, acting by its agent ABRON INVESTMENTS LIMITED By: /s/ Alison Freshwater Name: Alison Freshwater Title: Authorized Signatory

PURCHASERS: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By Name: Rohit Chaku Title: Managing Director MASSMUTUAL ASCEND LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By: _____________________________________ Name: Rohit Chaku Title: Managing Director THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By: Barings LLC, as Investment Adviser By Name: Rohit Chaku Title: Managing Director [Signature Page to Common Terms Agreement] /s/ Rohit Chaku /s/ Rohit Chaku /s/ Rohit Chaku PURCHASERS: USAA Life Insurance Company of New York By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director USAA Life Insurance Company By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director Dawn Re, Inc. By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director [Signature Page to Common Terms Agreement] /s/ Dan Garzarella /s/ Dan Garzarella /s/ Dan Garzarella

PURCHASERS: AMERICAN REPUBLIC INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director KENTUCKY EMPLOYERS’ MUTUAL INSURANCE AUTHORITY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director MT. HAWLEY INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director NATIONAL BENEFIT LIFE INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director [Signature Page to Common Terms Agreement] /s/ John Petchler /s/ John Petchler /s/ John Petchler /s/ John Petchler PURCHASERS: PINNACOL ASSURANCE By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director PRIMERICA LIFE INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director RLI INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director [Signature Page to Common Terms Agreement] /s/ John Petchler /s/ John Petchler /s/ John Petchler

PURCHASERS: STARR INDEMNITY & LIABILITY COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director STARR SURPLUS LINES INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director [Signature Page to Common Terms Agreement] /s/ John Petchler /s/ John Petchler PURCHASERS: AMERICAN GENERAL LIFE INSURANCE COMPANY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser By: Name: Thomas Crawford Title: Vice President [Signature Page to Common Terms Agreement] /s/ Thomas Crawford

PURCHASERS: ENSIGN PEAK ADVISORS, INC. By: ___________________________________ Name: Matthew D. Dall Title: Head of Credit Research CLIFTON PARK CAPITAL MANAGEMENT, LLC By: ___________________________________ Name: Matthew D. Dall Title: Head of Credit Research [Signature Page to Common Terms Agreement] /s/ Matthew D. Dall /s/ Matthew D. Dall PURCHASERS: The Guardian Life Insurance Company of America By: HPS Investment Partners, LLC, its Sub-Manager By: ___________________________________ Name: Title: Trinh Nguyen Managing Director [Signature Page to Common Terms Agreement] /s/ Trinh Nguyen

PURCHASERS: LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) FOR AND ON BEHALF OF ITS SUB-FUND LGIM SOLUTIONS FUND EU BY : LEGAL & GENERAL INVESTMENT MANAGEMENT LIMITED, IN ITS CAPACITY AS THE INVESTMENT MANAGER LGIM SOLUTIONS FUND EU, A SUB-FUND OF LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) By: ___________________________________ Name: Stuart Hitchcock Title: Head of Portfolio Management, Private Credit LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) FOR AND ON BEHALF OF ITS SUB-FUND LGIM SOLUTIONS FUND EF BY : LEGAL & GENERAL INVESTMENT MANAGEMENT LIMITED, IN ITS CAPACITY AS THE INVESTMENT MANAGER LGIM SOLUTIONS FUND EF, A SUB-FUND OF LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) By: ___________________________________ Name: Stuart Hitchcock Title: Head of Portfolio Management, Private Credit [Signature Page to Common Terms Agreement] /s/ Stuart Hitchcock /s/ Stuart Hitchcock PURCHASERS: L&G REINSURANCE USA LIMITED By Legal & General Investment Management America, Inc., its Investment Manager By: ___________________________________ Name: Edward Wood Title: Head of Private Credit Investment, North America LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED By Legal & General Investment Management America, Inc., its Investment Manager By: ___________________________________ Name: Edward Wood Title: Head of Private Credit Investment, North America [Signature Page to Common Terms Agreement] /s/ Edward Wood /s/ Edward Wood

PURCHASERS:

AXA GLOBAL PRIVATE DEBT FUND ICAV-INFRA DEBT IG USD
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

FARMERS INSURANCE EXCHANGE
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

HOMESTEADERS LIFE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[*Signature Page to Common Terms Agreement*]

PURCHASERS:

MARTELLO RE LIMITED
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

METLIFE REINSURANCE COMPANY OF HAMILTON, LTD.
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

METROPOLITAN GENERAL INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

METROPOLITAN TOWER LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

[*Signature Page to Common Terms Agreement*]

PURCHASERS: METROPOLITAN LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory [Signature Page to Common Terms Agreement] /s/ Edward Teagan PURCHASERS: MODERN WOODMEN OF AMERICA By: ___________________________________ Name: Christopher M. Cramer Title: Director of Investments By: ___________________________________ Name: Jordan C. Turnbull Title: Jr. Portfolio Manager, Fixed Income [Signature Page to Common Terms Agreement] /s/ Christopher M. Cramer /s/ Jordan C. Turnbull

PURCHASERS: Coaction Global, Inc. on behalf of itself and its subsidiary New York Marine and General Insurance Company By: Neuberger Berman Investment Advisers LLC, as Investment Adviser By: Name: Philip Lee Title: Senior Vice President Trinity Universal Insurance Company By: Neuberger Berman Investment Advisers LLC, Investment Adviser By: Name: Philip Lee Title: Senior Vice President [Signature Page to Common Terms Agreement] /s/ Philip Lee /s/ Philip Lee PURCHASERS: NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: ___________________________________ Name: Title: Nicole A. Kincade Senior Director [Signature Page to Common Terms Agreement] /s/ Nicole A. Kincade

PURCHASERS: MINNESOTA LIFE INSURANCE COMPANY SECURIAN LIFE INSURANCE COMPANY By: Securian Asset Management, Inc. By: ___________________________________ Name: Kliton Duri Title: Vice President [Signature Page to Common Terms Agreement] /s/ Kliton Duri PURCHASERS: SYMETRA LIFE INSURANCE COMPANY By: Symetra Investment Management Company, acting as its agent By: ___________________________________ Name: Yvonne Guajardo Title: Senior Managing Director [Signature Page to Common Terms Agreement] /s/ Yvonne Guajardo

[Signature Page to Common Terms Agreement] PURCHASERS: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM Inc., as Investment Advisor By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUCO LIFE INSURANCE COMPANY By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY By: PGIM Inc., as Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President [Signature Page to Common Terms Agreement] PURCHASERS: LOTUS REINSURANCE COMPANY LTD. By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUDENTIAL INVESTMENT PORTFOLIOS 8 - PGIM SECURITIZED CREDIT FUND By: PGIM, Inc., as Subadviser By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PGIM FIXED INCOME CORE ASSET BASED FINANCE MASTER FUND II LP By: PGIM, Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President

PURCHASERS: PACIFIC LIFE INSURANCE COMPANY By: ___________________________________ Name: Jason Todd Title: Vice President PACIFIC LIFE & ANNUITY COMPANY By: ___________________________________ Name: Jason Todd Title: Vice President [Signature Page to Common Terms Agreement] /s/ Jason Todd /s/ Jason Todd BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Lender By: /s/ Annabella Rutigliano Name: Annabella Rutigliano Title: Executive Director By: /s/ Armen Semizian Name: Armen Semizian Title: Managing Director [Signature Page to Common Terms Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Lender By: /s/ Annabella Rutigliano Name: Annabella Rutigliano Title: Executive Director By: /s/ Armen Semizian Name: Armen Semizian Title: Managing Director [Signature Page to Common Terms Agreement] CITIBANK, N.A., as Lender By: Name: Title: V. Nocerino Vice President [Signature Page to Common Terms Agreement] /s/ V. Nocerino

Credit Agricole Corporate and Investment Bank, as Lender By: Name: Bruno Pezy Title: Managing Director By: Name: Guillaume Collet Title: Director [Signature Page to Common Terms Agreement] /s/ Bruno Pezy /s/ Guillaume Collet [Signature Page to Common Terms Agreement] DBS BANK LTD., as Lender By: /s/ Erny Ismail _ Name: Erny Ismail Title: Executive Director

[Signature Page to Common Terms Agreement] GOLDMAN SACHS BANK USA, as Lender By: /s/ Robert Ehudin _ Name: Robert Ehudin Title: Authorized Signatory [Signature Page to Common Terms Agreement] JPMORGAN CHASE BANK, N.A., as Lender By: /s/ Lucas Menendez _ Name: Lucas Menendez Title: Executive Director

I-1 SCHEDULE I Defined Terms As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Account Bank” shall mean a nationally recognized account bank that has at least a BBB rating (or its functional equivalent) by an Acceptable Rating Agency in consultation with (and reasonably acceptable to) the Required Financing Parties (it being agreed and understood that Citibank, N.A. is deemed to be acceptable to the Required Financing Parties), which such rating shall be determined as of the date that the Borrower establishes a securities account or deposit account with such Account Bank. “Acceptable Issuer” shall mean a bank or financial institution which has a rating for its long-term unsecured and non-credit-enhanced debt obligations of A- or higher by Standard & Poor’s or Fitch Ratings or A3 or higher by Moody’s or a comparable rating reasonably acceptable to the Required Financing Parties. “Acceptable Rating Agencies” shall mean (a) Moody’s, Fitch, S&P or DBRS, or (b) any other credit rating agency that is a nationally recognized statistical rating organization by the SEC and approved by the (i) in the case of any credit rating agency providing a Debt Rating for the Notes, the Required Holders or (ii) otherwise, the Required Financing Parties, so long as, in each case, any such credit rating agency described in clause (a) or (b) above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the National Association of Insurance Commissioners. “Acquisition” shall mean any acquisition by the Company of Infrastructure. “Additional Senior Debt Representative” shall have the meaning assigned to such term in the Intercreditor Agreement. “Additional Warranty Coverage” shall mean warranty coverage under the Extended Warranty Agreement. “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Advance Rate” shall mean, in respect of a Tranche, as of any date of determination, the lesser of (a) the product of (i) 95% and (ii) the Project Costs relating to such Tranche incurred prior to, concurrently with, or to be financed by the borrowing or note issuance relating to, such Delayed Draw Funding Date or Escrow Release Date, as applicable, and (b) the principal amount that would result in a failure to remain in compliance with the Sizing DSCR Requirement for the Delayed Draw Loans and the Notes relating to such Tranche, based on the Updated Financial Model. I-2 “Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agency Fee Letters” shall mean (a) that certain “Trust & Agency Fee Proposal – Project Opal”, dated as of April 15, 2026, by and between the Company and CSC Delaware Trust Company, (b) that certain “Schedule of Fees for Services as Account Bank”, dated as of April 15, 2026, by and between the Company and Citibank, N.A. and (c) that certain “Schedule of Fees for Services as Escrow Agent”, dated as of April 15, 2026, by and between the Company and Citibank, N.A. “Agents” shall mean the Administrative Agent, the Intercreditor Agent and/or the Collateral Agent. “Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Amortization Start Date” (a) as it relates to the Delayed Draw Loans, shall have the meaning assigned to such term in the Credit Agreement and (b) as it relates to the Notes, shall mean the first date set forth in the Note Amortization Schedule. “Annual Expense” shall mean annually recurring expenses of the Company relating to insurance premiums and property Taxes relating to, or arising in connection with, the Infrastructure. “Annual Expense Reserve Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Annual Expense Reserve Account” in writing by the Company to the Intercreditor Agent. “Annual Expense Reserve Requirement” shall mean, on the Closing Date and on any Monthly Payment Date to occur after the Closing Date, the Funded Annual Expense Reserve Amount shall be equal to, or greater than, the Minimum Annual Expense Reserve Amount applicable to such date. “Anticipated Cure Deadline” shall have the meaning assigned to such term in Section 7.2(a). “Anti-Corruption Laws” shall mean all laws, rules and regulations of any jurisdiction to which the Company is subject concerning or relating to the prevention or prohibition of bribery or corruption, including, without limitation, the FCPA, the U.K. Bribery Act 2010 and any Laws to which the Company is subject enacted to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. “Anti-Money Laundering Laws” shall mean all applicable laws, rules and regulations of any jurisdiction to which the Company is subject, relating to the prevention or prohibition of money laundering or terrorism financing, including, without limitation: (a) the Bank Secrecy Act, 31 U.S.C. sections 5311 et seq., as amended by the PATRIOT Act; Laundering of Monetary Instruments, 18 U.S.C. section 1956; Engaging in Monetary Transactions in Property Derived

I-3 from Specified Unlawful Activity, 18 U.S.C. section 1957; and the Financial Crimes Enforcement Network, Department of the Treasury Regulations, 31 C.F.R. Chapter X and (b) the U.K. Proceeds of Crime Act 2002, the Terrorism Act 2000, the Anti-Terrorism, Crime and Security Act 2001 and the Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017. “Applicable Data Hall” shall mean, with respect to any Credit Event, the data hall in the DC to which the capacity associated with such Credit Event relates, together with the dedicated and shared electrical, mechanical, controls and ancillary infrastructure required to serve such data hall. “Assumed Power Consumption” shall mean an average power consumption per Tranche of [***] on an all-times basis (i.e., 24 hours a day, every day). “Available Cash” shall mean, for any period, the sum (without duplication) of all amounts (other than Equity Proceeds, proceeds of Delayed Draw Loans, proceeds of Notes and Other Proceeds) that the Company actually receives in cash or Cash Equivalents during such period (a) from the Customer pursuant to the Customer Contract (excluding any Upfront Amount) and (b) as payments pursuant to Secured Hedge Agreements; provided that Cash Equivalents shall not be considered Available Cash unless (i) such Cash Equivalents are readily convertible to cash (as determined by the Borrower in good faith), or (ii) the maturity thereof occurs on or prior to the next scheduled Monthly Payment Date following the date of determination. “Bank” shall have the meaning set forth in the definition of “Cash Equivalents”. “Base Case Financial Model” shall have the meaning assigned to such term in Section 3.1(h). “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America. “Borrowing” shall mean a group of Delayed Draw Loans under the Delayed Draw Loan Facility and made on a single date to the Company. “Business Day” shall mean any day of the year, other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York, United States or in the state of New South Wales, Australia. “Business Interruption Insurances” shall mean insurances and reinsurances against loss of income or revenue resulting from business interruption of the Customer Contract. “Capital Expenditures” shall mean, as of any date of determination, the sum of the aggregate purchase price (including any applicable sales or other similar taxes) of all Infrastructure I-4 to be used to provide Services by the Company in connection with the Customer Contract and all other costs and expenses payable by the Company under the Dell Purchase Agreement. “Capital Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease; provided that any obligations of any Person either existing on the date hereof or created prior to any re-characterization described below (a) that were not included on the consolidated balance sheet of such Person as financing or capital lease obligations and (b) that are subsequently re-characterized as financing or capital lease obligations or indebtedness due to a change in accounting treatment or otherwise, shall for all purposes under this Agreement not be treated as financing or capital lease obligations, Capital Lease Obligations or Indebtedness. “Capitalized Leases” shall mean all leases that have been or are required to be, in accordance with GAAP, recorded as financings or capital leases (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on a balance sheet in accordance with GAAP; provided, further, that for purposes of calculations made pursuant to the terms of this Agreement or compliance with any covenant, GAAP will be deemed to treat leases in a manner consistent with its treatment under GAAP as of December 31, 2018, notwithstanding any modifications or interpretive changes thereto that may occur thereafter. “Cash Equivalents” shall mean: (a) direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with maturities not exceeding two years; (b) time deposit accounts, certificates of deposit and money market deposits maturing within one hundred and eighty (180) days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof, or any foreign country recognized by the United States of America, having capital, surplus and undivided profits in excess of $250,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated A- (or such similar equivalent rating or higher) by an Acceptable Rating Agency (each, a “Bank”); (c) repurchase obligations with a term of not more than one hundred and eighty (180) days for underlying securities of the types described in clause (a) above entered into with a Bank meeting the qualifications described in clause (b) above; (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 or A-1 (or its functional equivalent) (or higher) by an Acceptable Rating Agency; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by

I-5 any political subdivision or taxing authority thereof, and rated at least A (or its functional equivalent) by an Acceptable Rating Agency; (f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (g) below above; (g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAAmmf by Fitch, AAA by S&P or Aaa by Moody’s or (iii) have portfolio assets of at least $500,000,000; and (h) any other time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not more than 1/2 of 1% of the total assets of the Company on a consolidated basis as of the end of the Company’s most recently completed fiscal year, in each case issued by a Bank meeting the qualifications described in clause (b) above. “Cash Shortfall Event” shall mean, with respect to a Monthly Payment Date, the failure of the Company to pay all amounts required to be prepaid as of such Monthly Payment Date pursuant to Section 2.08(a) of the Credit Agreement or Section 8.1(a) of the Note Purchase Agreement. “Cash Trap Determination Date” shall have the meaning assigned thereto in the definition “Cash Trap Event”. “Cash Trap Event” shall mean the Debt Service Coverage Ratio is less than 1.10:1.00 as of any Determination Date (a “Cash Trap Determination Date”) which Cash Trap Event shall commence on such Cash Trap Determination Date and shall be continuing until the first subsequent Determination Date as of which the Debt Service Coverage Ratio is equal to or greater than 1.10:1.00. “Cash Trap Prepayment Event” shall mean a Cash Trap Event which is continuing for a period of six (6) consecutive months from the relevant Cash Trap Determination Date. “Cash Trap Reserve Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Cash Trap Reserve Account” in writing by the Company to the Intercreditor Agent. “Casualty Event” shall mean any event that causes all or a portion of any Infrastructure to be materially damaged, destroyed or rendered unfit for its intended use for any reason whatsoever. “Change in Control” shall be deemed to occur if, at any time: (a) the Pledgor or any successors shall cease to Control, or beneficially directly or indirectly own, 100% of the issued and outstanding Equity Interests of the Company; or (b) the Parent or any successors shall cease to Control, or beneficially directly or indirectly own, at least 50.1% of the issued and outstanding Equity Interests of the Pledgor or IEDH3. I-6 For purposes of this definition, “beneficial ownership” shall be as defined in Rules 13(d)- 3 and 13(d)-5 under the Exchange Act. For the avoidance of doubt, in no event shall a Change in Control be triggered by (i) any internal group reorganization, redomiciliation, top-hat restructure or insertion of one or more holding companies above Parent, so long as immediately after such transaction, the Parent or a direct or indirect holding company of the Parent continues to own and control directly or indirectly at least 50.1% of equity interest in the Pledgor or IEDH3 or (ii) any Person, or group of Persons acting in concert, obtaining direct or indirect Control of the Parent. “Closing Date” shall mean the first date on which each of the conditions precedent set forth in Section 3.1 are satisfied or waived in accordance with this Agreement. “Closing Payment and Fee Letters” shall mean (a) the Lead Arranger Fee Letter and (b) the Agency Fee Letter. “Cluster” shall have the meaning assigned to such term in the Customer Contract. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and all rules and regulations from time to time promulgated thereunder. “Collateral” shall mean all the “Collateral” as defined in any Security Document. “Collateral Accounts” shall mean (a) the Infrastructure Acquisition Account, (b) the Collection Account, (c) the Distribution Reserve Account, (d) the OpEx Reserve Account, (e) the Other Proceeds Account, (f) the Debt Service Reserve Account, (g) the Cash Trap Reserve Account, (h) the Annual Expense Reserve Account and (i) each General Account. “Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Collateral Agreement” shall mean that certain Collateral Agreement, dated as of the date hereof, by and among the Company and the Collateral Agent. “Collateral and Guarantee Requirement” shall mean the requirement that: (a) the Collateral Agent shall have received each Security Document required to be delivered on the Closing Date pursuant to Section 3.1(d)(iii) or from time to time pursuant to Section 5.10, subject to the limitations and exceptions of this Agreement or any Security Document, duly executed by the Company, Pledgor or the Parent, as applicable; (b) the Obligations shall have been secured pursuant to the Security Documents by a first-priority security interest, subject to Liens permitted by Section 6.2, in all the Equity Interests of the Company (and the Collateral Agent, to the extent such interests are certificated, shall have received certificates or other instruments representing all such Equity Interests (if any), together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank);

I-7 (c) all Pledged Debt owing to the Company that is evidenced by a promissory note with a principal amount in excess of $25,000,000 shall have been delivered to the Collateral Agent pursuant to the Collateral Agreement and the Collateral Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank. (d) the Obligations shall have been secured by a first-priority perfected security interest in substantially all now owned or at any time hereafter acquired tangible and intangible assets of the Company, including (A) all Infrastructure of the Company purchased with the proceeds of Delayed Draw Loans and the Notes, (B) the rights (including, for the avoidance of doubt, any rights to the receipt of payments thereunder) held by, and obligations owed by, the Company under the Customer Contract (it being acknowledged and agreed that in the event of any exercise of remedies with respect to the Customer Contract, the right of the Collateral Agent shall be subject to the terms and conditions set forth in the Customer Contract) and (C) all Collateral Accounts, deposit accounts and securities accounts held in the name of the Company, and Material Project Contracts, in each case, in accordance with the terms and conditions and subject to exceptions and limitations otherwise set forth in this Agreement and the Security Documents (to the extent appropriate in the applicable jurisdiction); and (e) except as otherwise contemplated by this Agreement or any Security Document, all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements, required by the Security Documents, applicable Law or reasonably requested by the Collateral Agent (at the request of the Intercreditor Agent, acting at the written direction of the Required Financing Parties) to be filed, delivered, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement”, shall have been filed, registered or recorded. Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Financing Document to the contrary: (i) (A) no actions other than the filing of a financing statement under the Uniform Commercial Code with respect to the Company shall be required to perfect security interests in any Collateral consisting of notes or other evidence of Indebtedness, except to the extent set forth in clause (c) to the first paragraph of this definition, (B) no actions other than the filing of Uniform Commercial Code financing statements and the entry into Control Agreements with respect to the Collateral Accounts and each other deposit account and securities account of the Company shall be required to perfect security interest in any Collateral consisting of proceeds of other Collateral and (C) except to the extent that perfection and priority may be achieved by the filing of a financing statement under the Uniform Commercial Code with respect to the Company, the Company shall not be required to perfect or provide priority with respect to any security interest on any assets or property except as required pursuant to the Collateral and Guarantee Requirement (it being understood that the Collateral and Guarantee Requirement requires the delivery of Control Agreements with respect to the Collateral Accounts and each other deposit account and securities account of the Company); I-8 (ii) the Collateral Agent (at the direction of the Intercreditor Agent, acting at the written direction of the Required Secured Parties) may grant extensions of time for the creation or perfection of security interests in, or taking other actions with respect to, particular assets (including extensions beyond the Closing Date) or any other compliance with the requirements of this definition where the Collateral Agent (at the direction of the Intercreditor Agent, acting at the written direction of the Required Secured Parties, reasonably determines, in consultation with the Company), that the creation or perfection of security interests or taking other actions, or any other compliance with the requirements of this definition cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents, and the Administrative Agent shall notify the other Lenders of any such extension so granted; (iii) the Obligations shall not be required to be secured by any lease, license or other agreement (excluding the Customer Contract) or any property subject to a Capitalized Lease, purchase money security interest or other agreement (excluding the Customer Contract) to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or Capitalized Lease or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Company, Pledgor or Parent) (in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or any other applicable law or principle of equity) other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; and (iv) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in this Agreement and the Security Documents. “Collection Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Collection Account” in writing by the Company to the Intercreditor Agent. “Collection Period” shall mean for the purposes of: (a) Section 9.2(a), with respect to each Monthly Payment Date, the calendar month during which such Monthly Payment Date occurs (subject to any earlier cut-off date agreed between the Company and the Intercreditor Agent to facilitate payment on such Monthly Payment Date); and (b) the Payment Date Report, the definition of Debt Service and calculation of the Debt Service Coverage Ratio, with respect to each Determination Date, the Financial Quarter ending on such Determination Date. “Colocation Agreement” shall mean the colocation agreement to be entered into on or prior to the Closing Date between the Company and the Data Centre Provider pursuant to which

I-9 the Data Centre Provider shall act as supplier of certain colocation space and infrastructure in the DC. “Colocation Direct Agreement” shall mean the direct agreement to be entered into by the Data Centre Provider, the Company and the Collateral Agent on or prior to the Closing Date. “Commitment Termination Date” shall mean the last day of the (a) “Delayed Draw Availability Period” under, and as defined in, the Credit Agreement and (b) the “Note Availability Period” under, and as defined in, the Note Purchase Agreement. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commodity Hedge Agreements” shall mean any Swap Agreement or other agreement or arrangement, providing for swaps, caps, collars, puts, calls, floors, futures, options, spots, forwards, energy, capacity and/or ancillary services purchase, tolling or sale agreements (including power purchase agreements), fuel purchase or sale agreements, emissions credit purchase or sales agreements, congestion revenue rights agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, commercial or trading agreements, heat rate call options, energy management agreements, and credit sleeves, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any energy, generation, transmission, congestion, capacity or fuel, or any other related commodity or service, price or price indices for any such commodities or services or any other similar derivative agreements, and any other similar agreements, in each case, whether settled financially or physically, and whether with respect to real time or day-ahead markets, in each case which is for the purpose of hedging power, energy, generation, capacity or fuel or commodity-related costs or exposure associated with the Company’s operations. “Common Terms Accession Agreement” shall mean an accession agreement substantially in the form of Exhibit D. “Company” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Company Party” shall mean the Parent, the Pledgor and the Company. “Compliance Certificate” shall mean a compliance certificate executed by a financial Responsible Officer of the Company in substantially the form of Exhibit E. “Contracted Cash Flow” shall mean, with respect to any period, with respect to any Tranche pursuant to the Customer Contract, the actual cash payments made to the Company by the Customer pursuant to the Customer Contract during such period (without adding to such number any financial credits, rebates, chargebacks, setoffs, discounts or similar items). “Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other written undertaking to which such Person is a party or by which it or any of its property is bound. I-10 “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto. “Control Agreement” shall mean, with respect to each Collateral Account and any other deposit account or securities account of the Company, one or more springing control agreements entered into by the Company, the Collateral Agent and the relevant Depositary Bank, which is sufficient to establish the Collateral Agent’s control pursuant to Section 9-104 of the UCC over such account and is, in each case, in form and substance reasonably satisfactory to the Administrative Agent. “Credit Agreement” shall mean the Credit Agreement, dated as of the date hereof, by and among the Company, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto. “Credit Event” shall mean (i) a Borrowing of a Delayed Draw Loan and/or (ii) an Escrow Release Date, as applicable. “Cure Equity” shall have the meaning assigned to such term in Section 7.2(a). “Cure Right” shall have the meaning assigned to such term in Section 7.2(a). “Customer” shall mean Microsoft Corporation. “Customer Contract” shall mean the Partner Statement of Work entered into by and between the Customer and the Company on or about November 2, 2025. “Customer Direct Agreement” shall mean a consent and agreement to be entered into between the Company, the Collateral Agent and the Customer on or prior to the Closing Date. “Data Centre Provider” shall mean IEDH3 in its capacity as data centre provider under the Colocation Agreement. “Data Protection Laws” shall mean, collectively, all applicable federal, state, provincial, local or foreign Laws, ordinances, regulations, rules, codes, orders, judgments or other legally binding requirements or rules of Law that relate to the collection, handling, possession, processing, sale, transmission or use of personal data or personal information to which the Company is subject. “DBRS” shall mean DBRS, Inc. (Morningstar DBRS). “DC” shall mean the data centre facility with address 620 FM 1033, Childress TX 79201 USA and encompassing the blocks known as “Horizon 1”, “Horizon 2”, “Horizon 3” and “Horizon 4” which is owned and operated by IEDH3. “DC Consultant” shall mean Affiliated Engineers, Inc. (AEI), Altman Solon, Ramboll (including as subcontractor of Altman Solon), DPR Construction, Turner & Townsend, Black & Veatch, Affiliated Engineers Inc., or another third-party data center consultant reasonably

I-11 acceptable to the Intercreditor Agent (acting at the written direction of the Required Financing Parties) and the Company. “DC Costs” shall mean, with respect to the DC, monthly recurring charges (being monthly rental costs), non-recurring charges and other costs and fees as expressly set forth in the Colocation Agreement. “Debt Rating” means the debt rating of the Notes as determined from time to time by any Acceptable Rating Agency then rating the Notes. “Debt Service” shall mean, with respect to a Collection Period, the sum of all (a) scheduled cash interest and scheduled principal payments, in each case, due and payable by the Company with respect to all outstanding Delayed Draw Loans and Notes in such Collection Period, and (b) ordinary course settlement amounts due and payable by the Company during such Collection Period net of ordinary course settlement amounts received by the Company during such Collection Period, in each case, pursuant to Secured Interest Rate Hedge Agreements. For the avoidance of doubt, Debt Service shall not include any principal or interest due and payable with respect to any voluntary or mandatory prepayments or redemptions pursuant to the Financing Documents or any termination or unwind payments pursuant to the Interest Rate Hedge Agreements. “Debt Service Coverage Ratio” shall mean, on any Determination Date, with respect to the related Collection Period, the ratio of (a) the result of (i) the aggregate amount of Contracted Cash Flows with respect to the Customer Contract actually received during the Collection Period then- ended, plus or minus, as applicable, (ii) if not otherwise paid as operating expense, net settlement amounts received or paid, as applicable, by the Company during such Collection Period pursuant to Secured Commodity Hedge Agreements, minus (iii) the amounts payable from the Collection Account pursuant to Section 9.2(a) and Section 9.2(b) during the then-ended Collection Period including on the relevant Determination Date (such amount under this clause (a) not to be less than zero) to (b) Debt Service payable in the then-ended Collection Period including on the relevant Determination Date. “Debt Service Reserve Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Debt Service Reserve Account” in writing by the Company to the Intercreditor Agent. “Debt Service Reserve L/C” shall mean each irrevocable standby letter of credit in favor of the Collateral Agent for the benefit of the Secured Parties issued by an Acceptable Issuer in form, scope and substance satisfactory to the Required Financing Parties. Any such letter of credit (a) must be drawable prior to its stated maturity in the event (i) the Company fails to meet the Debt Service Reserve Requirement in accordance with this Agreement, (ii) it is not renewed or replaced at least thirty (30) days prior to its stated maturity date, (iii) the issuer thereof ceases to be an Acceptable Issuer and a replacement letter of credit has not been obtained from an Acceptable Issuer within the earlier of (A) thirty (30) days after such downgrade and (B) five (5) Business Days prior to its stated maturity date or (iv) an Event of Default has occurred and is continuing, (b) must be non-recourse to the Company and (c) shall not otherwise constitute Indebtedness of the Company or be secured by a Lien on any of the property of the Company. I-12 “Debt Service Reserve Requirement” shall mean, on the First Funding Date (Facility) and on any Monthly Payment Date to occur after the First Funding Date (Facility), the Funded Debt Service Reserve Amount shall be equal to or greater than the Minimum Debt Service Reserve Amount applicable to such date. “Default” shall mean any event or condition that upon notice, lapse of time or both hereunder would constitute an Event of Default. “Delay Credits” shall have the meaning assigned to such term in the Customer Contract. “Delayed Draw Funding Date” shall mean one or more dates on which Delayed Draw Loans are made and the conditions precedent set forth in Section 3.3 are satisfied or waived by the Administrative Agent on such date in accordance with the terms thereof. “Delayed Draw Loan Commitment” shall mean, with respect to any Lender, the “Delayed Draw Loan Commitment” of such Lender, under, and as defined in, the Credit Agreement. “Delayed Draw Loan Facility” shall mean the Delayed Draw Loan Commitments and the Delayed Draw Loans. “Delayed Draw Loans” shall mean the term loans made by the Lenders to the Company from time to time pursuant to the Credit Agreement. “Delivery Date” shall have the meaning assigned to such term in the Customer Contract. “Delivery Deadline” shall have the meaning assigned to such term in Section 3.3(o)(i). “Delivery Delay Window” shall have the meaning assigned to such term in the Customer Contract. “Dell” shall mean Dell Marketing L.P. (USA). “Dell Purchase Agreement” shall mean Purchase Order ([***]) and that certain Statement of Work between the Company and Dell dated as of 28 January 2026, in each case, for the supply of the Infrastructure contemplated under the Customer Contract and entered into pursuant to that certain Purchase Agreement between the Company and Dell dated as of 2 November 2025, and governed by the terms and conditions of that agreement and the Non-Cancellable Non-Returnable and Supplemental Terms Agreement between the Company and Dell dated as of 2 November 2025. “Depositary Bank” shall mean Citibank, N.A., in its capacity as account bank as of the Closing Date, or any Acceptable Account Bank at which any Collateral Account is established in accordance with the terms of this Agreement. “Determination Date” shall mean (i) the last day of the first full Financial Quarter occurring immediately after the first Amortization Start Date and (ii) each Financial Quarter Date occurring thereafter.

I-13 “Discharge of Secured Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement. “Disposition” or “Dispose” shall mean the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not include any (a) issuance by the Company of any of its Equity Interests to the Pledgor or (b) sale, transfer, license, lease or other Disposition (including any sale and leaseback transaction) of any Unfunded Infrastructure; provided, further, that no withdrawals or transfers from General Accounts or dispositions of General Accounts shall constitute a Disposition hereunder. “Distribution Account” shall mean a securities or deposit account of the Company designated as the “Distribution Account” in writing by the Company to the Intercreditor Agent. “Distribution Conditions” shall mean, on any date on any Monthly Payment Date or on any other date on which an applicable Restricted Payment pursuant to Section 6.6 is made, compliance with the following conditions: (a) at the time of, and immediately after, such transfer, no Event of Default, Default or Cash Trap Event shall have occurred and be continuing; (b) the Annual Expense Reserve Requirement shall have been satisfied on such date; (c) the Debt Service Reserve Requirement shall have been satisfied on such date; (d) the OpEx Reserve Requirement shall have been satisfied on such date; (e) no (i) declared material default under any Material Project Contract or (ii) material breach under the Customer Contract or the Dell Purchase Agreement, in each case, which entitles, or with the passage of time could entitle, the Customer or Dell (as applicable) on the delivery of notice, to terminate the Customer Contract or the Dell Purchase Agreement (as applicable), in each case, shall have occurred and be continuing; and (f) (i) all GPU Servers (equal to, or greater than, the Minimum GPU Quantity) for Tranche 1, Tranche 2 and Tranche 3 have received final acceptance under, and in accordance with, the Customer Contract (or, if any such Tranche has been terminated by the Customer, the mandatory prepayment required pursuant to Section 2.09(b)(iv) of the Credit Agreement and the mandatory offer to redeem required pursuant to Section 8.6(a)(iii) of the Note Purchase Agreement, in each case, with respect to such Tranche has been made), and (ii) the DC Consultant (acting reasonably) has not identified any material risk of Tranche 4 not being accepted by the Customer in accordance with the Customer Contract (unless, to the extent Tranche 4 is terminated by the Customer, the mandatory prepayment required pursuant to Section 2.09(b)(iv) of the Credit Agreement and the mandatory offer to redeem required pursuant to Section 8.6(a)(iii) of the Note Purchase Agreement, in each case, with respect to such Tranche has been made); provided that, if there is a non-acceptance with respect to a Tranche, no distribution is permitted to be made until the Delayed Draw Loans and Notes outstanding relating to that Tranche have been repaid to the I-14 Lenders and offered to be redeemed to the Holders and any Remarketing Period with respect to such Tranche has ended. “Distribution Reserve Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Distribution Reserve Account” in writing by the Company to the Intercreditor Agent. “Early Delivery Date” shall have the meaning assigned to such term in the Customer Contract. “Environment” shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or sediment, natural resources such as flora and fauna. “Environmental Claim” shall mean any and all actions, suits, orders, demand letters, requests for information, claims, complaints, notices of non-compliance or violation, notices of liability or potential liability, liens, proceedings, consent orders or consent agreements, in each instance in writing, relating to any actual or alleged violation of Environmental Law or any Release or threatened Release of, or exposure of any Person to, Hazardous Material. “Environmental Law” shall mean, collectively, all federal, state, provincial, local or foreign laws, ordinances, regulations, rules, codes, orders, judgments or other legally binding requirements or rules of law that relate to the prevention, abatement or elimination of pollution, or the protection of the Environment, natural resources (including flora and fauna) or, to the extent relating to exposure to Hazardous Materials, human health that are applicable to the Company, including but not limited to the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., and the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq., each as amended, and their foreign, state, provincial or local counterparts or equivalents. “Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation, or other equivalents of or interests in (however designated) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest, any limited liability company membership interest, and any unlimited liability company membership interests. “Equity Proceeds” shall mean net cash proceeds received by the Company since the date hereof from (a) the issuance or sale of Equity Interests of the Company or any direct or indirect parent of the Company, (b) contributions to its common equity with the net cash and Cash Equivalent proceeds from the issuance and sale by the Parent or any of its Subsidiaries (or any direct or indirect parent of the Parent) of Equity Interests or a contribution to its common equity and/or (c) contributions to the Company from the proceeds of Indebtedness (other than the Obligations) incurred by any direct or indirect parent of the Pledgor. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.

I-15 “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” shall mean (a) a Reportable Event; (b) the failure to meet the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) the incurrence by the Company of any liability under Title IV of ERISA (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA); (e) the receipt by the Company from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan, or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (g) the incurrence by the Company of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Company of any notice, or the receipt by any Multiemployer Plan from the Company of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Plan. “Escrow Account” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Agent” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Agreement” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Funding Date” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Release” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Release Date” shall have the meaning assigned to such term in the Note Purchase Agreement. “Escrow Release Instruction” shall mean an instruction from the Collateral Agent to the Escrow Agent substantially in the form attached hereto as Exhibit G or such other form agreed I-16 between the Collateral Agent (in its capacity as a party to the escrow agreement and acting at the written instructions of the Required Holders) and the Escrow Agent. “Event of Default” shall have the meaning assigned to such term in Section 7.1. “Excepted Debt” shall mean: (a) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any Person providing property, casualty or liability insurance to the Company, pursuant to reimbursement or indemnification obligations to such Person; (b) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that (i) such Indebtedness (other than credit or purchase cards) is extinguished within five (5) Business Days of its incurrence and (ii) such Indebtedness in respect of credit or purchase cards is extinguished within sixty (60) days from its incurrence; (c) to the extent constituting Indebtedness (but not for borrowed money), indemnification obligations of the Company under any Material Project Contract; (d) contingent liabilities of the Company incurred in the ordinary course of business, to the extent otherwise constituting Indebtedness, including those relating to (i) the endorsement of negotiable instruments received in the normal course of its business and (ii) contingent liabilities incurred with respect to any Financing Document and any Material Project Contract; (e) Indebtedness in an aggregate principal amount at any time outstanding not to exceed $20,000,000; (f) Indebtedness of the Company pursuant to Swap Agreements permitted by Section 6.3; (g) any Pledged Debt; (h) Permitted Intercompany Indebtedness; and (i) solely until the First Funding Date (Facility), Indebtedness owed to the Parent in connection with the payment by the Parent, on the Company’s behalf, of certain Company’s transaction costs and expenses prior to the First Funding Date (Facility), which shall be repaid with proceeds of the Notes released and/or Loans disbursed, in each case, on the First Funding Date (Facility). “Excepted Investments” shall mean: (a) Investments resulting from pledges and deposits referred to in clause (b) of the definition of Excepted Liens;

I-17 (b) Investments (including debt obligations and Equity Interests) received upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (c) any Investment acquired by the Company (i) in exchange for any other Investment or accounts receivable held by the Company in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable, or (ii) as a result of a foreclosure by the Company with respect to any secured Investment or other transfer of title with respect to any secured Investment in default with respect to any contractual counterparty of the Company; (d) to the extent constituting an Investment, any guarantee of Indebtedness permitted to be incurred pursuant to Section 6.1; (e) any Investments in graphic processing unit servers and ancillary components and all related infrastructure (including networking infrastructure); (f) advances, loans or extensions of trade credit in the ordinary course of business by the Company; and (g) to the extent constituting an Investment, Permitted Intercompany Indebtedness. “Excepted Liens” shall mean: (a) Liens for Taxes (i) not yet delinquent, (ii) that remain payable without penalty or (iii) that are being contested in compliance with Section 5.3; (b) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Company; (c) Liens securing judgments that do not constitute an Event of Default under Section 7.1(j) or securing appeal or other surety bonds related to such judgments; (d) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company or (iii) relating to any Swap Agreement in accordance with the terms of such Swap Agreement and subject to the terms of the Intercreditor Agreement; (e) Liens arising solely by virtue of any statutory or common law provision relating to rights of set-off or similar rights (including Liens in favor of customs and bonding counterparties in connection with import); (f) Liens for landlord’s, materialmen’s, mechanics’, workers’, repairmen’s, or other like Liens, arising in the ordinary course of the Company’s business or in connection with the operation and maintenance of the Project, which (i) do not in the aggregate materially detract from I-18 the value of the property or assets to which they are attached or materially impair the construction or use thereof, and (ii) are either for amounts not yet due or for amounts being contested in good faith by appropriate proceedings; (g) Liens of the Company arising by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights arising in the ordinary course of business; (h) [Reserved]; (i) Liens incurred in connection with contracts (other than for the payment of Indebtedness) or leases to which such Person is a party or to secure public or statutory obligations of such Person incurred, in each case, in the ordinary course of business; (j) Liens arising under conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business; (k) grants of software, technology and other intellectual property licenses and sublicenses in the ordinary course of business; (l) (i) Liens of a collection bank on items in the course of collection, (ii) Liens attaching to brokerage accounts in the ordinary course of business, (iii) bankers’ Liens and other Liens in favor of banking institutions by law or contract encumbering deposits which are customary in the banking industry and (iv) Liens securing cash management obligations arising in the ordinary course of business; (m) Liens arising by law or contract on insurance policies and the proceeds thereof to secure premiums thereunder; (n) Liens (not securing Indebtedness for borrowed money) on assets owned by the Company and not otherwise permitted under Section 6.2 securing obligations incurred by the Company in an aggregate amount not to exceed $20,000,000 at any time; (o) Liens evidenced by the filing of Uniform Commercial Code statement relating to leases permitted under this Agreement, and other precautionary statements, filings, registrations or agreements; (p) any zoning, building, environmental and land use laws, regulations and ordinances or similar requirements of Law (including Environmental Law) that do not individually or in the aggregate materially detract from the ability of the Company to use the property affected by such restrictions for its intended use; and (q) without duplication of clause (n), extensions, renewals and replacements of any of the foregoing Liens to the extent and for so long as (i) the Indebtedness or other obligations secured thereby remain outstanding and (ii) such Liens do not attach to more or additional assets than prior to such extension, renewal or replacement, as applicable. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

I-19 “Excluded Delay” shall have the meaning assigned to such term in the Customer Contract. “Excluded Swap Obligations” shall have the meaning ascribed in the Intercreditor Agreement. “Extended Warranty Agreement” shall mean the Agreement for Extended Warranty Support Services, dated February 6, 2026, by and between the Company and Dell pursuant to which the Company has contracted to warranty coverage for the GPU Servers for years 4 and 5. “FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977, as amended. “Financial Covenant” shall have the meaning assigned to such term in Section 6.12. “Financial Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer, assistant treasurer, or controller of such Person. “Financial Quarter” shall mean any 3-month period ending on a Financial Quarter Date. “Financial Quarter Date” shall mean March 31, June 30, September 30 or December 31. “Financing Documents” shall have the meaning assigned to the term “Credit Documents” in the Intercreditor Agreement. “Financing Party” shall mean, collectively, each Holder and each Lender. “First Funding Date (Facility)” shall mean the first Credit Event. “First Funding Date (Tranche)” shall mean, with respect to any Tranche, the first Credit Event relating to such Tranche. “Fitch” shall mean Fitch Ratings, Inc. “Foreign Plan” shall mean each employee benefit plan (within the meaning of Section 3(3) of ERISA) or arrangement that is not subject to US law and is maintained or contributed to by the Company but excluding any employee benefit arrangement mandated by non-US law and maintained by a Governmental Authority. “Foreign Plan Event” shall mean with respect to any Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Plan required to be registered; (c) the failure of any Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan; or (d) the existence of unfunded liabilities of the Company in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority. I-20 “Funded Annual Expense Reserve Amount” shall mean the amount of Unrestricted Cash of the Company held in the Annual Expense Reserve Account. “Funded Debt Service Reserve Amount” shall mean, collectively, the sum of (a) the amount of Unrestricted Cash of the Company held in the Debt Service Reserve Account plus (b) the undrawn amount of any Debt Service Reserve L/C. “Funded OpEx Reserve Amount” shall mean, collectively, the sum of (a) the amount of Unrestricted Cash of the Company held in the OpEx Reserve Account plus (b) the undrawn amount of any OpEx Reserve L/C. “GAAP” shall have the meaning assigned to such term in Section 12.3. “General Accounts” shall mean any deposit accounts or securities accounts of the Company, other than the Collection Account, the Distribution Account and the Other Proceeds Account. “Governmental Approvals” shall have the meaning assigned to such term in Section 4.8(c). “Governmental Authority” shall mean any federal, state, provincial, local, or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body. “GPU” shall mean a graphics processing unit. “GPU Clusters” shall mean all Clusters necessary for the Company to provide Services with respect to the Customer Contract. “GPU Depreciated Amount” shall mean, as of any date of determination, the aggregate amount of depreciation applicable to Infrastructure calculated in good faith by the Company in accordance with Schedule 1.1(d) on a straight-line basis assuming a useful life of six (6) years. “GPU Servers” shall mean any GPU servers purchased by, or transferred to, the Company in connection with (and of the type required by) the Customer Contract and which are new (subject to permitted reallocation in connection with the Remarketing Right) prior to their purchase or transfer to the Company. “Guarantee” of or by any Person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, (iv) entered into for the purpose of assuring in any other manner the

I-21 holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (v) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness, or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such a Lien) of any other Person, whether or not such Indebtedness is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the date hereof or entered into in connection with any acquisition or disposition of assets permitted under this Agreement. “Hazardous Materials” shall mean all pollutants, contaminants, wastes and hazardous or toxic materials or substances, including explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials or polychlorinated biphenyls, in each case subject to regulation due to their dangerous or deleterious properties or characteristics pursuant to, or which give rise to liability under, any Environmental Law. “Holder” shall have the meaning assigned to such term in the Note Purchase Agreement. “IEDH3” shall mean IE US Development Holdings 3 Inc., a Delaware corporation. “Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than (i) trade liabilities and other liabilities incurred in the ordinary course of business maturing within ninety (90) days of the incurrence thereof and (ii) earnouts), (e) all Guarantees by such Person of Indebtedness of others, (f) all Capital Lease Obligations of such Person, (g) the principal component of all obligations, contingent or otherwise, of such Person (i) as an account party in respect of letters of credit and (ii) in respect of banker’s acceptances and (h) all payment obligations in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof. “Infrastructure” shall mean the GPU Servers and other related components, including networking infrastructure and other ancillary hardware, to be owned by the Company and deployment and support services related to the testing, installation and commissioning of such GPU Servers, in each case as required to perform obligations pursuant to the Customer Contract. “Infrastructure Acquisition Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Infrastructure Acquisition Account” in writing by the Company to the Intercreditor Agent. “Initial Financing Parties” shall mean, collectively, each Holder and each Lender, in each case, party hereto on the Closing Date. I-22 “Institutional Investor” shall have the meaning assigned to such term in the Note Purchase Agreement. “Insurance Consultant” shall mean Mandy McNeil International. “Intercreditor Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Intercreditor Agreement” shall mean the intercreditor agreement dated as at the date hereof, among the Company, the Pledgor, the Administrative Agent, the Collateral Agent, the Intercreditor Agent, each Secured Hedge Counterparty from time to time party thereto, each Holder from time to time party thereto, each Additional Senior Debt Representative from time to time party thereto and any other Person that becomes a Secured Party pursuant thereto. “Interest Rate Hedge Agreements” shall mean any Swap Agreement involving or settled by reference to one or more interest rates, each of which is for the purpose of hedging the interest rate exposure generally or under specific contingencies. “Investment” shall mean, for any Person, to (a) purchase or acquire any Equity Interests or the Indebtedness of another Person, (b) make any loans, advances or capital contribution to another Person (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Company) and (c) purchase or acquire (in one or a series of related transactions) all or substantially all of the property or business of another Person or assets constituting a business unit, line of business or division of such other Person. For purposes of covenant compliance, the amount of any Investment at any time shall be (i) the amount actually invested (measured at the time when made) minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment. For purposes of clarity, (x) Investments shall exclude any investments made with amounts on deposit in any General Account and (y) a Swap Agreement shall not be an Investment. “Laws” shall mean, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “Lead Arranger Fee Letter” shall mean that certain Fee Letter, dated as of February 4, 2026, by and among the Company, and Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., each in their capacity as a Lead Arranger. “Lender” shall have the meaning assigned to such term in the Intercreditor Agreement. “Level 4 Commissioning System Acceptance” shall mean the successful completion for an Applicable Data Hall, in all material respects, as certified by the DC Consultant, of the Level 4 Functional Performance Test; provided that Level 4 Commissioning System Acceptance shall not require completion of integrated systems testing, customer information technology validation, or

I-23 any performance demonstration that depends on installed GPU Servers or customer computational load. “Level 4 Functional Performance Test” shall have the meaning assigned to such term set forth in Exhibit F hereto. “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge, or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Limited Parent Guarantee (MSA)” shall mean that certain Limited Parent Guarantee (MSA) with respect to the Managed Services Agreement, dated as of the date hereof, by and among Parent and the Collateral Agent. “Limited Parent Guarantee (Remarketing Right)” shall mean that certain Limited Parent Guarantee (Remarketing Right) with respect to the Remarketing Right, dated as of the date hereof, by and among Parent and the Collateral Agent. “Limited Parent Guarantees” shall mean (a) the Limited Parent Guarantee (MSA) and (b) the Limited Parent Guarantee (Remarketing Right). “Loan Amortization Amount” shall have the meaning assigned to the term “Amortization Amount” in the Credit Agreement. “LTC Event” shall mean the occurrence, as of any Monthly Payment Date, of circumstances where the aggregate amount of the outstanding Delayed Draw Loans and Notes exceeds an amount (the “LTC Threshold Amount”) equal to the product of (a) 65% and (b) the positive difference (if any) of (i) the amount of Capital Expenditures for the Infrastructure less (ii) the GPU Depreciated Amount as of such Monthly Payment Date. “LTC Threshold Amount” shall have the meaning assigned to such term in the definition of “LTC Event”. “Make-Whole Amount” shall have the meaning assigned to such term in the Note Purchase Agreement. “Managed Services Agreement” shall mean that certain managed services agreement to be entered into on or prior to the Closing Date by and between the Company and the Manager. “Managed Services Direct Agreement” shall mean that certain consent and agreement to be entered into on or prior to the Closing Date by and among the Manager, the Company and the Collateral Agent in respect of the Managed Services Agreement. “Manager” shall mean IEDH3, in its capacity as manager for the Company pursuant to the Managed Services Agreement. I-24 “Manager Fees and Expenses” shall mean the fees and expenses payable by the Company to the Manager under the terms of the Managed Services Agreement. “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Adverse Effect” shall mean any event or circumstance arising in respect of the Company or, solely with respect to any event or circumstance affecting the Company that has had (a) a material adverse effect on the business, operations, properties, assets or financial condition of the Company, (b) a material adverse effect on the ability of the Company to fully and timely perform its payment obligations under the Financing Documents, or (c) a material impairment of the validity or enforceability of, the material rights, remedies or benefits available to the Lenders, the Holders, the Administrative Agent or the Collateral Agent under, any Financing Document; provided that solely for purposes of the foregoing clauses (a) and (b), (i) any delivery delays of the GPU Servers to the Company (whether or not they constitute Excluded Delays under the Customer Contract), (ii) any pre-acceptance termination of a Tranche of GPU Servers by the Customer under the Customer Contract, (iii) the occurrence or continuation of a Cash Trap Event, so long as Company is in compliance with Section 2.09(b)(v) of the Credit Agreement and Section 8.6(a)(iv) of the Note Purchase Agreement, (iv) the occurrence or continuation of an LTC Event, so long as Company is in compliance with Section 2.09(b)(vi) of the Credit Agreement and Section 8.6(a)(v) of the Note Purchase Agreement, and (v) the Projected Debt Service Coverage Ratio being below 1.20:1.00 following a Resizing Trigger Date, so long as Company is in compliance with Section 2.09(b)(vii) of the Credit Agreement and Section 8.6(a)(vi) of the Note Purchase Agreement, in each case, will not, and do not, constitute a “Material Adverse Effect” on the Company. “Material Indebtedness” shall mean, with respect to the Company or the Pledgor, any Indebtedness (excluding Senior Secured Debt, any Indebtedness under a Material Project Contract, and, for avoidance of doubt, undrawn letters of credit and performance bonds) of the Company or the Pledgor, as applicable, in an aggregate principal amount exceeding $20,000,000. “Material Intellectual Property” shall mean any intellectual property of the Company that is material to the operation of the Company after giving effect to any designation, transfer or exclusive license. “Material Project Contracts” shall mean (a) the Customer Contract, (b) the Managed Services Agreement, (c) the Colocation Agreement, (d) the Dell Purchase Agreement, (e) the Extended Warranty Agreement and (f) any other agreement designated as a “Material Project Contract” by the Company and the Intercreditor Agent. “Maturity Date” shall have the meaning assigned to such term in the Note Purchase Agreement and to the term “Term Maturity Date” in the Credit Agreement, as applicable. “Minimum Annual Expense Reserve Amount” shall mean, as of any Monthly Payment Date, an aggregate amount equal to the sum of all of the following calculations made with respect to each Annual Expense that shall be due and payable on or before the date that is seven (7) months following such Monthly Payment Date: (a) the amount of such Annual Expense, divided by (b) seven (7), multiplied by, (c) the number of months that have elapsed since the date that was seven (7) months prior to the due date of such Annual Expense.

I-25 “Minimum Debt Service Reserve Amount” shall mean (a) as of any Determination Date, from the First Funding Date (Facility) until the Ramp Up End Date, an amount equal to 5% of the aggregate amount of the outstanding Delayed Draw Loans and Notes as of such Determination Date calculated on a Tranche-by-Tranche basis and (b) as of any Determination Date from and after the Ramp Up End Date, an amount equal to the higher of $100,000,000 and 5% of the aggregate amount of the outstanding Delayed Draw Loans and Notes as of such Determination Date. “Minimum GPU Quantity” shall have the meaning assigned to such term in the Customer Contract. “Minimum OpEx Reserve Amount” shall mean, as of any Monthly Payment Date and with respect to each Tranche for which the First Funding Date (Tranche) has occurred only, an aggregate amount equal to (without double counting) (a) the amount of Operating Expenses (other than (i) Annual Expenses, (ii) the costs of Additional Warranty Coverage (provided, that the costs of any warranty coverage for years 4 and 5 for the GPU Servers shall be excluded if they are not due and payable within six (6) months of the relevant Monthly Payment Date, with a ratable portion of the costs of any such warranty coverage included commencing on the date that is six (6) months prior to its due date) and (iii) excluding an amount equivalent to three (3) months of DC Costs to the extent not waived and applied to offset Operating Expenses in accordance with Section 9.6(c)) projected to be payable in any consecutive three (3) month period, calculated based on the highest Operating Expenses for three (3) consecutive months, in the remaining period until the Maturity Date (taking into account the level of Operating Expenses both prior to and following the Ramp Up End Date), and (b) with respect to any Annual Expense, commencing on the date that is six (6) months prior to the due date of such Annual Expense, an amount equal to 1/6th of the amount of such Annual Expense, in each case, sized on a Tranche by Tranche basis. “Model Adjustment Criteria” shall mean adjustments to the Base Case Financial Model to reflect, or otherwise account for: (a) in respect of SOFR Loans (as defined in the Credit Agreement), (i) the actual strike rate for the interest amounts with respect to such SOFR Loans that will be hedged as per the applicable Secured Interest Rate Hedge Agreement(s) and (ii) if applicable, the prevailing Term SOFR (as defined in the Credit Agreement) for the relevant tenor as of such date of determination for all other unhedged interest amounts based on the then-current Term SOFR for such tenor; (b) (ii) with respect to Assumed Power Consumption, (A) the strike price for such Assumed Power Consumption as set forth in the final confirmation per the applicable Secured Commodity Hedge Agreement(s), (B) either (x) the then-current ERCOT West Load Zone forward prices for the outstanding periods, or (y) the then-current forward prices for outstanding periods of the relevant pricing index referenced in the electricity sales and purchase agreement of IEDH3 as in effect as of any date of determination and (C) the then-current ERCOT West Hub forward prices referenced in the Secured Commodity Hedge Agreements; and (c) any increase or reduction in Contracted Cash Flow with respect to a Tranche (without double counting) (i) as a result of any Delay Credits with respect to such Tranche that have actually accrued to the Customer as of such date of determination, (ii) on a First Funding I-26 Date (Tranche), resulting from an assumption that no Contracted Cash Flow will result from any Tranche GPU Funding Date Shortfall for such Tranche, (iii) on the T4 Acceptance Date, resulting from an assumption that (A) no Contracted Cash Flow will result from any Tranche GPU Funding Date Shortfall for all Tranches that remain outstanding (but as adjusted to reflect any deliveries of additional GPU Servers by the Company to the Customer prior to such determination date) and (B) the Company will accrue Delay Credits in accordance with the Customer Contract for the full amount of such remaining Tranche GPU Funding Date Shortfall for all Tranches (other than where such Delay Credits have already been previously accounted for pursuant to paragraph (i) above), and (iv) on a First Funding Date (Tranche), as a result of the Customer accepting additional GPU Servers with respect to the prior Tranche such that any Tranche GPU Funding Date Shortfall with respect to that prior Tranche is reduced, in which case the assumed reduction in Contracted Cash Flow that initially applied to such Tranche will be adjusted upwards. “Monthly Payment Date” shall mean the last Business Day in each calendar month and the Maturity Date (or, with respect to the Maturity Date, if it is not a Business Day, the preceding Business Day). “Moody’s” shall mean Moody’s Investors Service, Inc. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or ERISA Affiliate makes or is obligated to make contributions, or during the five preceding calendar years, has made or been obligated to make contributions. “Net Proceeds” shall mean: (a) with respect to any Disposition by the Company, 100% of the cash proceeds actually received by the Company (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable) in connection with such Disposition minus (i) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than pursuant hereto) or (B) any other required payments of other obligations relating to the Disposition with the proceeds thereof, (ii) the reasonable or customary out-of-pocket fees and expenses incurred by the Company (including attorneys’ fees, accountants’ fees, investment banking fees, real property related fees, sales commissions, transfer taxes and charges and brokerage and consultant fees), (iii) all Taxes required to be paid or accrued or reasonably estimated to be required to be paid or accrued by any Parent Company, the Company’s direct or indirect equity owners or the Company as a result thereof, in each case to the extent attributable to the Company, and (iv) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities related to any of the applicable assets or retained by the Company, including liabilities related to environmental matters or against any indemnification obligations; and (b) with respect to any Casualty Event, 100% of the cash proceeds actually received by the Company in connection therewith (including casualty insurance settlements and condemnation awards, but only as and when received) minus (i) the reasonable or customary out-of-pocket fees and expenses incurred by the Company (including attorneys’ fees, accountants’ fees, investment banking fees, real property related fees, sales commissions, transfer taxes and charges and

I-27 brokerage and consultant fees) in connection therewith and (ii) all Taxes required to be paid or accrued or reasonably estimated to be required to be paid or accrued by any Parent Company, the Company’s direct or indirect equity owners, the Company or any of its Affiliates as a result thereof, in each case, to the extent attributable to the Company, but excluding: (c) any proceeds of insurance maintained in excess of the requirements set out in Section 5.2 and Schedule 5.2; (d) any property insurance settlements required to be applied in the replacement, rectification, reinstatement and/or repair (which may occur at the original site or an alternative site and may include functionally equivalent or upgraded assets) in connection with such Casualty Event under the terms of the relevant insurances; (e) proceeds from Business Interruption Insurance to the extent used (or intended to be used) by the Company to fund Operating Expenses, fund Debt Service or otherwise as deposited in the Collection Account; and (f) amounts applied toward deductibles or self-insured retentions borne by the Company. “Note Amortization Schedule” shall have the meaning assigned to the term “Amortization Schedule” in the Note Purchase Agreement. “Note Commitment” shall mean, with respect to any Holder, the “Note Commitment” of such Holder, under, and as defined in, the Note Purchase Agreement. “Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of the date hereof, by and among the Company and the Holders. “Notes” shall have the meaning assigned to such term in the Note Purchase Agreement. “Notice of Release” shall have the meaning assigned to such term in the Note Purchase Agreement. “Obligations” shall mean, with respect to the Company, all amounts owing to any Financing Parties, Agents, Note Agent and Depositary Bank pursuant to the terms of this Agreement or any other Financing Document or Erroneous Payment Subrogation Rights (as defined in the Credit Agreement), or to any Secured Hedge Counterparty pursuant to the terms of any Secured Hedge Agreement, or pursuant to the terms of any Guarantee in respect of the foregoing, together with the due and punctual performance of all other obligations of the Company under or pursuant to the terms of this Agreement or the other Financing Documents or any Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against the Company or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person I-28 as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, in each case other than any Excluded Swap Obligations. “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Operating Expenses” shall mean all operating costs and expenses of the Company and any maintenance capital expenditures with respect to the Infrastructure (which, for the avoidance of doubt, excludes Capital Expenditure). “OpEx Reserve Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “OpEx Reserve Account” in writing by the Company to the Intercreditor Agent. “OpEx Reserve L/C” shall mean each irrevocable standby letter of credit in favor of the Collateral Agent for the benefit of the Secured Parties issued by an Acceptable Issuer in form, scope and substance satisfactory to the Required Financing Parties. Any such letter of credit (a) must be drawable prior to its stated maturity in the event (i) the Company fails to meet the OpEx Reserve Requirement in accordance with this Agreement, (ii) it is not renewed or replaced at least thirty (30) days prior to its stated maturity date, (iii) the issuer thereof ceases to be an Acceptable Issuer and a replacement letter of credit has not been obtained from an Acceptable Issuer within the earlier of (A) thirty (30) days after such downgrade and (B) five (5) Business Days prior to its stated maturity date or (iv) an Event of Default has occurred and is continuing, (b) must be non- recourse to the Company and (c) shall not otherwise constitute Indebtedness of the Company or be secured by a Lien on any of the property of the Company. “OpEx Reserve Requirement” shall mean, on the Closing Date and on any Monthly Payment Date to occur after the Closing Date, the Funded OpEx Reserve Amount shall be equal to, or greater than, the aggregate Minimum OpEx Reserve Amount for all Tranches for which the First Funding Date (Tranche) has occurred applicable to such date. “Other Proceeds” shall mean (a) all Net Proceeds from any Disposition by the Company of any Collateral and (b) all Net Proceeds from any Casualty Event; provided that “Other Proceeds” shall not include any Equity Proceeds and proceeds received by the Company under Business Interruption Insurances. “Other Proceeds Account” shall mean a securities or deposit account of the Company established with the Depositary Bank and designated as the “Other Proceeds Account” in writing by the Company to the Intercreditor Agent. “Parent” shall mean IREN Limited, a company incorporated under the laws of Australia. “Parent Company” shall mean, as the context may require, the Parent, the Pledgor and any other Person that is a direct or indirect parent company (which may be organized, among other things, as a partnership), including any managing member, of the Company. “Parent Equity Amount” shall mean, for each Tranche, the amount (in cash) equal to (a) the Capital Expenditures for such Tranche as contemplated by the Updated Financial Model minus

I-29 (b) the Upfront Amount for such Tranche (if such Upfront Amount has been paid by the Customer) minus (c) the portion of the Delayed Draw Loan Facility and the Notes allocated to such Tranche (based on the Updated Financial Model). “PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, Title III of Public Law 107- 56 (signed into law on October 26, 2001). “Payment Date Report” shall have the meaning assigned to such term in Section 5.4(g). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership (general or limited), limited liability company (or series or division thereof), individual or family trusts, or government or any agency or political subdivision thereof. “Permitted Commodity Hedge Agreement” shall mean (i) any Commodity Hedge Agreement that is entered into with a Permitted Hedge Counterparty, or (ii) any other Commodity Hedge Agreement that is approved in writing by the Required Financing Parties. “Permitted Hedge Counterparty” shall mean: (a) with respect to an Interest Rate Hedge Agreement, any Person that, as of the Closing Date (with respect to an Interest Rate Hedge Agreement that is in effect on the Closing Date) or at the time it enters into an Interest Rate Hedge Agreement, is a Lender or an Agent or an Affiliate of a Lender or an Agent, in its capacity as a party to such Interest Rate Hedge Agreement, in each case, solely to the extent such Person (or any Person guaranteeing such Person’s obligations under such Interest Rate Hedge Agreement) has at least an A- or A3 (or their functional equivalent) rating by at least two Acceptable Rating Agencies (with a stable or positive outlook if such rating is A- or A3) as of the date of such agreement; and (b) with respect to any Commodity Hedge Agreement, any Person that: (i) as of the Closing Date (with respect to a Commodity Hedge Agreement that is in effect as of the Closing Date) or at the time it enters into a Commodity Hedge Agreement, is a Lender or an Agent or an Affiliate of a Lender or an Agent, in its capacity as a party to such Commodity Hedge Agreement; (ii)(A)(1) is a commercial bank, investment bank, insurance company, investment fund or similar financial institution or an Affiliate thereof that is engaged in the business of entering into Commodity Hedge Agreements, (2) is a public utility or a load serving entity, or (3) is in the business of selling, marketing, purchasing, trading or distributing electric energy or transporting, selling, marketing, trading or storing fuel and (B) (x) in respect of any Person of the type described in clause (b)(ii)(A)(2) or (3) above, such Person (or any Person guaranteeing such Person’s obligation under such Commodity Hedge Agreement) has at least a BBB or Baa2 (or their functional equivalent) rating from at least two Acceptable Rating Agencies (with a stable or positive outlook if such rating is BBB or Baa2) as of the date of such agreement, or (y) in respect of any Person of the type described in clause (b)(i) or (b)(ii)(A)(1) above, such Person (or any Person guaranteeing such Person’s obligations under such Commodity Hedge Agreement) has a I-30 rating of at least A- or A3 (or their functional equivalent) by at least two Acceptable Rating Agencies (with a stable or positive outlook if such rating is A- or A3) as of the date of such agreement; or (iii) is otherwise reasonably acceptable to the Required Secured Parties. For purposes of this definition, J. Aron & Company LLC shall be deemed to be an Affiliate of Goldman Sachs Bank USA. “Permitted Intercompany Indebtedness” shall mean any Indebtedness owing to any Affiliate of the Borrower that is subordinated in right of payment to the Obligations hereunder on terms and conditions substantially in the form of Exhibit H hereto or otherwise reasonably satisfactory to the Intercreditor Agent. “Plan” shall mean any employee pension benefit plan as defined in Section 3(3) of ERISA, but excluding any Multiemployer Plan, in respect of which the Company or, with respect to any such plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, any ERISA Affiliate, is (or if such plan were terminated would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Pledged Collateral”, with respect to particular Collateral, shall have the meaning assigned to such term in the Collateral Agreement applicable to such Collateral and the meaning assigned to “Collateral” in the Share Pledge Agreement. “Pledged Debt” shall have the meaning assigned to such term in the Share Pledge Agreement. “Pledgor” shall mean IE US Hardware 3 Holdings LLC, a Delaware limited liability company. “primary obligor” shall have the meaning set forth in the definition of the term “Guarantee.” “Prior Liens” shall mean Liens permitted pursuant to Section 6.2 other than Liens permitted pursuant to clause (c) of the definition of “Excepted Liens”. “Private Rating Letter” means a letter issued by an Acceptable Rating Agency in connection with any private Debt Rating for the applicable series of Notes, which (a) sets forth the Debt Rating for such series of Notes, (b) refers to the Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services in respect of such series of Notes, (c) addresses the likelihood of payment of both principal and interest on such series of Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on such series of Notes or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of such series of Notes as may be required from time to time by the SVO or any other governmental authority having jurisdiction over any holder of such series of Notes and (e) shall not be subject to confidentiality provisions or other restrictions which would

I-31 prevent or limit the letter from being shared with the SVO or any other governmental authority having jurisdiction over any holder of such series of Notes. “Private Rating Rationale Report” means, with respect to any Private Rating Letter, a report issued by the applicable Acceptable Rating Agency in connection with such Private Rating Letter setting forth an analytical review of the applicable series of Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned private Debt Rating for such series of Notes, in each case, on the letterhead of the Acceptable Rating Agency or posted on its controlled website and generally consistent with the work product that a rating agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other governmental authority having jurisdiction over any holder of such series of Notes from time to time. “Project” shall mean the Services to be provided by the Company pursuant to the Customer Contract. “Project Cost” shall have the meaning assigned to such term in Section 4.11. “Projected Debt Service Coverage Ratio” shall mean, for each Monthly Payment Date from the date upon which Company receives the first Service Fee payment from the Customer relating to each Tranche until the Maturity Date, the ratio of (a) the result of (i) the amount of Contracted Cash Flow projected to be paid by the Customer (based on the number of GPU Servers actually delivered for each Tranche, as applicable) during the month ending as of such Monthly Payment Date, plus or minus, as applicable (ii) to the extent not projected to be paid as an operating expense, the net settlement amounts projected to be received or paid, as applicable, by the Company in respect of such month ending as of such Monthly Payment Date pursuant to Secured Commodity Hedge Agreements (based on the actual strike rate for hedged power consumption as per the applicable Secured Commodity Hedge Agreement), minus (iii) the aggregate amounts projected to be payable from the Collection Account pursuant to Section 9.2(a) and Section 9.2(b) for each of the Tranches on such Monthly Payment Date (such amount under this clause (a) not to be less than zero) to (b) the Debt Service with respect to the Delayed Draw Loans and the Notes projected to be payable on such Monthly Payment Date (based on, without double counting, the actual strike rate for hedged interest amounts as per the applicable Secured Interest Rate Hedge Agreement and, with respect to the Delayed Draw Loans only, (if applicable) the prevailing interest rate as of such date of determination for all other unhedged interest amounts). “Purchaser” shall have the meaning assigned to such term in the Note Purchase Agreement. “Projections” shall mean any projections and any forward-looking statements (including statements with respect to booked business) of the Company furnished to the Lenders or the Administrative Agent by or on behalf of the Company prior to the Closing Date. “Ramp Up End Date” shall mean the earlier of (i) the Commitment Termination Date and (ii) the date upon which all Tranches have either been accepted or terminated by the Customer and I-32 any prepayments or offers to redeem, as applicable, required pursuant to Section 2.09(b)(iv) of the Credit Agreement or Section 8.6(a)(iii) of the Note Purchase Agreement have been made. “Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into or through the Environment. “Remarketing Period” shall mean the earlier of (a) 60 days following any Tranche Termination Date; provided, that the time period under this clause (a) may be extended (i) for an additional 60 days to 120 days following such Tranche Termination Date if the Company uses the proceeds of additional voluntary equity contributions (in excess of the Parent Equity Amount) to repay the Upfront Amount related to such Tranche, or (ii) (without limiting sub-paragraph (i)) on a day for day basis (up to a maximum of 120 days following such Tranche Termination Date) for any irrevocable extension given to the Company by the Customer under the Customer Contract to repay the Upfront Amount and (b) with respect to a prior Tranche that has been accepted by the Customer, the occurrence of any Event of Default with respect to such Tranche that is continuing on, or that occurs after, such Tranche Termination Date and where the Collateral Agent has commenced enforcement steps over the Collateral; provided, that, any failure to satisfy the following from and after the date falling five (5) Business Days after the Tranche Termination Date shall cause the termination of the Remarketing Period: (i) the Funded Debt Service Reserve Amount shall be equal to, or greater than, the Minimum Debt Service Reserve Amount with respect to accepted Tranches (if any), (ii) the Funded OpEx Reserve Amount shall be equal to, or greater than, the Minimum OpEx Reserve Amount with respect to accepted Tranches (if any), (iii) the Funded Annual Expense Reserve Amount shall be equal to, or greater than, the Minimum Annual Expense Reserve Amount with respect to accepted Tranches (if any) and (iv) with respect to the terminated Tranche, the Company has sufficient cash on deposit to pay interest and fees in respect of the Delayed Draw Loans and Notes applicable to such terminated Tranche, in each case, during the projected Remarketing Period. “Remarketing Right” shall mean, following valid termination of any Tranche under the Customer Contract (or a portion thereof) by the Customer as a result of non-acceptance of a Tranche by the Customer (a “Tranche Termination Date”) and where, as a result of such termination, the Company is required to refund any Upfront Amount previously paid by the Customer in respect of such Tranche or where the Customer is entitled to off-set the Upfront

I-33 Amount against future payment obligations under the Customer Contract, the Company shall within the Remarketing Period either: (a) dispose of all such Infrastructure to either (i) the Parent (or affiliate thereof) for the full purchase price of such Infrastructure, or (ii) a third party on arm’s-length terms, whereby in each case, and within the Remarketing Period, all proceeds of such disposition shall be applied as a mandatory prepayment pursuant to Section 2.09(b)(iv) of the Credit Agreement and to make a mandatory redemption offer pursuant to Section 8.6(a)(iii) of the Note Purchase Agreement and not applied to the Upfront Amount of the Customer unless and until all Delayed Draw Loans fully drawn and Notes fully released from escrow (and any accrued interest thereon) and used by the Company to fund the acquisition of the GPU Servers related to such Tranche shall have been repaid in full; provided, that, for the avoidance of doubt, any proceeds received from the disposal of the Infrastructure under this clause (a) (along with any trapped cash in the Distribution Reserve Account, if elected by the Company) must be applied within the Remarketing Period, and shall be applied (A) first, to the Delayed Draw Loans and Notes, in each case, of such Tranche and any termination or unwind amounts due and payable to Secured Hedge Counterparties under Secured Interest Rate Hedge Agreements pursuant to the Credit Agreement, (B) second, to any Upfront Amount with respect to the relevant Tranche (unless such amount has been repaid by the Company using proceeds of additional voluntary equity contributions by the Parent in excess of the Parent Equity Amount) and (iii) third, for distribution to the Parent pursuant to Section 6.6(c); (b) re-allocate the relevant Infrastructure to one or more future Tranches under the Customer Contract, subject to receipt by the Intercreditor Agent of a certificate by the DC Consultant certifying as to the permissibility of the Infrastructure reallocation under the Customer Contract and that completion and acceptance of such Tranche can be completed in accordance with the required specifications and time requirements under the Customer Contract for the relevant Tranche; or (c) remarket and redeploy the relevant Infrastructure pursuant to a customer contract that satisfies the criteria, and otherwise subject to satisfaction or waiver of the conditions, set forth on Schedule 1.1(a), or as otherwise approved by the Intercreditor Agent (acting on the written instructions of the Required Financing Parties). The Remarketing Right shall commence automatically on the Tranche Termination Date and shall continue through the end of the Remarketing Period. “Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the thirty (30) day notice period has been waived, with respect to a Plan. “Required Financing Parties” shall have the meaning assigned thereto in the Intercreditor Agreement. “Required Holders” shall mean (a) at any time on or after the date hereof and until the Closing Date, the holders of more than fifty percent (50%) of total undrawn and uncancelled Note Commitments and (b) at any time on or after the Closing Date, the holders of more than fifty percent (50%) in principal amount of the Notes at the time outstanding and the undrawn and I-34 uncancelled Note Commitments (exclusive of Notes then owned by the Company or any of its Affiliates); provided that, in the case of any proposed amendment or waiver that only affects one or more (but not all) class(es), tranche(s) or facility(ies), “Required Holders” shall mean, at any time the consent of Holders of Notes and uncancelled and undrawn Note Commitments that, taken together, represent more than fifty percent (50%) of the sum of all Notes and undrawn and uncancelled Note Commitments of such affected class(es), tranche(s) or facility(ies). “Required Lenders” shall mean, at any time, the consent of Lenders having Delayed Draw Loans and undrawn and uncancelled Delayed Draw Loan Commitments that, taken together, represent more than 50% of the sum of all Delayed Draw Loans and undrawn and uncancelled Delayed Draw Loan Commitments of the Lenders at such time; provided that, in the case of any proposed amendment or waiver that only affects one or more (but not all) class(es), tranche(s) or facility(ies), “Required Lenders” shall mean, at any time the consent of Lenders having Delayed Draw Loans and undrawn and uncancelled Delayed Draw Loan Commitments that, taken together, represent more than 50% of the sum of all Delayed Draw Loans and undrawn and uncancelled Delayed Draw Loan Commitments of such affected class(es), tranche(s) or facility(ies). “Required Secured Parties” shall have the meaning assigned thereto in the Intercreditor Agreement. “Resizing Trigger Date” shall mean each of the T3 Acceptance Date and the T4 Acceptance Date. “Resizing Trigger Financial Model” shall have the meaning assigned to such term in Section 5.25. “Responsible Officer” of any Person shall mean any chief executive officer, Financial Officer, chief legal officer, director, general partner, managing member or sole member of such Person. “Restricted Payment” shall have the meaning assigned to such term in Section 6.6. “S&P” shall mean Standard & Poor’s Ratings Services, Inc., a division of The McGraw- Hill Companies, Inc. “Sanctioned Country” shall mean (a) a country or territory that is the subject or target of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine) and (b) the non-governmental controlled portions of the Zaporizhzhia and Kherson regions of Ukraine. “Sanctioned Person” shall mean (a) any Person listed in any list of designated Persons maintained by the U.S. government (including OFAC and the U.S. Department of State), the United Nations Security Council, the European Union, any European Union Member State or the United Kingdom; (b) any Person domiciled, organized or resident in a Sanctioned Country; (c) the government of a Sanctioned Country or any government that is otherwise the target of Sanctions (as of the date hereof, the Government of Venezuela); or (d) any Person 50% or more owned or

I-35 (where relevant under applicable Sanctions) controlled by, directly or indirectly, any of the foregoing Person or Persons referred to in clauses (a), (b) or (c) of this definition. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time (a) by the U.S. government, including, without limitation, those administered by OFAC or by the U.S. Department of State or (b) by the United Nations Security Council, Australia, the European Union, any European Union Member State or the United Kingdom. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Secured Commodity Hedge Agreement” shall mean any Permitted Commodity Hedge Agreement which (a) is entered into (including by way of amendment, assignment, transfer, novation or conversion of an existing Swap Agreement) by and between the Company and a Secured Hedge Counterparty and (b) requires the obligations of the Company under such Permitted Commodity Hedge Agreement to be secured by a Lien on the Collateral under the Security Documents (or for which the failure to be secured by a lien on the Collateral would be a breach of, or an event of default or termination event under such Permitted Commodity Hedge Agreement). “Secured Hedge Agreement” shall mean, as applicable, any Secured Interest Rate Hedge Agreement or Secured Commodity Hedge Agreement. “Secured Hedge Counterparty” shall mean any Permitted Hedge Counterparty to an Interest Rate Hedge Agreement or a Commodity Hedge Agreement that is (or becomes, pursuant to the terms thereof) a party to the Intercreditor Agreement as a Secured Party. “Secured Interest Rate Hedge Agreement” shall mean any Interest Rate Hedge Agreement which (a) is entered into (including by way of amendment, assignment, transfer, novation or conversion of an existing Swap Agreement) by and between the Company and a Secured Hedge Counterparty and (b) requires that the obligations of the Company under such Interest Rate Hedge Agreement be secured by a Lien on the Collateral under the Security Documents (or for which the failure to be secured by a lien on the Collateral would be a breach of, or an event of default or termination event under such Interest Rate Hedge Agreement). “Secured Parties” shall have the meaning ascribed to such term in the Intercreditor Agreement. “Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended. “Security Documents” shall mean the Collateral Agreement, the Limited Parent Guarantees, the Share Pledge Agreement (solely with respect to the Pledgor), the Control Agreements and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing, the Collateral and Guarantee Requirement or Section 5.10. I-36 “Senior Secured Debt” shall mean the Indebtedness under the Credit Agreement and the Note Purchase Agreement. “Senior Secured Debt Instrument” shall mean the Credit Agreement and the Note Purchase Agreement. “Service Fee” shall have the meaning ascribed to such term in the Customer Contract. “Services” shall have the meaning ascribed to such term in the Customer Contract. “Share Pledge Agreement” shall mean the pledge agreement in respect of the issued share capital of the Company, dated as of the date hereof, between the Pledgor and the Collateral Agent. “Sizing DSCR Requirement” shall mean the Projected Debt Service Coverage Ratio for each Tranche (assuming the related Delayed Draw Loans are fully drawn and Notes are fully released from escrow) is not less than 1.20:1.00 for each Monthly Payment Date from the first Amortization Start Date until the Maturity Date. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership (general or limited), association, joint venture, limited liability company or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by such Person. “SVO” shall mean the Securities Valuation Office of the National Association of Insurance Commissioners. “Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any Company Party shall be a Swap Agreement. “T3 Acceptance Date” shall mean the date that Tranche 3 is accepted by the Customer pursuant to the Customer Contract. “T4 Acceptance Date” shall mean the date that Tranche 4 is accepted by the Customer pursuant to the Customer Contract. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, assessments, fees or other similar charges (including ad valorem charges) in the nature of a tax or withholdings imposed by any Governmental Authority and any and all additions to tax, interest and penalties related thereto. “Technical Diligence Report” shall mean the report entitled “Project Opal Technical Diligence Final Report” prepared by Altman Solon and dated January 22, 2026.

I-37 “Tranche” shall mean each GPU Service (as defined in Section 1.1(b) of the Customer Contract and as further described in Table 1 thereof) and “Tranche 1”, “Tranche 2”, “Tranche 3” and “Tranche 4” is a reference to such Tranche as described in Table 1 of Section 3.2 of the Customer Contract. “Tranche GPU Funding Date Shortfall” shall have the meaning assigned to such term in Section 3.3(o). “Tranche Termination Date” shall have the meaning assigned to such term in the definition of “Remarketing Right”. “Transactions” shall mean, collectively, the transactions to occur on, prior to or immediately after the Closing Date, being (a) the execution and delivery of the Financing Documents and the initial borrowings of Delayed Draw Loans and initial purchase and sale of Notes thereunder and (b) the payment of all fees and expenses owing in connection with the foregoing. “True-Up Amount” shall mean the difference (if positive) between (a) the maximum principal amount of the Delayed Draw Loans and Notes relating to all Tranches which, if drawn or released from escrow (as applicable), would remain in compliance with the Sizing DSCR Requirement based on the Updated Financial Model delivered in accordance with Section 3.3(e)(ii) and (b) the principal amount of the Delayed Draw Loans and Notes actually drawn or released from escrow (as applicable) relating to all Tranches as at the T4 Acceptance Date. “UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction. “Unencumbered Liquid Assets” shall mean, without duplication, the following assets: (a) Unrestricted Cash; (b) undrawn and available commitments under revolving credit facilities of the Parent; and (c) marketable securities owned or otherwise held (directly or beneficially) by the Parent. “Unfunded Infrastructure” shall mean, as of any date of determination, Infrastructure in respect of which the First Funding Date (Tranche) for the applicable Tranche has not occurred as of such date. “Unrestricted Cash” shall mean cash or Cash Equivalents of the Company (or, for purposes of the definition of Unencumbered Liquid Assets, the Parent) that would not appear as “restricted” on a consolidated balance sheet of the Company (or, for purposes of the definition of Unencumbered Liquid Assets, the Parent); provided that cash or Cash Equivalents that would appear as “restricted” on a consolidated balance sheet of the Company solely because such cash or Cash Equivalents are subject to a deposit account control agreement or a securities account control agreement in favor of the Collateral Agent shall constitute Unrestricted Cash hereunder. I-38 “Updated Financial Model” shall have the meaning assigned to such term in Section 3.3(e). “U.S. Dollars” or “$” shall mean the lawful currency of the United States of America. “Upfront Amount” shall mean, for each Tranche, the upfront prepayment amount paid by the Customer to the Company under the Customer Contract in respect of such Tranche. “Upfront Amount Utilization Conditions” shall mean each of the following: (a) the Upfront Amount is used to purchase GPU Servers and related equipment (ratably, in accordance with the Base Case Financial Model) relating to the Tranche for which such Upfront Amount was funded by the Customer; (b) GPU Servers being financed by such Upfront Amount have been delivered to the DC and title to such GPU Servers (and all related warranties) has passed to the Company or will pass to the Company upon payment using proceeds of the proposed Credit Event (or cash equity contributions referenced in Section 3.3(o)(ii)); and (c) in respect of a Tranche, either (i) the Customer has accepted such Tranche in accordance with the Customer Contract or (ii) at least 97% of the GPU Servers for such Tranche shall have been delivered to the Company no later than the Delivery Deadline; provided that this condition in clause (ii) shall be extended on a day-for-day basis for any day of extension provided by the Customer under the Customer Contract up to the maximum number of days that the Customer is entitled to exercise any termination rights with respect to such Tranche arising from any failure to deliver the Minimum GPU Quantity to the Customer for acceptance testing by the expiry of the applicable Delivery Delay Window, provided, that, if the Customer has not yet accepted at least one Tranche, the Upfront Amount Utilization Conditions shall not apply and the Company shall be entitled to utilize any Upfront Amount for the purpose of funding the acquisition of GPU Servers and related equipment with respect to the first Tranche without being required to satisfy the Upfront Amount Utilization Conditions. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SCHEDULE 1.1(a) REPLACEMENT CUSTOMER CONTRACT CRITERIA 1. The replacement customer contract shall: (a) be between the Company and a Qualified Customer (as defined below); (b) have a tenor equal to, or longer than, the then-remaining tenor of the Customer Contract; (c) be denominated in U.S. Dollars; (d) not include restriction on the collateral assignment of such contract to the Secured Parties (or the counterparty shall have consented to such collateral assignment); (e) not contain a cross-default event of default to any other lease or contract outside the Company’s affiliates; (f) provide for the deployment of such Infrastructure in the DC; (g) if there is an upfront payment or similar construct, provide for the claim of the Qualified Customer to recoup the amount of any such payment to be unsecured and junior to the claims of the Financing Parties on terms substantially similar to the Customer Contract and Customer Direct Agreement; and (h) otherwise be on terms substantially similar to, or more favorable to, the Company as compared to the Customer Contract, including with respect to termination rights, uptime requirement and carve-outs to downtime, and force majeure; 2. the Intercreditor Agent shall have received an updated financial model in the form set forth in Exhibit B to the Common Terms Agreement, evidencing compliance with the Sizing DSCR Requirement and taking into account the then-current Model Adjustment Criteria; 3. the Intercreditor Agent shall have received a copy of a direct agreement with the counterparty to such replacement customer contract substantially on the same terms and conditions as contained in the direct agreement delivered pursuant to Section 3.1(c)(i) of the Common Terms Agreement (other than modifications that: (a) are favorable to the Financing Parties, or (b) do not materially and adversely prejudice the Financing Parties as a whole), or otherwise in form and substance reasonably satisfactory to the Intercreditor Agent (acting on the instructions of the Required Financing Parties); and 4. the Company shall have obtained a written confirmation from the rating agency then rating the Notes that the execution of the replacement customer contract will not result in a withdrawal or reduction of its rating of the Notes to more than one notch below the rating of the Notes immediately before the proposed action. For purposes of this Schedule 1.1(a), “Qualified Customer” means: (a) Amazon.com, Inc., (b) Meta Platforms, Inc., (c) Alphabet Inc., (d) NVIDIA Corporation or (e) any Person whose obligations under the replacement customer contract are guaranteed by any of the Persons set forth in clauses (a) through (d).

SCHEDULE 1.1(d) GPU DEPRECIATION AMOUNT SPREADSHEET [Omitted] SCHEDULE 4.4 GOVERNMENTAL APPROVALS Permit Governmental Authority Status Air Emission Permit – Title V Permit Texas Commission on Environmental Quality (TCEQ) Permit to be obtained by the Manager prior to the commencement of operations of the Horizon 3 generators. Application to be submitted in Q2 2026.

SCHEDULE 4.5 MATERIAL PROJECT CONTRACTS 1. Customer Contract. 2. Managed Services Agreement. 3. Colocation Agreement. 4. Dell Purchase Agreement. 5. Extended Warranty Agreement. SCHEDULE 4.7(a) COMPANY INFORMATION Name Jurisdiction of Formation Percentage of each class of Equity Interests owned by Pledgor IE US HARDWARE 3 LLC Delaware Pledgor owns 100% of the membership interests in Company

Agreed Form 1 Schedule 5.2 Insurance Requirements 1. General Requirements. The Company shall, without cost to the Secured Parties, maintain or cause to be maintained on its behalf in effect at all times on and after the Closing Date the types of insurance required by the following provisions together with any other types of insurance required hereunder or pursuant to this Agreement. The insurance policies shall be in such form and on terms and conditions reasonably acceptable to the Collateral Agent, acting reasonably, in consultation with the Insurance Consultant. Insurers shall be rated “A-” or better, with a minimum size rating of “X” by A.M. Best, A- by S&P, or as otherwise reasonably acceptable to the Collateral Agent, in consultation with the Insurance Consultant. a. All Risk Insurance. From the Closing Date until Discharge of Secured Obligations, with no gap in cover, broad form “All Risk” property insurance, as such term is used in the insurance industry, including coverage for mechanical and electrical breakdown with no exclusion for GPU testing/commissioning and including Terrorism (TRIA endorsement). The All Risk policy shall include resulting or ensuing damage arising out of design error or faulty workmanship, materials, the peril of fire and other perils and terms that are consistent with current industry practice. The policy is to insure all real and personal property of the Company at an insured location including onsite and offsite storage with a limit sufficient to cover the replacement values at the onsite or offsite storage locations. The basis of settlement for the Infrastructure that is the subject of this Agreement shall be, if not repaired or replaced, the actual cash value, except for Graphics Processing Units (GPUs); On Graphics Processing Units (GPUs), the lesser of the following: a) the original acquisition cost per unit; or b) the then-outstanding principal amount of the Delayed Draw Loans and Notes to which the relevant Tranche of such GPUs relates, calculated on a pro-rata per-unit basis as of the date of the loss. The overall policy limit available for the Infrastructure shall be per occurrence for all perils including TRIA) and not less than $2 billion at the initial First Funding Date (Tranche), $4 billion at second First Funding Date (Tranche) and $5.7 billion subject to availability on commercially reasonable terms at full deployment for a combined physical damage and business interruption loss. Post full deployment the loss limit at each insurance renewal shall not be less than the lesser of (x) $4 billion and (y) the then-outstanding principal amount of the Senior Secured Debt, or such lower amount as may be agreed by the Required Secured Parties in consultation with the Insurance Consultant. Customary sublimits and extensions of coverage are permitted with respect to the following perils: 2 i. inland transit and offsite property in storage, full replacement cost values of any shipment or property in storage, if applicable. ii. Aggregate sublimits for all windstorm (including hail) shall be full replacement per location if commercially available, otherwise best available and not less than $1,000,000,000. iii. Aggregate sublimits for flood and earthquake shall be full replacement per location if commercially available, otherwise best available and not less than $250,000,000 per peril. iv. Such other coverages not identified in clauses (i) through (iii) above customarily sub-limited and/or aggregated or restricted in amounts consistent with current industry practice with respect to similar risks, with all terms, conditions, and exclusions, reasonably acceptable to the Collateral Agent in consultation with the Insurance Consultant, that are appropriate for operations. v. Business interruption insurance on a gross earnings form with a limit sufficient to cover twelve (12) consecutive months net revenues being 12 months gross revenue less those costs that would not be incurred in a claim and above the deductible waiting period for direct damage to the Infrastructure or other covered property at an insured location. vi. Service Interruption (for perils insured and as defined in the policy) and Contingent Time Element / Contingent Business Interruption (first tier customers and suppliers for perils insured in the policy) shall be maintained with a limit of $50,000,000, subject to availability on commercially reasonably terms, otherwise best available and not less than $25,000,000 each. The All Risk policy shall include but not be limited to: (a) an automatic reinstatement of limits following each loss (except for the perils of earth movement, pollution clean- up, flood, all wind, and other aggregated limits that typically apply); (b) no coinsurance clauses (or a waiver thereof); (c) coverage for physical damage that is not covered by warranty or guaranty to the extent normally insured and interim payment clauses reasonably satisfactory to the Collateral Agent in consultation with the Insurance Consultant. Exclusions shall be customary. A customary serial defect clause shall be permitted in form reasonably acceptable to the Collateral Agent in consultation with the Insurance Consultant. Physical damage deductibles not to exceed $25,000,000 per occurrence for all perils except hail which shall be nil. Time element deductible waiting periods in excess of 30 days to be approved by the Collateral Agent in consultation with the Insurance Consultant with such approval not to be unreasonably withheld, conditioned or delayed. b. Other Insurance. In accordance with prudent industry practice including, but not limited to general liability insurance for construction and operations exposures, excess liability, with aggregated limits of at least $25,000,000 occurrence and aggregate. Cyber liability with limits of at least $50,000,000 per occurrence and in the aggregate. Stock throughput insurance, if any exposure and customary tech E&O, D&O and management liability coverages.

3 c. Workers’ Compensation/Employer’s Liability/Automobile Liability. If the Company has any exposure and in accordance with statutory requirements and prudent industry practice limits, terms and deductibles. d. Leasehold Interest/Shared Assets. If any exposure, must be insured for the benefit of this transaction on materially the same terms as 1 (a) above if available at commercially reasonable terms, otherwise best available. e. Corporate Program and Aggregate Limits and Sublimits. The use of a corporate or shared insurance program, a blanket loss limit less than full replacement of the Infrastructure, and aggregate sublimits for earth movement, flood and wind are subject to the approval of the Collateral Agent (acting reasonably, in consultation with the Insurance Consultant) and further subject to the following conditions: i. Loss engineering reports performed by a qualified third party reasonably acceptable to and considering loss scenarios reasonably requested, but not more than once in a twelve (12) month period, by the Collateral Agent in consultation with the Insurance Consultant including a cluster fire maximum foreseeable loss, and a 1 in 500-year probable maximum loss for natural hazard perils subject to aggregate sublimits. ii. If policy aggregate limits or aggregate sub-limits are eroded below the limits required herein, or exhausted due to any loss, the Company to give prompt written notice of such reduction in limits to the Collateral Agent and shall cause the required limits to be reinstated or obtained for the benefit of such Project as soon as reasonably possible within thirty (30) days following the loss or erosion. iii. Fair and reasonable premium allocation, including future loss loading (if any) with transparency on the methodology. a. Contractors and Subcontractors. The Company to require all contractors and subcontractors performing operations and maintenance or other on-site or off- site work on its behalf, to obtain and maintain insurance in accordance with standard industry practice for similar work and operations and shall endeavor to have the Company named as additional insured (with the exception of workers’ compensation) and provide the Company with a certificate of insurance prior to the start of the work on the Project Site. It is the responsibility of the Company to monitor compliance with this clause. b. Required Lender Endorsements. All Insurance Policies required to be maintained pursuant to this Schedule 5.02 (other than workers compensation) shall provide: i. Additional insured status for the Collateral Agent (for the benefit of the Secured Parties) (the “Additional Insured”) on all first party and third party liability insurance maintained with respect to Infrastructure only (except workers compensation, business interruption and employers liability). ii. Non-vitiation for all first party and general liability insurance in accordance with a Multiple Insureds Clause or the equivalent, with no unusual additions or exclusions, or other suitable provision and in all cases reasonably acceptable to the Collateral Agent (in consultation with the Insurance Consultant). 4 iii. Unconditional waivers of subrogation from the Insurers in favor of the Additional Insured and the Company. iv. The Additional Insured will have the right but not the obligation to pay premiums on behalf of the policy owner in case of non-payment. v. Insurance shall be primary and not in excess of or contributing with any other insurance or self-insurance maintained by the Company or Additional Insured. However, policies can act in excess of underlying policies or general liability policies provided by contractors in accordance with the terms of this Schedule 5.2. vi. Policy continues on bankruptcy. vii. Policies are non-cancellable except for thirty (30) days written notice of cancellation, except ten (10) days for non-payment of premium, to the Collateral Agent. viii. That the Additional Insured shall have no obligations whatsoever including but not limited to any obligation to disclose information to Insurers, make undertakings, comply with warranties, pay premium or incur deductibles. ix. Severability/separation of insureds such that each policy treats each insured and additional insured (including but not limited to the Additional Insured) as if an equivalent separate policy was issued to it except that policy limits and sub- limits are shared. x. All policies (except workers compensation) shall include cross liability with no exclusion of any insureds or Additional Insured. xi. The Collateral Agent on behalf of the Secured Parties shall be the sole loss payee on the insurance proceeds on all property damage and time element/contingent time element proceeds up to $2 billion at the initial First Funding Date (Tranche) and $4 billion at second First Funding Date (Tranche), then reducing proportionately as Delayed Draw Loans and Notes are repaid, prepaid or redeemed. The Collateral Agent on behalf of the Secured Parties shall be the sole loss payee for all windstorm, severe convective storm including all related perils, flood and earthquake proceeds with a lender’s loss payable clause reasonably acceptable to the Collateral Agent and the applicable loss proceeds accounts for physical damage and time element will be endorsed to the policy. The accounts for payments with respect to the policies specified in this clause (xi) are not to be changed without written authorization of the Collateral Agent. (a) Occurrence Forms. Occurrence forms (which may be met through the use of a retroactive date on any claims made policies). (b) Loss Notification, Adjustment and Settlement. Any loss insured by property and business interruption related policies of insurance required to be maintained pursuant to this Schedule 5.2 or other first party insurance policies or coverages shall be adjusted with the respective insurance companies, including the filing in a timely manner of appropriate proceedings by the Company. The Collateral Agent shall be notified of, and shall have the right to sign off on (such sign-off not to be unreasonably withheld, conditioned or delayed), claims settlement for Infrastructure losses exceeding

5 $75,000,000. (c) Insurance Policy Review. To the extent that complete copies of the actual insurance policies (or actual insurance policies with information not related to the Project redacted) required to be obtained and maintained in accordance with the terms of this Schedule 5.2 are not furnished to the Insurance Consultant and/or the Collateral Agent, the Company warrants that the insurance information to the best of its knowledge provided (in whatever form) to the Insurance Consultant and/or the Collateral Agent is complete and accurate in all material respects and warrants that such insurance is in compliance in all material respects with the insurance requirements of this Schedule 5.2. (d) Reports. The Company shall advise the Collateral Agent in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Company which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Company pursuant to this Schedule 5.2. (e) Failure to Maintain Insurance. In the event the Company fails to take out or maintain the full insurance coverage required by this Schedule 5.2, the Collateral Agent, upon ten (10) Business Days’ prior notice (unless the aforementioned insurance would lapse within such period or has already lapsed, in which event notice shall not be required) to the Company of any such failure, may (but shall not be obligated to), take out the required policies of insurance and pay the premiums on the same in which case the Company shall in a timely manner provide or cause to be provided all relevant underwriting information as is required by the Collateral Agent. All amounts so advanced by the Secured Parties shall become an Obligation of the Company and the Company shall forthwith pay such amounts to such Secured Parties, together with interest from the date of payment by such Secured Parties at the Default Rate. (f) Failure to Collect. In the event that the Company fails to respond in a timely and appropriate manner (as reasonably determined by the Collateral Agent) or to take any steps necessary or reasonably requested by the Collateral Agent to collect from any insurers for any material loss covered by any insurance required to be maintained by this Schedule 5.2, the Collateral Agent shall have the right to make all proofs of loss, negotiate all claims and/or receive all or any part of the proceeds of the foregoing insurance policies, either in its own name or the name of the Company; provided, however, that the Company shall, upon the Collateral Agent’s request and at the Company’s own cost and expense, make all proofs of loss and take all other steps necessary or reasonably requested by the Collateral Agent to collect from insurers for any loss covered by any insurance required to be obtained by this Schedule 5.2. 1.1 Other Insurance Requirements. The Company shall maintain or cause to be maintained such insurance coverage and/or terms in addition to that required by the foregoing provisions of this Schedule 5.2 as the Collateral Agent (at the direction of the Required Financing Parties, in consultation with the Insurance Consultant) may from time to time reasonably require, due to (i) material new information coming to the attention of the Secured Parties after the Closing Date or (ii) materially changed circumstances after the Closing Date, which, in the case of either of the foregoing clauses (i) and (ii), is reasonably determined by the Required Financing Parties (in consultation with the Insurance Consultant) to render the insurance coverage set forth in this Schedule 5.2 materially inadequate. 1.2 Closing, Annual Review and Certification of Compliance. On or before renewal each 6 year the Company shall furnish to the Collateral Agent, for review by the Collateral Agent, in consultation with the Insurance Consultant for customary compliance reviews, a certificate of insurance, showing the insurance then maintained by or on behalf of the Company with the terms hereof and, together with (i) evidence of payment of the premiums then due and payable thereon, (ii) a detailed summary of the insurance policies held by or for the benefit of the Company and required to be in force by the provisions of this Schedule 5.2 and (iii) a certificate of insurance executed by the Company’s insurance broker or insurance company. The certificate shall identify insurers, the type of insurance, the insurance limits, policy term, and shall include the name of the insurance company or companies, policy number(s) or binder numbers (if available), and expiration date of the insurance policies. Detailed summaries of any policies required pursuant to this Schedule 5.2 shall be furnished to the Collateral Agent upon request (to the extent available at that time); provided that no such request may be made more than once in any 12 month period unless an Event of Default has occurred and is continuing. 1.3 No Duty to Verify Insurance Compliance. The Collateral Agent shall be entitled, upon reasonable advance notice, to review at the Company’s location the Company’s books and records regarding all insurance policies (excluding the policies themselves) maintained with respect to the Project and the Company’s obligations under this Schedule 5.2. Notwithstanding the foregoing, no provision of this Schedule 5.2 or any other provision of this Agreement or any other Material Project Contract shall impose on the Secured Parties any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Company, nor shall the Secured Parties be responsible for any representations or warranties made by or on behalf of the Company or any other party to any insurance company or underwriter. 1.4 Waivers of Insurance Requirements. One week prior to each renewal (and otherwise if), in the reasonable opinion of the Company, any insurance or reinsurance, including but not limited to the terms and conditions, limits or deductibles thereof or endorsements thereon, required by this Schedule 5.2 (other than any insurance required to be maintained by law) shall not be available on commercially reasonable terms in the commercial insurance market: (a) The Company shall promptly inform the Collateral Agent of such purported unavailability; and (b) Subject to the granting of such waiver, the Company shall be relieved of its obligation to maintain such insurance, but only to the extent and for so long as the Insurance Consultant confirms to the Collateral Agent that such insurance or reinsurance is not available on commercially reasonable terms in the commercial insurance markets for projects of comparable location, type and capacity as the applicable Project. The waiver will contain a written confirmation (in a form and substance reasonably acceptable to the Collateral Agent), prepared by the insurance broker of the Company certifying: (a) that such insurance is not available on commercially reasonable terms in the commercial insurance market for projects of comparable location, type and capacity as the applicable Project. (b) the maximum amount of insurance coverage that is available.

7 (c) a reasonably detailed explanation of such conclusions. The waiver request will contain a proposal for an alternative means of risk mitigation to cover any material newly uninsured risk to be reasonably acceptable to the Required Financing Parties; and such other information as the Collateral Agent or Insurance Consultant may reasonably request. At reasonable intervals after the granting of any such temporary waiver, the Company shall furnish to the Collateral Agent within fifteen (15) days following a request for an update, supplemental reports updating the prior reports and reaffirming such conclusions. Such waiver shall be effective only so long as such insurance shall not be generally available on commercially reasonable terms in the commercial insurance market. Any waiver granted pursuant to this Schedule 5.2 shall expire, without further action by any party, thirty (30) days after such waived insurance requirement becoming available on commercially reasonable terms, as reasonably determined by the Collateral Agent (acting reasonably at the direction of the Required Financing Parties in consultation with the Insurance Consultant). To the extent any insurance requirement is waived in whole or in part pursuant to this Section 1.4, the Company shall obtain the best available insurance comparable to the requirements of this Schedule 5.2 then generally available on commercially reasonable terms in the commercial insurance market (as confirmed by the Insurance Consultant). Notwithstanding the foregoing, insurance required to be maintained by applicable Law shall be maintained at all times. 1.5 Additional Requirements. The Company shall at all times maintain or cause to be maintained the insurance coverage required by law and under the terms of Material Project Contracts to which it is a party if failure to do so could reasonably be expected to have a Material Adverse Effect. All responsibility for verification of compliance with such Material Project Contracts shall rest solely with the Company. SCHEDULE 12.1 LENDERS AND PURCHASERS NOTICE INFORMATION Each of the Purchasers: As indicated in the Purchaser Schedule attached to the Note Purchase Agreement. Each of the Lenders: As indicated in the applicable Administrative Questionnaire (as defined in the Credit Agreement) for such Lender.

EXHIBIT A [Omitted] [Signature Page Follows] FORM OF SOLVENCY CERTIFICATE EXHIBIT B FORM OF FINANCIAL MODEL [Omitted]

EXHIBIT C FORM OF CONSTRUCTION/INSTALLATION PROGRESS REPORT [Omitted] EXHIBIT D FORM OF COMMON TERMS ACCESSION AGREEMENT [Omitted]

EXHIBIT E FORM OF COMPLIANCE CERTIFICATE [Omitted] EXHIBIT F [Omitted] LEVEL 4 FUNCTIONAL PERFORMANCE TEST CRITERIA

EXHIBIT G FORM OF ESCROW RELEASE INSTRUCTION [Omitted] Privileged & Confidential EXHIBIT H FORM OF INTERCOMPANY SUBORDINATION AGREEMENT [Omitted]